    Salomon Brothers
    Variable Series Funds Inc


   Semi-Annual
   Report
   2002

   JUNE 30, 2002

..  INVESTORS FUND


[GRAPHIC]

[PHOTO]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You



DEAR SHAREHOLDER:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Investors Fund ("Fund")/1/ for the period ended June 30, 2002. This letter discusses general economic and market conditions as well as major Fund developments during the reporting period. A detailed summary of performance and the Fund's holdings, along with the unaudited financial statements for the six months ended June 30, 2002, can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

INVESTMENT OBJECTIVE AND STRATEGY

The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in common stocks of established U.S. companies and may invest in other equity securities. The Fund continues to focus on stocks with what we believe to be attractive valuations and favorable earnings growth prospects. And while no guarantees can be made, we are confident that our value strategy should continue to reward shareholders over time.

PERFORMANCE UPDATE

The Fund's shares returned negative 12.74%/2/ for the six months ended June 30, 2002. In comparison, the S&P 500 Index/3/ returned negative 13.15% for the same period. Past performance is not a guarantee of future results.

MARKET REVIEW

The U.S. equity market continued its downward trend during the first half of the year, as most major indices posted double-digit losses for the period. Investor concerns on numerous fronts, particularly regarding corporate governance and accounting issues, continued to weigh down the major market

--------
1The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. The objective of a variable annuity product is to preserve through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2Performance does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is not a guarantee of future results.
3The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

indices. New allegations of corporate fraud and insider trading shook the market further. Both the S&P 500 Index and the Nasdaq Composite Index ("Nasdaq")/4/ breached their September 2001 lows toward the end of June but rallied to close above those levels. By the end of the six months ended June 30, 2002, the S&P 500 Index posted a decline of 13.15% for the period while the Nasdaq fell 24.98%.

Technology and telecom stocks led the market's decline again, as continued concerns about competitive pressures and corporate earnings hit these sectors during the period. Additionally, concerns about accounting issues and debt burdens affected telecom stocks in particular. The basic materials, consumer staples and energy sectors were the best performing sectors of the S&P 500 Index and the only sectors of the index that had positive returns for the period.

PORTFOLIO HIGHLIGHTS

The Fund had a challenging first half. Although the Fund did not own shares of most of the companies involved in various high-profile collapses, many companies that it did own were dragged down in sympathy. The Fund's performance was due primarily to security selection in the utilities sector and its overweight position in technology stocks.

In the utilities sector, the Fund's exposure to El Paso Corp. and The Williams Cos., Inc., both of which have merchant energy operations, hurt its performance. During the period, merchant energy companies came under a great deal of scrutiny from regulatory authorities, politicians and rating agencies. The companies responded to rating agency concerns by scaling back trading activities and selling assets to shore up their balance sheets. These actions have had a negative impact on earnings. We swapped the Fund's Williams position into El Paso because El Paso has already completed, as reported, a number of steps to improve its balance sheet. In our opinion, El Paso's valuation is quite attractive, but we recognize that this sector will likely remain in the spotlight for some time.

The Fund's technology and telecom holdings also negatively impacted performance in the first half of the year, particularly AT&T Wireless Services Inc., Sun Microsystems, Inc. and Comverse Technology, Inc. We have continued to take advantage of weakness in these stocks and others by adding modestly to existing positions. The Fund's investment focus is on companies with attractive valuations, strong balance sheets and leading market share positions. We feel that all three of the aforementioned companies meet these criteria. We recognize that there may be further downside in technology and telecom stocks, but we want to position the Fund's portfolio to participate when these sectors recover.

--------
4The Nasdaq is a market value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

The top contributors to performance during the first half came from a variety of sectors and included Novartis A.G. ADR, HCA Inc., The Pepsi Bottling Group, Inc., Willamette Industries and Wachovia Corp. Willamette benefited from a cash takeover by Weyerhaeuser Co. Pepsi Bottling's solid, reported operating fundamentals led to a significant gain in its stock price, and we subsequently sold the stock for valuation reasons. We continue to hold the three remaining stocks but have trimmed a couple of them due to their increased valuations.

As a result of the expanded breadth of the market sell-off experienced in the first half of the year, we are starting to see additional opportunities in areas beyond technology and telecom. In the healthcare sector, many of the U.S. pharmaceutical stocks have come into our valuation range. We have reduced the Fund's holdings in healthcare stocks that have performed quite well, namely HCA Inc. and Novartis A.G. ADR, and have redeployed those proceeds into several U.S. pharmaceutical stocks that offer, in our opinion, a more favorable risk/reward relationship.

We appreciate your investment with the Salomon Brothers Variable Investors Fund and look forward to serving your financial needs in the years ahead.

Sincerely,

/s/ Heath B. McLendon          /s/ John B. Cunningham

Heath B. McLendon              John B. Cunningham
Chairman                       Executive Vice President

July 19, 2002

The information provided in this letter represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.

The graph to the right depicts the performance of the Investors Fund versus the S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE INVESTORS FUND
 Comparison of $10,000 Investment in the Fund with S&P 500 Index

                                    [CHART]

                Investors Fund       S&P 500 Index
                --------------       --------------
    2/17/1998       $10,000            $10,000
    12/98            11,055             12,179
    12/99            12,343             14,738
    12/00            14,224             13,396
    12/01            13,634             11,805
    6/30/2002        11,896             10,253


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Total
  Period Ended         of Period of Period Dividends Distributions  Returns+
  ----------------------------------------------------------------------------
  6/30/02               $12.79    $11.16     $0.00       $0.00      (12.74)%++
  ----------------------------------------------------------------------------
  12/31/01               13.59     12.79      0.09        0.16       (4.15)
  ----------------------------------------------------------------------------
  12/31/00               12.23     13.59      0.10        0.41       15.24
  ----------------------------------------------------------------------------
  12/31/99               11.01     12.23      0.06        0.00       11.65
  ----------------------------------------------------------------------------
  2/17/98* -- 12/31/98   10.00     11.01      0.05        0.00       10.55++
  ----------------------------------------------------------------------------
  Total                                      $0.30       $0.57
  ----------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

Six Months Ended 6/30/02++          (12.74)%
-------------------------------------------
Year Ended 6/30/02                  (15.85)
-------------------------------------------
2/17/98* through 6/30/02              4.06
-------------------------------------------

 Cumulative Total Return+ (unaudited)

2/17/98* through 6/30/02                     18.96%
--------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Commencement of operations.

          Schedule of Investments
          June 30, 2002 (unaudited)



Shares                        Security                            Value
---------------------------------------------------------------------------
COMMON STOCK -- 99.3%
Basic Industries -- 5.1%
160,100 Alcoa Inc............................................. $  5,307,315
 98,100 The Dow Chemical Co...................................    3,372,678
 98,800 International Paper Co................................    4,305,704
                                                               ------------
                                                                 12,985,697
                                                               ------------
Capital Goods -- 2.7%
107,100 Honeywell International Inc...........................    3,773,133
 43,800 United Technologies Corp..............................    2,974,020
                                                               ------------
                                                                  6,747,153
                                                               ------------
Communications -- 8.5%
378,300 AT&T Corp.............................................    4,047,810
661,800 AT&T Wireless Services Inc.+..........................    3,871,530
160,100 General Motors Corp., Class H Shares+.................    1,665,040
 15,820 Genuity Inc.+.........................................       60,116
265,700 Qwest Communications International Inc................      743,960
 68,800 SBC Communications Inc................................    2,098,400
288,100 Sprint Corp...........................................    3,056,741
150,300 Verizon Communications Inc............................    6,034,545
                                                               ------------
                                                                 21,578,142
                                                               ------------
Consumer Cyclicals -- 5.0%
 74,300 Costco Wholesale Corp.+...............................    2,869,466
112,500 Federated Department Stores, Inc.+....................    4,466,250
246,300 The Gap, Inc..........................................    3,497,460
 55,796 MGM MIRAGE+...........................................    1,883,115
                                                               ------------
                                                                 12,716,291
                                                               ------------
Consumer Non-Cyclicals -- 12.3%
 50,400 General Mills, Inc....................................    2,221,632
 74,700 Kimberly-Clark Corp...................................    4,631,400
446,500 Liberty Media Corp., Class A Shares+..................    4,465,000
138,400 McDonald's Corp.......................................    3,937,480
210,200 The News Corp. Ltd. ADR...............................    4,151,450
 94,600 Philip Morris Cos. Inc................................    4,132,128
 60,800 R.J. Reynolds Tobacco Holdings, Inc...................    3,268,000
155,300 Safeway Inc.+.........................................    4,533,207
                                                               ------------
                                                                 31,340,297
                                                               ------------
Energy -- 7.8%
 19,300 Anadarko Petroleum Corp...............................      951,490
 91,500 Burlington Resources Inc..............................    3,477,000
118,300 Conoco Inc............................................    3,288,740
 91,800 Marathon Oil Corp.....................................    2,489,616
 55,300 Royal Dutch Petroleum Co., NY Shares..................    3,056,431
 45,100 Total Fina S.A. ADR...................................    3,648,590
 97,000 Transocean Inc........................................    3,021,550
                                                               ------------
                                                                 19,933,417
                                                               ------------
Financial Services -- 28.8%
 94,700 American Express Co...................................    3,439,504
 60,800 American International Group, Inc.....................    4,148,384
 48,000 Bank of America Corp..................................    3,377,280
106,900 The Bank of New York Co., Inc.........................    3,607,875
121,500 FleetBoston Financial Corp............................    3,930,525
 50,900 Freddie Mac...........................................    3,115,080


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



 Shares                         Security                            Value
-----------------------------------------------------------------------------
Financial Services -- 28.8% (continued)
   54,300 The Goldman Sachs Group, Inc.......................... $  3,982,905
   74,200 Household International, Inc..........................    3,687,740
  105,400 J.P. Morgan Chase & Co................................    3,575,168
  117,000 Manulife Financial Corp...............................    3,346,200
  106,600 MBNA Corp.............................................    3,525,262
  113,100 Merrill Lynch & Co., Inc..............................    4,580,550
   83,400 Morgan Stanley........................................    3,592,872
  200,600 U.S. Bancorp..........................................    4,684,010
  113,400 Wachovia Corp.........................................    4,329,612
  201,000 Waddell & Reed Financial, Inc., Class A Shares........    4,606,920
   98,000 Washington Mutual, Inc................................    3,636,780
   81,200 Wells Fargo & Co......................................    4,064,872
   49,500 XL Capital Ltd., Class A Shares.......................    4,192,650
                                                                 ------------
                                                                   73,424,189
                                                                 ------------
Healthcare -- 9.5%
   29,400 Eli Lilly & Co........................................    1,658,160
   82,400 HCA Inc...............................................    3,914,000
   33,200 Merck & Co., Inc......................................    1,681,248
   76,200 Novartis A.G. ADR.....................................    3,339,846
  107,400 Pfizer Inc............................................    3,759,000
  122,600 Pharmacia Corp........................................    4,591,370
  208,900 Schering-Plough Corp..................................    5,138,940
                                                                 ------------
                                                                   24,082,564
                                                                 ------------
Real Estate Investment Trust -- 1.1%
   96,500 Equity Office Properties Trust........................    2,904,650
                                                                 ------------
Technology -- 14.4%
  270,000 3Com Corp.+...........................................    1,188,000
   10,031 Agere Systems Inc., Class A Shares+...................       14,043
  246,202 Agere Systems Inc., Class B Shares+...................      369,303
   52,700 Computer Associates International, Inc................      837,403
  331,800 Comverse Technology, Inc.+............................    3,072,468
  124,000 Dell Computer Corp.+..................................    3,241,360
  312,500 Hewlett-Packard Co....................................    4,775,000
   30,800 Intel Corp............................................      562,716
   28,800 International Business Machines Corp..................    2,073,600
1,629,100 Lucent Technologies Inc.+.............................    2,704,306
  237,100 Motorola, Inc.........................................    3,418,982
   75,700 National Semiconductor Corp.+.........................    2,208,169
  346,100 Nokia Oyj, Sponsored ADR..............................    5,011,528
  468,000 Solectron Corp.+......................................    2,878,200
  831,000 Sun Microsystems, Inc.+...............................    4,163,310
                                                                 ------------
                                                                   36,518,388
                                                                 ------------
Transportation -- 0.9%
   44,000 Canadian National Railway Co..........................    2,279,200
                                                                 ------------
Utilities -- 3.2%
   87,600 American Electric Power Co., Inc......................    3,505,752
  212,300 El Paso Corp..........................................    4,375,503
   31,081 The Williams Cos., Inc................................      186,175
                                                                 ------------
                                                                    8,067,430
                                                                 ------------
          TOTAL COMMON STOCK (Cost -- $283,324,884).............  252,577,418
                                                                 ------------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)


Shares                       Security                            Value
--------------------------------------------------------------------------
PREFERRED STOCK -- 0.7%
Consumer Cyclicals -- 0.7%
33,300 Ford Motor Co., Capital Trust II, 6.500% due 1/15/32
        (Cost -- $1,690,422)................................. $  1,873,125
                                                              ------------
       TOTAL INVESTMENTS -- 100%
       (Cost -- $285,015,306*)............................... $254,450,543
                                                              ============

--------
 + Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   ____________________________________
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          June 30, 2002 (unaudited)


   ASSETS:
    Investments, at value (Cost -- $285,015,306)............... $254,450,543
    Receivable for securities sold.............................    5,933,534
    Receivable for Fund shares sold............................      729,542
    Dividends and interest receivable..........................      469,950
    Deferred organization costs................................        3,960
                                                                ------------
    Total Assets...............................................  261,587,529
                                                                ------------
   LIABILITIES:
    Payable for securities purchased...........................    1,597,679
    Payable to bank............................................      354,147
    Payable for Fund shares purchased..........................      339,226
    Management fee payable.....................................      155,462
    Administration fee payable.................................       11,104
    Accrued expenses...........................................       97,004
                                                                ------------
    Total Liabilities..........................................    2,554,622
                                                                ------------
   Total Net Assets............................................ $259,032,907
                                                                ============
   NET ASSETS:
    Par value of capital shares................................ $     23,218
    Capital paid in excess of par value........................  300,835,784
    Undistributed net investment income........................    1,205,275
    Accumulated net realized loss from security transactions...  (12,466,750)
    Net unrealized depreciation of investments and foreign
      currencies...............................................  (30,564,620)
                                                                ------------
   Total Net Assets............................................ $259,032,907
                                                                ============
   Shares Outstanding..........................................   23,217,592
                                                                ------------
   Net Asset Value, per share..................................       $11.16
                                                                ------------


                      See Notes to Financial Statements.

          Statement of Operations
          For the Six Months Ended June 30, 2002 (unaudited)


INVESTMENT INCOME:
  Dividends............................................................ $  2,148,577
  Interest.............................................................      146,183
  Less: Foreign withholding tax........................................      (29,941)
                                                                        ------------
  Total Investment Income..............................................    2,264,819
                                                                        ------------
EXPENSES:
  Management fee (Note 2)..............................................      922,206
  Administration fee (Note 2)..........................................       65,872
  Audit and legal......................................................       19,481
  Shareholder communications...........................................       18,248
  Registration fees....................................................       12,330
  Custody..............................................................       10,654
  Shareholder and systems servicing fees...............................        4,833
  Amortization of deferred organization costs..........................        3,097
  Directors' fees......................................................        2,096
  Other................................................................        4,043
                                                                        ------------
  Total Expenses.......................................................    1,062,860
                                                                        ------------
Net Investment Income..................................................    1,201,959
                                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities).............   (4,066,070)
   Foreign currency transactions.......................................        3,316
                                                                        ------------
  Net Realized Loss....................................................   (4,062,754)
                                                                        ------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of period.................................................    4,291,566
   End of period.......................................................  (30,564,620)
                                                                        ------------
  Increase in Net Unrealized Depreciation..............................  (34,856,186)
                                                                        ------------
Net Loss on Investments and Foreign Currencies.........................  (38,918,940)
                                                                        ------------
Decrease in Net Assets From Operations................................. $(37,716,981)
                                                                        ============

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001



                                                        2002          2001
                                                    ------------  ------------
 OPERATIONS:
  Net investment income............................ $  1,201,959  $  1,882,957
  Net realized loss................................   (4,062,754)   (6,598,135)
  Increase in net unrealized depreciation..........  (34,856,186)   (4,447,298)
                                                    ------------  ------------
  Decrease in Net Assets From Operations...........  (37,716,981)   (9,162,476)
                                                    ------------  ------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................           --    (1,895,869)
  Net realized gains...............................           --    (2,377,776)
                                                    ------------  ------------
  Decrease in Net Assets From Distributions to
    Shareholders...................................           --    (4,273,645)
                                                    ------------  ------------
 FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................   59,426,527   138,936,939
  Net asset value of shares issued in connection
    with the transfer of the Travelers Series
    Trust -- Jurika & Voyles Core Equity Portfolio
    (Note 9).......................................           --     4,416,692
  Net asset value of shares issued in connection
    with the transfer of the Travelers Series
    Trust -- Strategic Stock Portfolio (Note 9)....           --    11,788,660
  Net asset value of shares issued for
    reinvestment of dividends......................           --     4,273,645
  Cost of shares reacquired........................  (17,613,677)  (33,372,612)
                                                    ------------  ------------
  Increase in Net Assets From Fund Share
    Transactions...................................   41,812,850   126,043,324
                                                    ------------  ------------
 Increase in Net Assets............................    4,095,869   112,607,203
 NET ASSETS:
  Beginning of period..............................  254,937,038   142,329,835
                                                    ------------  ------------
  End of period*................................... $259,032,907  $254,937,038
                                                    ============  ============
 * Includes undistributed net investment income of:   $1,205,275            --
                                                    ============  ============



                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Investors Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series"); its primary investment objective is to seek long-term growth of capital and secondarily current income. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Large Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of June 30, 2002, the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund had not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $23,344 and $1,351,704, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

Notes to Financial Statements
(unaudited) (continued)



2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.70% of its average daily net assets. This fee is calculated daily and paid monthly.

SBAM also acts as administrator to the Fund. As compensation for its services, the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. For the six months ended
June 30, 2002, SSB and its affiliates received brokerage commissions of $22,594.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.............................................. $113,612,277
                                                        ============
Sales.................................................. $ 58,969,249
                                                        ============

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation.......................... $ 18,597,374
Gross unrealized depreciation..........................  (49,162,137)
                                                        ------------
Net unrealized depreciation............................ $(30,564,763)
                                                        ============

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Notes to Financial Statements
(unaudited) (continued)



5. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2002, the Fund did not enter into any written covered call or put option contracts.

6. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(unaudited) (continued)



7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") or other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund did not hold any TBA securities.

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2002, the Fund did not have any securities on loan.

9. Transfer of Net Assets

On October 26, 2001, the Fund acquired the assets and liabilities of the Travelers Series Trust -- Jurika & Voyles Core Equity Portfolio and Strategic Stock Portfolio ("Portfolios") pursuant to a plan of reorganization approved by Portfolios' shareholders on October 22, 2001. Total shares issued by the Fund, the total net assets of the Portfolios and total net assets of the Fund on the date of the transfer were as follows:

                                                   Shares Issued Total Net Assets  Total Net Assets
Acquired Portfolio                                  by the Fund  of the Portfolios   of the Fund
------------------                                 ------------- ----------------- ----------------
Jurika & Voyles Core Equity Portfolio.............    361,431       $ 4,416,692      $216,265,246
Strategic Stock Portfolio.........................    964,702        11,788,660       216,265,246

Total net assets of the Fund immediately after the transfer were $232,470,598. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Notes to Financial Statements
(unaudited) (continued)




10. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $7,021,000, available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. Expiration occurs on December 31 of the year indicated:

                                                              2008       2009
                                                           ---------- ----------
Carryforward Amounts...................................... $1,353,000 $5,668,000
                                                           ========== ==========

11. Capital Stock

At June 30, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                   Six Months Ended    Year Ended
                                                    June 30, 2002   December 31, 2001
                                                   ---------------- -----------------
Shares sold.......................................     4,727,058       10,452,052
Net asset value of shares issued in connection
  with the transfer of the Travelers Series
  Trust -- Jurika & Voyles Core Equity Portfolio
  (Note 9)........................................            --          361,431
Net asset value of shares issued in connection
  with the transfer of the Travelers Series
  Trust -- Strategic Stock Portfolio (Note 9).....            --          964,702
Shares issued on reinvestment of dividends........            --          314,994
Shares reacquired.................................    (1,447,823)      (2,631,785)
                                                      ----------       ----------
Net Increase......................................     3,279,235        9,461,394
                                                      ==========       ==========

          Financial Highlights


For a share of capital stock outstanding for the year ended December 31, unless otherwise noted:

                                                2002(1)       2001      2000      1999    1998(2)
                                              --------     --------   --------  -------  -------
Net Asset Value, Beginning of Period.........   $12.79       $13.59     $12.23   $11.01   $10.00
                                              --------     --------   --------  -------  -------
Income (Loss) From Operations:
 Net investment income (3)...................     0.05         0.09       0.10     0.06     0.05
 Net realized and unrealized gain (loss).....    (1.68)       (0.64)      1.77     1.22     1.01
                                              --------     --------   --------  -------  -------
Total Income (Loss) From Operations..........    (1.63)       (0.55)      1.87     1.28     1.06
                                              --------     --------   --------  -------  -------
Less Distributions From:
 Net investment income.......................       --        (0.09)     (0.10)   (0.06)   (0.05)
 Net realized gains..........................       --        (0.16)     (0.41)      --       --
 Capital.....................................       --           --         --       --    (0.00)*
                                              --------     --------   --------  -------  -------
Total Distributions..........................       --        (0.25)     (0.51)   (0.06)   (0.05)
                                              --------     --------   --------  -------  -------
Net Asset Value, End of Period...............   $11.16       $12.79     $13.59   $12.23   $11.01
                                              ========     ========   ========  =======  =======
Total Return (4).............................   (12.74)%++    (4.15)%    15.24%   11.65%   10.55%++
Net Assets, End of Period (000s)............. $259,033     $254,937   $142,330  $52,542  $13,038
Ratios to Average Net Assets:
 Expenses (3)(5).............................     0.81%+       0.82%      0.91%    0.98%    1.00%+
 Net investment income.......................     0.91+        0.92       1.10     0.91     1.14+
Portfolio Turnover Rate......................       24%          40%        65%      51%      62%

--------
(1) For the six months ended June 30, 2002 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or a portion of its management fees for the year ended December 31, 1999 and the period ended
    December 31, 1998. In addition, SBAM reimbursed the Fund for $17,030 in expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                               Decrease in Net  Expense Ratios Without
                              Investment Income   Fee Waivers and/or
                                  Per Share     Expense Reimbursements
                              ----------------- ----------------------
          1999...............       $0.01                1.15%
          1998...............        0.04                2.07+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
HEATH B. MCLENDON
CHARLES F. BARBER, EMERITUS

Officers
HEATH B. MCLENDON
    Chairman
R. JAY GERKEN
    President
LEWIS E. DAIDONE
    Senior Vice President and
    Chief Administrative Officer
ALAN J. BLAKE
    Executive Vice President
JOHN B. CUNNINGHAM
    Executive Vice President
JOHN G. GOODE
    Executive Vice President
PETER J. HABLE
    Executive Vice President
ROGER M. LAVAN
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
IRVING P. DAVID
    Treasurer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

                           -------------------
                              Salomon Brothers
                              -------------------
                                   Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013
                                                                        02-3626

       Salomon Brothers
       Variable Series Funds Inc


   Semi-
   Annual
   Report
   2002
   JUNE 30, 2002

..  CAPITAL FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You


DEAR SHAREHOLDER:

Enclosed herein is the semi-annual report for the Salomon Brothers Variable Capital Fund ("Fund") for the period ended June 30, 2002./1/ This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and the Fund's holdings, along with unaudited financial statements for the six months ended June 30, 2002, can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

SPECIAL SHAREHOLDER NOTICE

The Fund underwent a change in portfolio managers during the period. Effective April 2002, John G. Goode and Peter J. Hable assumed management responsibility for the day-to-day operation of the Fund. John G. Goode, managing director of Salomon Brothers Asset Management Inc ("Manager") has been employed by Citigroup Inc. or its predecessor firms since 1969, and has 32 years of securities business experience. Peter J. Hable, managing director of the Manager has been employed by Citigroup Inc. or its predecessor firms since 1983, and has 18 years of securities business experience.

PERFORMANCE UPDATE

The Fund's shares returned negative 15.56% for the six months ended June 30, 2002./2/ In comparison, the Russell 3000 Index/3/ and the S&P 500 Index/4/ returned negative 12.24% and negative 13.15%, respectively, for the same period. Past performance does not guarantee future results.

As the above figures indicate, the Fund moderately underperformed its prin cipal benchmarks since the beginning of the year. As a value manager, our performance profile typically should be better than general market indexes during volatile market environments. This has proven the case if one looks at our accounts since the peak of the market in 2000. However, towards the

--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The performance returns cited above do not reflect the reduction of initial charges and expenses imposed in connection with investing in a variable annuity contract such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance does not guarantee future results.
3 Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
4 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

end of what might be characterized as a bear market phase, many more buying opportunities come our way. Because of the increased volatility associated with markets nearing an important bottom, it is virtually impossible to time attractive purchases at their ultimate low prices. In some cases, stocks we felt were attractive at a one price, in a short period of time have declined meaningfully in price recently. To some extent this combination of higher volatility and increased buying on our part explains the Fund's year-to-date results vs. benchmark indexes.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund seeks capital appreciation through investment in securities which the manager believes have above-average appreciation potential. The Fund invests primarily in equity securities of U.S. companies. We believe the basic elements of our investment styles (Ross Margolies and team, the Fund's former portfolio managers vs. John Goode and team) are similar. Our approach seeks to produce consistent absolute and relative performance over the full market cycle. As consistent with the former management team, our principal investment strategy emphasizes individual security selection while spreading the Fund's investments across industries, which may help to reduce risk. We seek to identify those companies, which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics.

MARKET REVIEW & PORTFOLIO DISCUSSION

During the six months ended June 30, 2002, the markets have been contending with corporate governance issues, including concerns over accounting, options treatment, and executive compensation. With the recent high-profile corporate bankruptcies, the markets have come full circle from several years ago. Investors, who "trusted" companies during the latter stages of the bull market, no longer do so. On the positive side, we have mitigated market risks by maintaining a defensive position for the Fund with cash balances. We have begun to deploy these into the market believing most risks are factored into stock prices. Since early 2000, the consumer has held up well in a recessionary environment, a distinct departure from previous economic cycles. This is explained by the fact that interest rates have declined in the last few years prompting unprecedented increases in mortgage refinancings and home equity loans. Unlike the stock market, housing prices have been strong. In this environment, until very recently, consumer stocks have outperformed. We are at the point where we believe the corporate sector, including capital goods, will need to recover. Without job growth we doubt that mortgage re-financings can save the day forever.

Because of this belief we have been positioning the Fund back into technology stocks. This has been through an all-cap approach. Historically the Fund has concentrated on mid-cap technology stocks since we are of the opinion that they often have better risk-reward characteristics than many better known but pricier larger companies. The Fund's technology weighting in its portfolio is now about 1.1x that for the market as a whole. Although this may have contributed to the drag on the Fund's recent performance, we believe this may enhance future returns.

We believe that technology stocks are to be "rented" rather than bought with an idea of keeping them for one's grandchildren. The chart below shows our view of technology. Obviously, there is a growth in the cumulative knowledge in the area of technology-for example we know more about making integrated circuits today than 10 years ago. The straight line in the chart below reflects this fact.

                                    [Chart]

Technology Trends*

Source: Davis Skaggs Research



Noted economist Joseph A. Schumpeter characterized capitalism as embodying the process he called creative destruction whereby, new ideas and products win out over older less innovative ones. In the food or steel industries, this process takes a much longer time than in technology. In the latter, new products arrive with dizzying speed and it is very difficult for successful companies to maintain their edge over a long period of time.
--------
*This is a hypothetical for illustrative purposes only and is not a guarantee of past or future performance. The chart does not represent the performance of any investment vehicle. It does not take into account the year-to-year volatility that is commonly seen in the equity markets.

We believe there is a 3-5 year cycle for technology stocks. In 1996-1997 we purchased a basket of technology stocks that emphasized mid-cap companies. At that time, we felt these companies were being priced in the market close to the trough in the curve above. In March 2000, we went on a "technology free diet", since we believe that valuations were unrealistic and risks associated with technology issues unacceptably high. We now believe we are nearing a period more like 1996-1997. Technology stock prices have fallen sharply and investors have become disillusioned with them. In our opinion, this sector once gain may be fertile ground for investment.

MARKET OUTLOOK

In late July, we believe that a number of technical indicators reached levels consistent with a major market bottom similar to those in 1974, 1982, 1987, 1990 and September, 2001. Market Vane's Bullish Consensus/5/ reached a 20 year low (bullish) and VIX/6/, went above 55. Readings of this magnitude in the past have coincided with significant bottoms.

It is clear that corporate governance issues will continue to be in the news. The Middle East and terrorism are risks that may be with us for awhile. However, we believe that many of the negatives are already priced into stocks. In addition, we note with interest the increase in short selling activity recently. The counterpart to investors willing to pay any price for Internet stocks 2 1/2 years ago may be the emboldened short seller of relatively illiquid stocks in recent months. Bear markets breed their own excesses. We suspect that an improving market may cause many short sellers to cover (buy) their positions adding to the potential demand for stocks.

--------
5 A research product of Market Vane Corporation, the Bullish Consensus is the degree of bullish sentiment for a particular market. The Bullish Consensus is sometimes referred to as market sentiment.
6 A volatility index for the Chicago Board Options Exchange, known by its ticker symbol "VIX". It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index.

We believe the corporate sector will do better than the consumer sector in the period ahead. This means we feel we are positioned well not only for the better market we see ahead but also for the segments within the market likely to outperform.

Thank you for investment in the Salomon Brothers Variable Capital Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon        /s/ John G. Goode
Heath B. McLendon            John G. Goode
Chairman                     Executive Vice President

/s/ Peter J. Hable
Peter J. Hable
Executive Vice President

July 31, 2002

The information in this letter represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.

The following graph depicts the performance of the Capital Fund versus the Russell 3000 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.


 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE CAPITAL FUND
 Comparison of $10,000 Investment in the Fund with the Russell 3000 Index

                                        [CHART]

                Capital Fund  Russell 3000 Index
                ------------  ------------------
    2/17/98       $10,000          $10,000
      12/98        11,811           11,788
      12/99        14,420           14,246
      12/00        17,049           13,184
      12/01        17,374           11,674
    6/30/02        14,670           10,245


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                                 Net Asset Value
                               -------------------
                               Beginning    End     Income   Capital Gain    Total
Period Ended                   of Period of Period Dividends Distributions  Returns+
--------------------------------------------------------------------------------------
6/30/02                         $15.10    $12.75     $0.00       $0.00      (15.56)%++
--------------------------------------------------------------------------------------
12/31/01                         15.10     15.10      0.10        0.20        1.91
--------------------------------------------------------------------------------------
12/31/00                         13.67     15.10      0.08        0.96       18.24
--------------------------------------------------------------------------------------
12/31/99                         11.57     13.67      0.07        0.39       22.08
--------------------------------------------------------------------------------------
2/17/98* -- 12/31/98             10.00     11.57      0.09        0.15       18.12++
--------------------------------------------------------------------------------------
Total                                                $0.34       $1.70
--------------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

Six Months Ended 6/30/02++                                                (15.56)%
----------------------------------------------------------------------------------
Year Ended 6/30/02                                                        (18.44)
----------------------------------------------------------------------------------
2/17/98* through 6/30/02                                                    9.18
----------------------------------------------------------------------------------

 Cumulative Total Return+ (unaudited)

2/17/98* through 6/30/02                                                   46.70%
----------------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.

          Schedule of Investments
          June 30, 2002 (unaudited)



Shares                    Security                       Value
-----------------------------------------------------------------
COMMON STOCK -- 70.0%
Basic Industries -- 1.8%
 92,800 Alcoa Inc.................................... $ 3,076,320
 37,200 Brush Engineered Materials Inc.+.............     461,280
                                                      -----------
                                                        3,537,600
                                                      -----------
Beverages -- 2.9%
186,900 The Pepsi Bottling Group, Inc................   5,756,520
                                                      -----------
Consumer Cyclicals -- 5.9%
140,500 Costco Wholesale Corp.+......................   5,426,110
 84,000 Federated Department Stores, Inc.+...........   3,334,800
 10,971 Fine Host Corp.+.............................      87,768
200,300 The Gap, Inc.................................   2,844,260
                                                      -----------
                                                       11,692,938
                                                      -----------
Electronics -- 3.1%
100,100 Agilent Techologies, Inc.+...................   2,367,365
 59,000 Flextronics International Ltd.+..............     420,670
534,300 Solectron Corp.+.............................   3,285,945
                                                      -----------
                                                        6,073,980
                                                      -----------
Energy -- 2.1%
 47,100 ChevronTexaco Corp...........................   4,168,350
                                                      -----------
Financial Services -- 3.9%
 95,400 American Express Co..........................   3,464,928
 87,100 Countrywide Credit Industries, Inc...........   4,202,575
                                                      -----------
                                                        7,667,503
                                                      -----------
Gas Utilities -- 1.5%
120,000 El Paso Corp.................................   2,473,200
 85,300 The Williams Cos., Inc.......................     510,947
                                                      -----------
                                                        2,984,147
                                                      -----------
Hotels and Restaurants -- 2.3%
 27,500 Extended Stay America, Inc.+.................     446,050
143,100 McDonald's Corp..............................   4,071,195
                                                      -----------
                                                        4,517,245
                                                      -----------
Household Durables -- 0.4%
 49,000 Clayton Homes, Inc...........................     774,200
                                                      -----------
Information Technology Consulting and
 Services -- 1.5%
 77,000 Electronic Data Systems Corp.................   2,860,550
                                                      -----------
Insurance -- 2.0%
 54,100 Chubb Corp...................................   3,830,280
                                                      -----------
Internet Software and Services -- 1.8%
321,000 Micromuse Inc.+..............................   1,489,440
323,000 Real Networks, Inc.+.........................   1,314,610
105,000 Register.com, Inc.+..........................     800,100
                                                      -----------
                                                        3,604,150
                                                      -----------


                      See Notes to Financial Statements.

          Schedule of Investments
          June 30, 2002 (unaudited) (continued)



  Shares                         Security                             Value
-------------------------------------------------------------------------------
Media  -- 10.2%
  150,200 AOL Time Warner Inc.+................................... $  2,209,442
   62,000 Cablevision Systems NY Group, Class A Shares+...........      586,520
  148,400 Comcast Corp.+..........................................    3,537,856
  462,900 Liberty Media Corp., Class A Shares+....................    4,629,000
  155,000 Metro-Goldwyn-Mayer Inc.+...............................    1,813,500
   59,000 The News Corp. Ltd. ADR.................................    1,352,870
  141,700 The News Corp. Ltd. ADR -- Preferred Shares.............    2,798,575
  166,900 The Walt Disney Co......................................    3,154,410
                                                                   ------------
                                                                     20,082,173
                                                                   ------------
Medical -- 8.6%
   62,600 Abbott Laboratories.....................................    2,356,890
   81,100 Aphton Corp.+...........................................      608,250
  138,100 Bristol-Myers Squibb Co.................................    3,549,170
  333,900 Elan Corp. PLC+.........................................    1,826,433
  116,900 Novartis AG ADR.........................................    5,123,727
  141,600 Schering-Plough Corp....................................    3,483,360
                                                                   ------------
                                                                     16,947,830
                                                                   ------------
Non-Hazardous Waste Disposal -- 2.6%
   53,300 Republic Services, Inc.+................................    1,016,431
  154,100 Waste Management, Inc.+.................................    4,014,305
                                                                   ------------
                                                                      5,030,736
                                                                   ------------
Paper and Forest Products -- 2.1%
   65,600 WeyerHaeuser Co.........................................    4,188,560
                                                                   ------------
Semiconductor -- 2.7%
  734,282 Agere System Inc., Class A Shares+......................    1,027,995
  313,718 Agere System Inc., Class B Shares+......................      470,577
   95,000 Intel Corp..............................................    1,735,650
  231,200 LSI Logic Corp.+........................................    2,023,000
                                                                   ------------
                                                                      5,257,222
                                                                   ------------
Technology -- 3.6%
  736,700 3Com Corp.+.............................................    3,241,480
1,185,800 Lucent Technologies Inc.+...............................    1,968,428
  397,000 Maxtor Corp.+...........................................    1,794,440
                                                                   ------------
                                                                      7,004,348
                                                                   ------------
Telecommunications -- 9.9%
  267,100 Motorola, Inc...........................................    3,851,582
   78,500 Nippon Telegraph & Telephone Corp.......................    1,616,315
  187,800 Nokia Oyj...............................................    2,719,344
  572,500 Qwest Communications International Inc..................    1,603,000
1,202,200 Telefonaktiebolaget LM Ericsson+........................    1,731,168
  133,700 Verizon Communications Inc..............................    5,368,055
  187,800 Vodafone Group PLC......................................    2,563,470
                                                                   ------------
                                                                     19,452,934
                                                                   ------------
Toys -- 1.1%
  164,500 Hasbro, Inc.............................................    2,230,620
                                                                   ------------
          TOTAL COMMON STOCK
          (Cost -- $162,171,309)..................................  137,661,886
                                                                   ------------


                      See Notes to Financial Statements.

          Schedule of Investments
          June 30, 2002 (unaudited) (continued)



   Face
  Amount                          Security                            Value
-------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.5%
$ 4,800,000 American Tower Corp., 2.250% due 10/15/09
             (Cost -- $3,329,202)................................. $  3,024,000
                                                                   ------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $165,500,511)................................  140,685,886
                                                                   ------------
REPURCHASE AGREEMENTS -- 28.5%
 45,119,000 J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds
             at maturity -- $45,125,768; (Fully collateralized by
             U.S. Treasury Bonds, 7.250% to 13.875% due 5/15/09
             to 2/15/20; Market value -- $46,021,627).............   45,119,000
 11,066,000 Morgan Stanley Dean Witter & Co., 1.860% due 7/1/02;
             Proceeds at maturity -- $11,067,715; (Fully
             collateralized by U.S. Treasury Notes and Bonds,
             3.875% to 11.250% due 1/1/09 to 5/15/21; Market
             value -- $11,380,885)................................   11,066,000
                                                                   ------------
            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $56,185,000).................................   56,185,000
                                                                   ------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $221,685,511*)............................... $196,870,886
                                                                   ============

--------
+  Non-income producing security.
*  Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          June 30, 2002 (unaudited)


ASSETS:
  Investments, at value (Cost -- $165,500,511)......................... $140,685,886
  Repurchase agreements, at value (Cost -- $56,185,000)................   56,185,000
  Cash.................................................................          492
  Dividends and interest receivable....................................       94,497
  Receivable for Fund shares sold......................................       26,551
  Deferred organization cost...........................................        3,960
                                                                        ------------
  Total Assets.........................................................  196,996,386
                                                                        ------------
LIABILITIES:
  Management fee payable...............................................      145,330
  Payable for Fund shares purchased....................................       49,513
  Administration fee payable...........................................        8,549
  Accrued expenses.....................................................       91,937
                                                                        ------------
  Total Liabilities....................................................      295,329
                                                                        ------------
Total Net Assets....................................................... $196,701,057
                                                                        ============
NET ASSETS:
  Par value of shares of capital shares................................ $     15,426
  Capital paid in excess of par value..................................  230,679,919
  Undistributed net investment income..................................      329,153
  Accumulated net realized loss from security transactions and options.   (9,508,816)
  Net unrealized depreciation of investments...........................  (24,814,625)
                                                                        ------------
Total Net Assets....................................................... $196,701,057
                                                                        ============
Shares Outstanding.....................................................   15,425,996
                                                                        ------------
Net Asset Value........................................................       $12.75
                                                                        ------------



                      See Notes to Financial Statements.

          Statement of Operations

          For the Six Months Ended June 30, 2002 (unaudited)

INVESTMENT INCOME:
  Interest............................................................. $    571,773
  Dividends............................................................      769,769
  Less: Foreign withholding tax........................................      (19,487)
                                                                        ------------
  Total Investment Income..............................................    1,322,055
                                                                        ------------
EXPENSES:
  Management fee (Note 2)..............................................      867,861
  Administration fee (Note 2)..........................................       51,050
  Audit and legal......................................................       17,600
  Shareholder communications...........................................       17,350
  Custody..............................................................       16,660
  Registration fees....................................................        7,940
  Shareholder and system servicing fees................................        4,850
  Amortization of deferred organization costs..........................        3,100
  Directors' fees......................................................        2,110
  Pricing fees.........................................................          600
  Other................................................................        3,210
                                                                        ------------
  Total Expenses.......................................................      992,331
                                                                        ------------
Net Investment Income..................................................      329,724
                                                                        ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS AND
FOREIGN CURRENCIES (NOTES 3 AND 5):
  Realized Loss From:
   Security transactions (excluding short-term securities).............   (4,479,144)
   Options purchased...................................................   (1,266,413)
   Foreign currency transactions.......................................         (534)
                                                                        ------------
  Net Realized Loss....................................................   (5,746,091)
                                                                        ------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of period.................................................    5,309,103
   End of period.......................................................  (24,814,625)
                                                                        ------------
  Increase in Net Unrealized Depreciation..............................  (30,123,728)
                                                                        ------------
Net Loss on Investments, Options and Foreign Currencies................  (35,869,819)
                                                                        ------------
Decrease in Net Assets From Operations................................. $(35,540,095)
                                                                        ============



                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001



                                                                         2002          2001
                                                                     ------------  ------------
OPERATIONS:
  Net investment income............................................. $    329,724  $  1,233,328
  Net realized loss.................................................   (5,746,091)   (3,646,873)
  (Increase) decrease in net unrealized depreciation................  (30,123,728)    3,605,548
                                                                     ------------  ------------
  Increase (Decrease) in Net Assets From Operations.................  (35,540,095)    1,192,003
                                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................           --    (1,224,644)
  Net realized gains................................................           --    (1,406,037)
                                                                     ------------  ------------
  Decrease in Net Assets From Distributions to Shareholders.........           --    (2,630,681)
                                                                     ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares..................................   63,783,822   120,084,562
  Net asset value of shares issued for reinvestment of dividends....           --     2,630,681
  Cost of shares reacquired.........................................  (12,337,048)   (9,206,909)
                                                                     ------------  ------------
  Increase in Net Assets From Fund Share Transactions...............   51,446,774   113,508,334
                                                                     ------------  ------------
Increase in Net Assets..............................................   15,906,679   112,069,656

NET ASSETS:
  Beginning of period...............................................  180,794,378    68,724,722
                                                                     ------------  ------------
  End of period*.................................................... $196,701,057  $180,794,378
                                                                     ============  ============
* Includes undistributed (overdistributed) net investment income of:     $329,153         $(37)
                                                                     ============  ============



                      See Notes to Financial Statements.

          Notes to Financial Statements

          (unaudited)


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Capital Fund ("Fund") is a separate non-diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc. ("Series"); its primary investment objective is to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Large Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of June 30, 2002 the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund had not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $26,141 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five-year period from commencement of operations.

Notes to Financial Statements
(unaudited) (continued)


2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.85% of its average daily net assets. This fee is calculated daily and paid monthly.

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. For the six months ended June 30, 2002, SSB did not receive any brokerage commissions.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases........................................................... $200,991,840
                                                                     ============
Sales............................................................... $183,961,747
                                                                     ============

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation....................................... $  5,762,853
Gross unrealized depreciation.......................................  (30,577,478)
                                                                     ------------
Net unrealized depreciation......................................... $(24,814,625)
                                                                     ============

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Notes to Financial Statements
(unaudited) (continued)


5. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Fund did not hold any purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2002, the Fund did not enter into any written call or put option contracts.

6. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash and other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(unaudited) (continued)


7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") or other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund did not hold any TBA securities.

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash and other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2002, the Fund did not have any securities on loan.

9. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, approximately $535,000 of unused capital loss carryforwards available to offset future capital gains expiring December 31, 2009. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Notes to Financial Statements
(unaudited) (continued)

10. Capital Stock

At June 30, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                   Six Months Ended    Year Ended
                                                    June 30, 2002   December 31, 2001
                                                   ---------------- -----------------
Shares sold.......................................    4,318,504         7,875,015
Shares issued on reinvestment of dividends........           --           168,112
Shares reacquired.................................     (865,177)         (621,161)
                                                      ---------         ---------
Net Increase......................................    3,453,327         7,421,966
                                                      =========         =========

          Financial Highlights


For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                2002(1)      2001      2000     1999    1998(2)
                                              --------     --------  -------  -------  -------
Net Asset Value, Beginning of Period.........   $15.10       $15.10   $13.67   $11.57  $10.00
                                              --------     --------  -------  -------  ------
Income From Operations:
 Net investment income (3)...................     0.02         0.10     0.08     0.07    0.09
 Net realized and unrealized gain (loss).....    (2.37)        0.20     2.39     2.49    1.72
                                              --------     --------  -------  -------  ------
 Total Income (Loss) From Operations.........    (2.35)        0.30     2.47     2.56    1.81
                                              --------     --------  -------  -------  ------
Less Distributions From:
 Net investment income.......................       --        (0.10)   (0.08)   (0.07)  (0.09)
 Net realized gains..........................       --        (0.20)   (0.96)   (0.39)  (0.15)
                                              --------     --------  -------  -------  ------
 Total Distributions.........................       --        (0.30)   (1.04)   (0.46)  (0.24)
                                              --------     --------  -------  -------  ------
Net Asset Value, End of Period...............   $12.75       $15.10   $15.10   $13.67  $11.57
                                              ========     ========  =======  =======  ======
Total Return (4).............................   (15.56)%++     1.91%   18.24%   22.08%  18.12%++
Net Assets, End of Period (000s)............. $196,701     $180,794  $68,725  $16,189  $4,290
Ratios to Average Net Assets:
 Expenses (3)(5).............................     0.97%+       1.00%    1.00%    1.00%   1.00%+
 Net investment income.......................     0.32+        1.02     0.88     0.99    1.35+
Portfolio Turnover Rate......................      116%          72%      98%     119%    116%

--------
(1) For the six months ended June 30, 2002 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or a portion of its management fees for each of the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $13,177 and $33,776 in expenses for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                           Decrease in
                      Net Investment Income Expense Ratios Without Fee
                            Per Share       Waivers and Reimbursement
                      --------------------- --------------------------
         2001........         $0.00*                   1.02%
         2000........          0.02                    1.27
         1999........          0.06                    1.99
         1998........          0.15                    3.26+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLC
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
HEATH B. MCLENDON
CHARLES F. BARBER, EMERITUS

Officers
HEATH B. MCLENDON
    Chairman
R. JAY GERKEN
    President
LEWIS E. DAIDONE
    Senior Vice President and
    Chief Administrative Officer
ALAN J. BLAKE
    Executive Vice President
JOHN B. CUNNINGHAM
    Executive Vice President
JOHN G. GOODE
    Executive Vice President
PETER J. HABLE
    Executive Vice President
ROGER M. LAVAN
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
IRVING P. DAVID
    Treasurer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

                            [LOGO] Salomon Brothers
                                   Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013         02-3663

       Salomon Brothers
       Variable Series Funds Inc


   Semi-
   Annual
   Report
   2002
   JUNE 30, 2002

..  TOTAL RETURN FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE FUNDS INC

Our Message to You



DEAR SHAREHOLDER:

Enclosed herein is the semi-annual report for the Salomon Brothers Variable Total Return Fund ("Fund")/1/ for the period ended June 30, 2002. This letter discusses general economic and market conditions as well as major Fund developments during the reporting period. A detailed summary of the performance and Fund holdings, along with the unaudited financial statements for the six months ended June 30, 2002 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

INVESTMENT STRATEGY AND PERFORMANCE UPDATE

The Fund seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). The Fund's secondary objective is to take advantage of opportunities to achieve growth of capital and income. The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers.

For the six months ended June 30, 2002, the Fund returned negative 4.04%./2/ In comparison, the Salomon Smith Barney Broad Investment-Grade Bond Index ("SSB BIG Bond Index")/3/ and the S&P 500 Index/4/ returned 3.59% and negative 13.15%, respectively, for the same period. In addition, a return for a hypothetical index consisting of a 50% weighting of the SSB BIG Bond Index and 50% weighting of the S&P 500 Index returned negative 4.94% for the same period./5/ Past performance is not indicative of future results.

--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity of contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.
3 The SSB BIG Bond Index includes institutionally traded U.S. Treasury securities, government-sponsored bonds (federal agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
4 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
5 The 50% SSB BIG Bond Index and 50% S&P 500 Index consists of domestic corporate, government and agency securities and 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

MARKET OVERVIEW AND OUTLOOK

The first half of 2002 saw a broad-based decline in the stock market. Post-Enron investor confidence faltered with a handful of companies, including WorldCom Inc. and Tyco International Ltd., reporting accounting and management abuses. Also, expectations for an increase in corporate spending have been pushed further back then originally anticipated.

On the positive side, the economy is growing at a healthy rate. Consumer spending remains robust, as does the housing market. Inflation is very tame and the U.S. Federal Reserve Board ("Fed") continues to keep rates very low. Against this backdrop, as the Fund's manager we're continuing to focus on high-quality growth companies selling at reasonable prices.

PORTFOLIO UPDATE

The Fund continues to be overweight in Consumer Brands and Financials and underweight in Technology names.

Stocks added to the Fund's portfolio during the six months include Merrill Lynch & Co., Inc., Alcoa Inc., AT&T Wireless Services Inc. and American International Group, Inc. We believe that all of these companies are leaders in their industries and should benefit as the economy continues to expand. Stocks sold into price strength include Universal Health Services, Inc., Staples Inc., Pepsi Bottling Group, Inc. and Federated Department Stores, Inc.

Looking forward, in our opinion, we anticipate solid corporate profits and a healthy economy as the Fed remains very stimulative. We believe that because companies have reportedly cut expenses, they should benefit from inventory restocking.

Thank you for your investment with the Salomon Brothers Variable Total Return Fund.

Sincerely,

/s/ Heath B. McLendon          /s/ George J. Williamson

Heath B. McLendon              George J. Williamson
Chairman                       Executive Vice President

July 31, 2002

The information provided in this letter represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 4 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is of June 30, 2002 and is subject to change.

The following graph depicts the performance of the Total Return Fund versus the Salomon Smith Barney ("SSB") Broad Investment-Grade Bond Index, the S&P 500 Index and the 50% SSB Broad Investment-Grade Bond and 50% S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for direct investment and are unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE TOTAL RETURN FUND
 Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index, S&P 500 Index and 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% S&P 500 Index

                                    [GRAPH]

                                                           50% SSB Broad
                                          SSB Broad       Investment-Grade
              Total Return   S&P 500    Investment-Grade     Bond and 50%
                  Fund        Index        Bond Index       S&P 500 Index
              ------------   -------   -----------------   ----------------
    2/17/98     $10,000      $10,000        $10,000            $10,000
      12/98      10,583       12,177         10,741             11,459
      12/99      10,666       14,733         10,651             12,692
      12/00      11,509       13,388         11,886             12,637
      12/01      11,417       11,794         12,897             12,346
    6/30/02      10,956       10,241         13,360             11,736


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return    Total
Period Ended          of Period of Period Dividends Distributions of Capital Returns+
---------------------------------------------------------------------------------------
6/30/02                $10.39    $ 9.97     $0.00*      $0.00       $0.00     (4.04)%++
---------------------------------------------------------------------------------------
12/31/01                10.70     10.39      0.22        0.00        0.00     (0.80)
---------------------------------------------------------------------------------------
12/31/00                10.23     10.70      0.34        0.00        0.00      7.90
---------------------------------------------------------------------------------------
12/31/99                10.40     10.23      0.24        0.00*       0.01      0.78
---------------------------------------------------------------------------------------
2/17/98** -- 12/31/98   10.00     10.40      0.15        0.03        0.00      5.83++
---------------------------------------------------------------------------------------
Total                                       $0.95       $0.03       $0.01
---------------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

Six Months Ended 6/30/02++                                              (4.04)%
-------------------------------------------------------------------------------
Year Ended 6/30/02                                                      (3.27)
-------------------------------------------------------------------------------
2/17/98** through 6/30/02                                                2.11
-------------------------------------------------------------------------------

 Cumulative Total Return+ (unaudited)

 2/17/98** through 6/30/02                                               9.56%
 -----------------------------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Amount represents less than $0.01 per share.
** Commencement of operations.

          Schedule of Investments
          June 30, 2002 (unaudited)



  Shares                     Security                      Value
-------------------------------------------------------------------
COMMON STOCK -- 42.9%
Basic Industries -- 0.9%
    24,800 Alcoa Inc................................... $   822,120
                                                        -----------
Capital Goods -- 1.2%
    14,500 General Electric Co.........................     421,225
     9,100 United Technologies Corp....................     617,890
                                                        -----------
                                                          1,039,115
                                                        -----------
Communications -- 3.2%
    50,200 AT&T Corp...................................     537,140
    53,808 AT&T Wireless Services Inc. (a).............     314,778
    28,900 General Motors Corp., Class H Shares (a)....     300,560
     2,265 Genuity Inc., Class A Shares (a)............       8,607
    13,100 SBC Communications Inc......................     399,550
    31,852 Verizon Communications Inc..................   1,278,858
                                                        -----------
                                                          2,839,493
                                                        -----------
Consumer Cyclicals -- 2.1%
    23,500 Costco Wholesale Corp. (a)..................     907,570
     2,874 DaimlerChrysler AG (a)......................     138,613
     5,700 Eastman Kodak Co............................     166,269
    16,700 Federated Department Stores, Inc. (a).......     662,990
                                                        -----------
                                                          1,875,442
                                                        -----------
Consumer Non-Cyclicals -- 11.5%
    12,000 Anheuser-Busch Cos., Inc....................     600,000
    16,700 The Coca-Cola Co............................     935,200
    19,500 Coca-Cola Enterprises Inc...................     430,560
    25,200 The Gillette Co.............................     853,524
     8,500 H.J. Heinz Co...............................     349,350
    14,900 Hormel Foods Corp...........................     356,706
       180 The J.M. Smucker Co.........................       6,143
     5,300 Kimberly-Clark Corp.........................     328,600
    40,300 The Kroger Co. (a)..........................     801,970
    17,800 Liberty Media Corp., Class A Shares (a).....     178,000
    21,400 McDonald's Corp.............................     608,830
    61,000 The News Corp. Ltd., Sponsored ADR Preferred   1,204,750
    14,900 PepsiCo, Inc................................     718,180
     9,000 The Procter & Gamble Co.....................     803,700
    63,000 Safeway Inc. (a)............................   1,838,970
    12,000 Sara Lee Corp...............................     247,680
                                                        -----------
                                                         10,262,163
                                                        -----------
Energy -- 3.2%
     3,300 Amerada Hess Corp...........................     272,250
     4,300 BP PLC, Sponsored ADR.......................     217,107
    22,700 Diamond Offshore Drilling, Inc..............     646,950
     7,600 Exxon Mobil Corp............................     310,992
     3,900 Royal Dutch Petroleum Co., NY Shares........     215,553
     6,100 Schlumberger Ltd............................     283,650
    29,700 Transocean Inc..............................     925,155
                                                        -----------
                                                          2,871,657
                                                        -----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



  Shares                    Security                      Value
------------------------------------------------------------------
Financial Services -- 10.2%
    18,700 The Allstate Corp.......................... $   691,526
    23,700 American International Group, Inc..........   1,617,051
     6,178 Bank of America Corp.......................     434,684
    40,400 The Bank of New York Co., Inc..............   1,363,500
       520 Berkshire Hathaway Inc., Class B Shares (a)   1,161,680
     4,800 The Chubb Corp.............................     339,840
     3,800 CIGNA Corp.................................     370,196
    20,200 FleetBoston Financial Corp.................     653,470
    10,300 Horace Mann Educators Corp.................     192,301
    13,000 J.P. Morgan Chase & Co.....................     440,960
     4,800 Mercantile Bankshares Corp.................     196,944
     9,100 Merrill Lynch & Co., Inc...................     368,550
     4,800 SunTrust Banks, Inc........................     325,056
    25,500 Wachovia Corp..............................     973,590
                                                       -----------
                                                         9,129,348
                                                       -----------
Healthcare -- 5.9%
    27,700 Abbott Laboratories........................   1,042,905
     3,100 Bausch & Lomb Inc..........................     104,935
     5,300 Bristol-Myers Squibb Co....................     136,210
    12,400 Johnson & Johnson..........................     648,024
     9,900 Merck & Co. Inc............................     501,336
    27,900 Novartis AG ADR............................   1,222,858
    23,400 Pfizer Inc.................................     819,000
     9,870 Pharmacia Corp.............................     369,632
     7,500 Wyeth......................................     384,000
       470 Zimmer Holdings, Inc. (a)..................      16,760
                                                       -----------
                                                         5,245,660
                                                       -----------
Technology -- 4.0%
       591 Agere Systems Inc., Class A Shares (a).....         827
    14,524 Agere Systems Inc., Class B Shares (a).....      21,786
     4,900 Alcatel SA, Sponsored ADR..................      34,839
    30,719 Hewlett-Packard Co.........................     469,386
     4,400 Intel Corp.................................      80,388
    20,200 International Business Machines Corp.......   1,454,400
    54,900 Lucent Technologies Inc. (a)...............      91,134
     4,500 Microsoft Corp. (a)........................     246,150
    47,000 Motorola, Inc..............................     677,740
    98,000 Sun Microsystems, Inc. (a).................     490,980
                                                       -----------
                                                         3,567,630
                                                       -----------
Transportation -- 0.5%
     6,200 Canadian National Railway Co...............     321,160
     1,400 United Parcel Service, Inc., Class B Shares      86,450
                                                       -----------
                                                           407,610
                                                       -----------
Utilities -- 0.2%
     5,500 American Electric Power Co., Inc...........     220,110
                                                       -----------
           TOTAL COMMON STOCK
           (Cost -- $43,590,423)......................  38,280,348
                                                       -----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



   Face
  Amount                               Security                                Value
---------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 28.9%
           U.S. Treasury Notes:
$  300,000   4.625% due 5/15/06............................................ $   309,094
10,000,000   4.375% due 5/15/07 (b)........................................  10,140,630
   250,000   6.000% due 8/15/09............................................     271,651
 1,000,000   5.750% due 8/15/10............................................   1,070,001
 5,000,000   4.875% due 2/15/12............................................   5,020,315
           U.S. Treasury Bonds:
   500,000   6.125% due 8/15/29............................................     531,186
   200,000   6.250% due 5/15/30............................................     216,711
 2,150,000   5.375% due 2/15/31............................................   2,105,994
   450,000 Federal Home Loan Mortgage Corp. (FHLMC), 6.250% due 7/15/04....     478,951
           Federal National Mortgage Association (FNMA):
   450,000   6.250% due 2/1/11.............................................     473,808
    41,491   7.000% due 7/1/15.............................................      43,617
   357,418   6.500% due 7/1/28.............................................     366,202
   110,158   7.000% due 2/1/29.............................................     114,480
   285,763   8.000% due 1/1/31.............................................     303,559
   103,549   7.500% due 3/1/31.............................................     108,758
   425,000   6.000% due 30 years (c)(d)....................................     423,802
 2,547,000   6.500% due 30 years (c)(d)....................................   2,596,335
   760,000   7.000% due 30 years (c)(d)....................................     787,071
   400,000   7.500% due 30 years (c)(d)....................................     419,748
                                                                            -----------
           TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
           (Cost -- $25,124,801)...........................................  25,781,913
                                                                            -----------
CORPORATE BONDS AND NOTES -- 4.0%
Communications -- 0.2%
   125,000 AOL Timer Warner Inc., Bonds, 7.625% due 4/15/31................     109,742
   125,000 AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31.......      96,786
                                                                            -----------
                                                                                206,528
                                                                            -----------
Consumer Non-Cyclicals -- 0.3%
   150,000 H.J. Heinz Co., Company Guaranteed, 6.750% due 3/15/32 (e)......     148,931
   125,000 Safeway Inc., Debentures, 7.250% due 2/1/31.....................     129,858
                                                                            -----------
                                                                                278,789
                                                                            -----------
Energy -- 0.2%
    75,000 Devon Financing Corp., Company Guaranteed, 6.875% due 9/30/11...      78,241
    75,000 Dominion Fiber Ventures, Secured Notes, 7.050% due 3/15/05 (e)..      72,967
                                                                            -----------
                                                                                151,208
                                                                            -----------
Financial/Leasing -- 1.1%
   140,000 Ford Motor Credit Co., Notes, 7.875% due 6/15/10................     146,577
   135,000 General Motors Acceptance Corp., Notes, 6.875% due 9/15/11......     134,256
   200,000 Household Finance Corp., Notes, 8.000 due 7/15/10...............     211,558
    65,000 Qwest Capital Funding, Notes, 7.000% due 8/3/09.................      36,400
   150,000 Sprint Capital Corp., Notes, 8.375% due 3/15/12 (e).............     124,460
   300,000 Washington Mutual Financial Corp., Sr. Notes, 6.875% due 5/15/11     315,525
                                                                            -----------
                                                                                968,776
                                                                            -----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



   Face
  Amount                                         Security                                         Value
----------------------------------------------------------------------------------------------------------
Financial Services -- 1.0%
$   300,000 Bank of America Corp., Sr. Notes, 2.229% due 10/22/04............................. $   300,715
    150,000 Goldman Sachs Group Inc., Notes, 6.600% due 1/15/12...............................     153,060
    150,000 Morgan Stanley, Notes, 6.600% due 4/1/12..........................................     153,136
    300,000 Standard Chartered Bank, 8.000% due 5/30/31 (e)...................................     315,566
                                                                                               -----------
                                                                                                   922,477
                                                                                               -----------
Industrial -- 0.2%
    175,000 Nexfor Inc., Notes, 7.250% due 7/1/12.............................................     175,615
                                                                                               -----------
Manufacturing -- 0.2%
    125,000 The Goodyear Tire & Rubber Co., Notes, 8.125% due 3/15/03.........................     126,548
                                                                                               -----------
Media and Telecommunications -- 0.3%
    150,000 Cox Communications, Inc., Notes, 7.750% due 11/1/10...............................     142,884
    150,000 Viacom Inc., Notes, 6.625% due 5/15/11............................................     154,232
                                                                                               -----------
                                                                                                   297,116
                                                                                               -----------
Services and Other -- 0.2%
    150,000 Cedant Corp., 7.750% due 12/1/03..................................................     154,070
                                                                                               -----------
Transportation -- 0.2%
    193,616 US Airways, Series 2000-3G, Pass Through Trust, 7.890% due 3/1/19 (f).............     203,457
                                                                                               -----------
Utilities -- 0.1%
    150,000 The Williams Cos. Inc., Notes, 6.750% due 1/15/06.................................     121,899
                                                                                               -----------
            TOTAL CORPORATE BONDS AND NOTES
            (Cost -- $3,727,883)..............................................................   3,606,483
                                                                                               -----------
ASSET-BACKED SECURITIES -- 0.4%
    250,000 Prime Credit Card Master Trust, Series 2000-1, Class A, 6.700% due 10/15/09.......     269,092
     81,746 Soundview Home Equity Loan Trust, Series 2000-1, Class A1F, 8.640% due 5/25/30....      88,363
                                                                                               -----------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $331,578)................................................................     357,455
                                                                                               -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.2%
     75,000 Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 8/17/13......      82,217
    125,000 LB Commercial Conduit Mortgage Trust, Series 1999-C1, Class A2, 6.780% due 6/15/31     134,958
                                                                                               -----------
            TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
            (Cost -- $195,281)................................................................     217,175
                                                                                               -----------
            SUB-TOTAL INVESTMENTS
            (Cost -- $72,969,966).............................................................  68,243,374
                                                                                               -----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



   Face
  Amount                                               Security                                                Value
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 23.6%
$10,000,000 J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at maturity -- $10,001,500;
             (Fully collateralized by U.S. Treasury Bonds, 9.375% due 2/15/06; Market value -- $10,200,031) $10,000,000
 11,031,000 State Street Bank and Trust Co., 1.800% due 7/1/02; Proceeds at maturity -- $11,032,728;
             (Fully collateralized by U.S. Treasury Bonds, 7.250% due 5/15/16; Market value -- $11,253,742)  11,031,000
                                                                                                            -----------
            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $21,031,000)..........................................................................  21,031,000
                                                                                                            -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $94,000,966*)......................................................................... $89,274,374
                                                                                                            ===========

--------
(a) Non-income producing security.
(b) Securities with an aggregate market value of $10,140,630 are segregated as collateral for mortgage dollar rolls.
(c) Mortgage dollar roll (See Note 9).
(d) Security is issued on a to-be-announced basis (See Note 8).
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f)Subsequent to the reporting period, on August 11, 2002, the company filed for bankruptcy.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:
   ------------------------------------
    ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          June 30, 2002 (unaudited)


    ASSETS:
      Investments, at value (Cost -- $72,969,966).............. $68,243,374
      Repurchase agreements, at value (Cost -- $21,031,000)....  21,031,000
      Cash.....................................................         367
      Dividends and interest receivable........................     385,289
      Receivable for Fund shares sold..........................      94,255
      Deferred organization costs..............................       3,960
                                                                -----------
      Total Assets.............................................  89,758,245
                                                                -----------

    LIABILITIES:
      Payable for securities purchased.........................   4,377,015
      Payable for Fund shares purchased........................     576,326
      Management fee payable...................................      59,150
      Administration fee payable...............................       3,552
      Accrued expenses.........................................      71,482
                                                                -----------
      Total Liabilities........................................   5,087,525
                                                                -----------
      Total Net Assets......................................... $84,670,720
                                                                ===========

    NET ASSETS:
      Par value of capital shares.............................. $     8,491
      Capital paid in excess of par value......................  89,128,916
      Undistributed net investment income......................     482,569
      Accumulated net realized loss from security transactions.    (222,664)
      Net unrealized depreciation of investments...............  (4,726,592)
                                                                -----------
      Total Net Assets......................................... $84,670,720
                                                                ===========
    Shares Outstanding.........................................   8,490,738
                                                                -----------
    Net Asset Value, per share.................................       $9.97
                                                                -----------



                      See Notes to Financial Statements.

          Statement of Operations
          For the Six Months Ended June 30, 2002 (unaudited)


INVESTMENT INCOME:
  Interest........................................................................ $   565,756
  Dividends.......................................................................     166,074
  Less: Foreign withholding tax...................................................      (2,073)
                                                                                   -----------
  Total Investment Income.........................................................     729,757
                                                                                   -----------
EXPENSES:
  Management fee (Note 2).........................................................     197,761
  Shareholder communications......................................................      15,372
  Audit and legal.................................................................      12,895
  Administration fee (Note 2).....................................................      12,360
  Shareholder and system servicing fees...........................................       5,456
  Custody.........................................................................       3,571
  Amortization of deferred organization costs.....................................       3,097
  Registration fees...............................................................       2,976
  Pricing fees....................................................................       2,380
  Directors' fees.................................................................       2,106
  Other...........................................................................       2,480
                                                                                   -----------
  Total Expenses..................................................................     260,454
  Less: Management fee waiver (Note 2)............................................     (13,254)
                                                                                   -----------
  Net Expenses....................................................................     247,200
                                                                                   -----------
Net Investment Income.............................................................     482,557
                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Net Realized Gain From Security Transactions (excluding short-term securities):
   Proceeds from sales............................................................  33,258,502
   Cost of securities sold........................................................  32,854,508
                                                                                   -----------
  Net Realized Gain...............................................................     403,994
                                                                                   -----------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of period............................................................     126,379
   End of period..................................................................  (4,726,592)
                                                                                   -----------
  Increase in Net Unrealized Depreciation.........................................  (4,852,971)
                                                                                   -----------
Net Loss on Investments...........................................................  (4,448,977)
                                                                                   -----------
Decrease in Net Assets From Operations............................................ $(3,966,420)
                                                                                   ===========



                      See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                                      2002         2001
                                                                  -----------  -----------
OPERATIONS:
  Net investment income.......................................... $   482,557  $   797,415
  Net realized gain (loss).......................................     403,994     (437,614)
  Increase in net unrealized depreciation........................  (4,852,971)    (529,968)
                                                                  -----------  -----------
  Decrease in Net Assets From Operations.........................  (3,966,420)    (170,167)
                                                                  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................      (4,693)    (799,943)
                                                                  -----------  -----------
  Decrease in Net Assets From Distributions to Shareholders......      (4,693)    (799,943)
                                                                  -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares...............................  55,301,762   18,326,558
  Net asset value of shares issued for reinvestment of dividends.       4,693      799,943
  Cost of shares reacquired......................................  (4,551,058)  (5,869,531)
                                                                  -----------  -----------
  Increase in Net Assets From Fund Share Transactions............  50,755,397   13,256,970
                                                                  -----------  -----------
Increase in Net Assets...........................................  46,784,284   12,286,860
NET ASSETS:
  Beginning of period............................................  37,886,436   25,599,576
                                                                  -----------  -----------
  End of period*................................................. $84,670,720  $37,886,436
                                                                  ===========  ===========
 * Includes undistributed net investment income of:..............    $482,569       $4,705
                                                                  ===========  ===========

                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Total Return Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series"); its primary investment objective is to obtain above-average income (as compared to a portfolio entirely invested in equity securities). The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Large Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of June 30, 2002, the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.80% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 2002, SBAM waived a portion of its management fees amounting to $13,254.

Notes to Financial Statements
(unaudited) (continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), a subsidiary of SSBH, acts as the Fund's distributor. For the six months ended June 30, 2002, SSB did not receive any brokerage commissions from the Fund.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

 Purchases:
    U.S. government agencies & obligations........................ $41,819,892
    Other investment securities...................................  31,272,175
                                                                   -----------
                                                                   $73,092,067
                                                                   ===========
 Sales:
    U.S. government agencies & obligations........................ $24,998,409
    Other investment securities...................................   8,260,093
                                                                   -----------
                                                                   $33,258,502
                                                                   ===========

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

 Gross unrealized appreciation.................................... $ 1,419,114
 Gross unrealized depreciation....................................  (6,145,706)
                                                                   -----------
 Net unrealized depreciation...................................... $(4,726,592)
                                                                   ===========

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will segregate cash or other liquid securities with respect to the reverse repurchase agreements.

During the six months ended June 30, 2002, the Fund did not enter into any reverse repurchase agreements.

Notes to Financial Statements
(unaudited) (continued)



6. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2002, the Fund did not enter into any written covered call or put option contracts.

7. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund held TBA securities with a total cost of $4,075,989.

Notes to Financial Statements
(unaudited) (continued)


9. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2002 was approximately $4,060,122.

10. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2002, the Fund did not have any securities on loan.

11. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 2002, the Fund did not have any investments in loan participations.

12. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $165,000, available to offset future capital gains expiring December 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Notes to Financial Statements
(unaudited) (continued)



13. Capital Stock

At June 30, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                              Six Months Ended    Year Ended
                                               June 30, 2002   December 31, 2001
                                              ---------------- -----------------
Shares sold..................................    5,286,173         1,740,153
Shares issued on reinvestment of dividends...          452            76,918
Shares reacquired............................     (443,223)         (561,787)
                                                 ---------         ---------
Net Increase.................................    4,843,402         1,255,284
                                                 =========         =========

          Financial Highlights


For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                          2002(1)(2)     2001      2000     1999     1998(3)
                                                          ----------   -------   -------  -------   -------
Net Asset Value, Beginning of Period.....................   $10.39      $10.70    $10.23   $10.40    $10.00
                                                           -------     -------   -------  -------   -------
Income (Loss) From Operations:
  Net investment income (4)..............................     0.09        0.22      0.34     0.24      0.15
  Net realized and unrealized gain (loss)................    (0.51)      (0.31)     0.47    (0.16)     0.43
                                                           -------     -------   -------  -------   -------
Total Income (Loss) From Operations......................    (0.42)      (0.09)     0.81     0.08      0.58
                                                           -------     -------   -------  -------   -------
Less Distributions From:
  Net investment income..................................    (0.00)*     (0.22)    (0.34)   (0.24)    (0.15)
  Net realized gains.....................................       --          --        --    (0.00)*   (0.03)
  Capital................................................       --          --        --    (0.01)       --
                                                           -------     -------   -------  -------   -------
Total Distributions......................................    (0.00)*     (0.22)    (0.34)   (0.25)    (0.18)
                                                           -------     -------   -------  -------   -------
Net Asset Value, End of Period...........................   $ 9.97      $10.39    $10.70   $10.23    $10.40
                                                           =======     =======   =======  =======   =======
Total Return (5).........................................    (4.04)%++   (0.80)%    7.90%    0.78%     5.83%++
Net Assets, End of Period (000s).........................  $84,671     $37,886   $25,600  $17,584   $ 5,971
Ratios to Average Net Assets:
  Interest expense.......................................       --        0.01%       --       --        --
  Operating expenses (4)(6)..............................     1.00%+      1.00      1.00%    1.00%     1.00%+
  Total expenses.........................................     1.00+       1.01      1.00     1.00      1.00+
  Net investment income..................................     1.94+       2.43      3.84     3.50      3.57+
Portfolio Turnover Rate..................................       74%         23%       34%      63%       56%

--------
(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(4) SBAM has waived all or a part of its management fees for the six months ended June 30, 2002, each of the years in the three-year period ended December 31, 2001 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $26,591 of expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                    Expense Ratio (including
                                   Decrease in         interest) Without
                              Net Investment Income    Fee Waiver and/or
                                    Per Share        Expense Reimbursement
                              --------------------- ------------------------
    2002.....................         $0.00*                  1.05%+
    2001.....................          0.01                   1.15
    2000.....................          0.03                   1.34
    1999.....................          0.05                   1.65
    1998.....................          0.08                   2.90+

(5) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(6) As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
HEATH B. MCLENDON

CHARLES F. BARBER, EMERITUS

Officers
HEATH B. MCLENDON
    Chairman
R. JAY GERKEN
    President
LEWIS E. DAIDONE
    Senior Vice President and Chief Administrative Officer
ALAN J. BLAKE
    Executive Vice President
JOHN B. CUNNINGHAM
    Executive Vice President
JOHN G. GOODE
    Executive Vice President
PETER J. HABLE
    Executive Vice President
ROGER M. LAVAN
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
IRVING P. DAVID
    Treasurer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

[LOGO] Salomon Brothers
            Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013         02-3662

       [GRAPHIC OF Salomon Brothers
       Variable Series Funds Inc]


   Semi-
   Annual
   Report
   2002
   JUNE 30, 2002

..  HIGH YIELD BOND FUND


                                   [GRAPHIC]

[GRAPHIC]



SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You


DEAR SHAREHOLDER,

Enclosed herein is the semi-annual report for the Salomon Brothers Variable High Yield Bond Fund ("Fund")/1/ for the period ended June 30, 2002. This letter briefly discusses general economic and market conditions as well as Fund developments during the reporting period. A detailed summary of performance and the Fund's holdings, along with the unaudited financial statements for the six months ended June 30, 2002, can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY AND PERFORMANCE UPDATE

The Fund's primary objective is to maximize current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield fixed-income securities./2/

For the six months ended June 30, 2002, the Fund returned negative 0.98%./3/ In comparison, the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Index")/4/ returned negative 6.65% for the same period. Past performance is not indicative of future results.

MARKET OVERVIEW

U.S. High-Yield

The high-yield market declined modestly in early 2002 due to the continued fallout from Enron's collapse and further deterioration in telecommunications fundamentals. However, the market temporarily recovered as investors shifted focus to encouraging economic data, strong equity markets and large mutual-fund inflows. The rally proved short-lived, however, as additional discoveries of accounting fraud and earnings restatements harmed already-fragile investor confidence. In addition, new economic data sparked concerns that a recovery would be slower than expected. Finally, in June, WorldCom's disclosure that it improperly accounted for $3.8 billion of expenses significantly damaged already-weakened confidence in corporate earnings, causing investors to shun sectors with more complex financials.

--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-account. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 Investments in high-yield bonds, commonly referred to as "junk bonds," have a greater risk of loss when compared with other types of investments, including the loss of the principal investment.
3 Performance does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.
4 The SSB High-Yield Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.

For the period, the high-yield market's top-performing sectors included Textiles, Containers, Industrials and Capital Goods. Textiles benefited from strong operating results at one large issuer that caused bond prices to rally from oversold levels. Containers outperformed due to lower raw-material prices as well as improving economic conditions. Industrials and Capital Goods benefited as investors focused on companies with steady cash flows, easy-to-understand businesses and improving business outlooks. The worst performers included Telecommunications, Cable, Utilities and Technology. Telecommunications declined, led by fallen angels WorldCom and Qwest, due to ratings downgrades, accounting issues and poor industry fundamentals. In addition, Wireless and Towers suffered due to signs of slowing subscriber growth and concerns that the industry has too many competitors. Adelphia Communications' disclosure of off-balance-sheet debt and other accounting problems caused the entire Cable sector to decline. Utilities suffered due to concerns that companies artificially inflated revenues. Technology declined as corporate spending failed to show signs of improvement. In terms of credit quality, BB, B and CCC issues generated returns of negative 5.47%, negative 5.56% and negative 16.54%, respectively, as measured by SSB High-Yield Index, as investors fled riskier credits.

The Fund benefited from underweighting Telecommunications and Utilities. However, an overweighting in Cable and an underweighting in Capital Goods negatively affected performance. The Fund increased its exposure to Energy and Gaming and reduced positions in Consumer Products and Containers in the first half of 2002. In addition, the Fund added several higher quality telecommunications names that traded down due to high-grade panic selling.

On June 30, 2002, the high-yield market yielded 12.60%, up from 11.63% on December 31, 2001 as measured by the SSB High-Yield Index. The excess yield over U.S. Treasury securities was 8.39%, up from 7.21% on December 31, 2001.

Emerging Markets

Emerging-markets debt returned 0.82% for the Fund's six months ended June 30, 2002, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")/5/. Political developments drove performance in Brazil down 18.26% for the period. Brazil's large weighting, which now accounts for 19.18% of the EMBI+ market capitalization, caused its performance to dominate overall returns for the period. Lack of improving developments in Argentina also continues to weigh on the asset class, but it currently does not have the impact it once did. Argentine debt returned negative 22.16% for the period, but reflects only 2% of the EMBI+ composition, down from 22% in January 2001. On a positive note, 13 countries out of 19 outperformed the EMBI+ return for the Fund's six-month period.

--------
5 The EMBI+ is a total-return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

Oil prices, an important driver of value in emerging markets, experienced considerable price volatility for the Fund's six-month period. Oil prices traded in a range from $17.97 to $29.36 per barrel and closed the period at $26.86. At a June 26 meeting, the Organization of the Petroleum Exporting Countries ("OPEC")/6/ maintained its policy of price defense and agreed to keep the existing oil-production target at 21.7 million barrels per day for the next three months.

Return volatility/7/ for emerging-markets debt varied over the period. Return volatility for the 12-month period ended June 30, 2002 was 13.52%. Volatility for the month of June increased to 17.81% as investors responded to weakness in Brazil as well as problems in the high-yield market.

Latin America

Latin American debt as a region returned negative 5.41% for the six months ended June 30, 2002, as measured by the EMBI+. The region was unquestionably affected by the situation in Argentina. More recently in June, the region was heavily influenced by political and fiscal uncertainty in Brazil, Ecuador's inability to reach an agreement with the International Monetary Fund ("IMF")/8/ and the deteriorating fundamentals in Venezuela.

Mexican debt returned 4.36% for the six months ended June 30, 2002. Throughout the second quarter, the economic team has sought to put the need for ongoing structural reform at the heart of the policy debate in Mexico. The government has been working hard to keep the spotlight on the need for structural reform, but these efforts will likely have little effect as the mid-term congressional elections gain momentum and dominate political activity.

Ecuadorian debt returned 7.10% for the six months ended June 30, 2002. The country under President Noboa's administration continues to post positive Gross Domestic Product ("GDP")/9/ growth and better credit fundamentals, largely due to better tax collection and higher oil prices. Unfortunately, the country failed to secure an IMF agreement in June but talks are currently continuing. On a more positive note, Ecuador appointed a new Finance Minister, who we believe will help the country reach an agreement with the IMF.

Brazilian debt returned negative 18.26% for the six months ended June 30, 2002, one of the worst performers in the EMBI+. Price volatility in Brazil has been primarily driven by political and fiscal uncertainty in the country. Investors are concerned about the outcome of the October Presidential election.

--------
6 OPEC is an international organization of 11 developing countries, each of which is heavily reliant on oil revenues as their main source of income. Membership is open to any country that is a substantial net exporter of oil and shares the ideals of the organization. Current members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.
7 Return volatility is the standard deviation of monthly returns over the period being measured.
8 The IMF is an organization of 183 member countries, established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.
9 GDP is the market value of goods and services produced by labor and property in a given country.

Non-Latin America

Non-Latin American countries, which represent 42% of the EMBI+ market capitalization, largely outperformed the Latin American region for the year, returning 10.83%.

Russian debt, the best performer for the six months ended June 30, 2002, returned 17.99%. The Russian economy continues to benefit from high domestic consumption, abundant foreign reserves and limited external-financing requirements. In May, Fitch Ratings, the international rating agency, upgraded the Russian Federation's long-term foreign-currency rating to BB- from B+, and changed the outlook on the long-term ratings to positive from stable.

Turkish debt returned negative 3.35% for the six months ended June 30, 2002. Concerns over Prime Minister Ecevit's health unsettled the market this period, leading to apprehension about early elections.

Bulgarian debt returned 2.68% for the six months ended June 30, 2002. Bulgaria outperformed the EMBI+ for the period in large part because the government's fiscal performance and active management of its liabilities have been excellent.

MARKET OUTLOOK

Going forward, valuations in the high-yield market continue to appear attractive at yields in excess of 12.50%, yet we remain somewhat cautious as we believe that several factors including (i) high global default rates and credit-rating downgrades, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) further accounting scares and (vi) continued equity-market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B sector that present a compelling risk/reward profile. In addition, we are pursuing selected opportunities in lower quality investment-grade and crossover (investment-grade/high-yield) bonds.

For emerging-markets debt, sovereign spreads/10/ as measured by the EMBI+ ended the six-month period at 799 basis points/11/. We believe that spreads are likely to remain volatile in line with overall cautious market sentiment.

--------
10 Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
11 A basis point is 0.01%, or one one-hundredth of a percent.

Thank you for your investment in the Salomon Brothers Variable High Yield Bond Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,
/s/ Heath B. McLendon         /s/ Peter J. Wilby
Heath B. McLendon             Peter J. Wilby
Chairman                      Executive Vice President

July 31, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.

The graph to the right depicts the performance of the High- Yield Bond Fund versus the Salomon Smith Barney High- Yield Market Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE HIGH YIELD BOND FUND
 Comparison of $10,000 Investment in the Fund with Salomon Smith Barney High-Yield Market Index

                    [CHART]
                                   Salomon Smith
                  High Yield      Barney High-Yield
                   Bond Fund        Market Index
                  ----------      -----------------
     5/1/98         $10,000           $10,000
      12/98          10,014             9,902
      12/99          10,566             9,775
      12/00          10,564             9,220
      12/01          11,107             9,723
    6/30/02          10,998             9,076

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain  Return of  Total
Period Ended         of Period of Period Dividends Distributions  Capital  Returns+
-------------------------------------------------------------------------------------
6/30/02                $8.13     $8.05     $0.00       $0.00       $0.00    (0.98)%++
-------------------------------------------------------------------------------------
12/31/01                8.39      8.13      0.69        0.00        0.00     5.14
-------------------------------------------------------------------------------------
12/31/00                9.22      8.39      0.83        0.00        0.00    (0.02)
-------------------------------------------------------------------------------------
12/31/99                9.58      9.22      0.88        0.00        0.01     5.56
-------------------------------------------------------------------------------------
5/1/98** -- 12/31/98   10.00      9.58      0.43        0.00        0.00*    0.14++
-------------------------------------------------------------------------------------
Total                                      $2.83       $0.00       $0.01
-------------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

                Six Months Ended 6/30/02++               (0.98)%
                ------------------------------------------------
                Year Ended 6/30/02                       (1.08)
                ------------------------------------------------
                5/1/98** through 6/30/02                  2.31
                ------------------------------------------------

 Cumulative Total Return+ (unaudited)

                 5/1/98** through 6/30/02                 9.98%
                 ----------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Amount represents less than $0.01 per share.
** Commencement of operations.

          Schedule of Investments
          June 30, 2002 (unaudited)



  Face
 Amount                                    Security                                       Value
--------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 82.7%
Basic Industries -- 11.2%
$ 75,000 Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30..................... $    73,546
 100,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09..................................     105,000
         Airgas Inc.:
  50,000   Notes, 7.750% due 9/15/06..................................................      52,322
  25,000   Sr. Sub. Notes, 9.125% due 10/1/11.........................................      26,500
  50,000 Applied Extrusion Technologies, Inc., Series B, Sr. Notes, 10.750% due 7/1/11      45,250
         Berry Plastics Corp., Sr. Sub. Notes:
  50,000   12.250% due 4/15/04........................................................      50,625
  50,000   Series B, 11.000% due 7/15/07..............................................      56,250
         Georgia-Pacific Corp.:
  25,000   Debentures, 9.625% due 3/15/22.............................................      24,376
           Notes:
  50,000    7.500% due 5/15/06........................................................      48,206
  75,000    8.875% due 5/15/31........................................................      70,774
  50,000 Graphic Packaging Corp., Sr. Sub. Notes, 8.625% due 2/15/12 (a)..............      51,875
 125,000 ISP Chemco Inc., Series B, Sr. Sub. Notes, 10.250% due 7/1/11................     128,125
  75,000 Luscar Coal Inc., Sr. Notes, 9.750% due 10/15/11.............................      81,000
  50,000 Methanex Corp., Sr. Notes, 8.750% due 8/15/12................................      51,250
  85,000 Millennium America Inc., Sr. Sub. Notes, 9.250% due 6/15/08..................      87,125
  50,000 NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09 (a).........................      51,000
 125,000 OM Group Inc., Company Guaranteed, 9.250% due 12/15/11.......................     130,000
 100,000 P&L Coal Holdings Corp., Series B, Sr. Sub. Notes, 9.625% due 5/15/08........     106,250
 125,000 Plastipak Holdings Inc., Sr. Notes, 10.750% due 9/1/11.......................     137,813
  75,000 Radnor Holdings Corp., Sr. Notes, 10.000% due 12/1/03........................      69,000
 125,000 Riverwood International Corp., Company Guaranteed, 10.625% due 8/1/07........     132,188
 125,000 Stone Container Corp., Sr. Notes, 8.375% due 7/1/12 (a)......................     126,562
  25,000 TriMas Corp., Sr. Sub. Notes, 9.875% due 6/15/12 (a).........................      25,062
 100,000 UCAR Finance Inc., Sr. Notes, 10.250% due 2/15/12 (a)........................     102,500
                                                                                       -----------
                                                                                         1,832,599
                                                                                       -----------
Consumer Cyclicals -- 7.1%
 100,000 Advance Stores Co. Inc., Series B, Sr. Notes, 10.250% due 4/15/08............     105,500
 100,000 Cole National Group, Inc., Sr. Sub. Notes, 8.625% due 8/15/07................      99,250
  50,000 CSK Auto Inc., Sr. Notes, 12.000% due 6/15/06 (a)............................      53,688
 125,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08......................     122,969
         The Gap Inc., Notes:
  35,000   6.900% due 9/15/07.........................................................      31,979
  55,000   8.800% due 12/15/08........................................................      56,807
 125,000 HMH Properties, Inc., Series B, Sr. Notes, 7.875% due 8/1/08.................     119,687
         Host Marriott L.P., Sr. Notes:
  25,000   9.500% due 1/15/07 (a).....................................................      25,344
  25,000   Series E, 8.375% due 2/15/06...............................................      24,625
  25,000 Icon Health & Fitness Inc., Sr. Sub. Notes, 11.250% due 4/1/12 (a)...........      24,750
  50,000 John Q. Hamons Hotels, L.P., First Mortgage, 8.875% due 5/15/12 (a)..........      49,250
 125,000 Leslie's Poolmart, Inc., Sr. Notes, 10.375% due 7/15/04......................     118,125
  50,000 Levi Strauss & Co., Notes, 6.800% due 11/1/03................................      46,500
  75,000 Pillowtex Corp., Series B, Sr. Sub. Notes, 9.000% due 12/15/07 (b)(c)........       1,031


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



  Face
 Amount                                          Security                                              Value
----------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 7.1% (continued)
         Saks Inc.:
$ 75,000  Company Guaranteed, 9.875% due 10/1/11................................................... $     75,750
  45,000  Sr. Notes, 8.250% due 11/15/08...........................................................       42,750
 100,000 Starwood Hotels and Resorts Worldwide, Inc., Notes, 7.875% due 5/1/12 (a).................       98,500
  75,000 Tommy Hilfiger U.S.A., Inc., Company Guaranteed, 6.850% due 6/1/08........................       70,580
                                                                                                    ------------
                                                                                                       1,167,085
                                                                                                    ------------
Consumer Non-Cyclicals -- 19.4%
  75,000 aaipharma Inc., Sr. Sub. Notes, 11.000% due 4/1/10 (a)....................................       69,750
 100,000 AdvancePCS, Sr. Notes, 8.500% due 4/1/08..................................................      103,750
  75,000 American Safety Razor Co., Series B, Sr. Notes, 9.875% due 8/1/05.........................       64,125
 125,000 Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08.........................................      126,875
 100,000 Argosy Gaming Co., Sr. Notes, 10.750% due 6/1/09..........................................      108,000
  75,000 Aztar Corp., Sr. Sub. Notes, 9.000% due 8/15/11...........................................       76,594
  25,000 Beverly Enterprises Inc., Sr. Notes, 9.625% due 4/15/09...................................       25,750
 100,000 Coast Hotels and Casinos, Inc., Sr. Sub. Notes, 9.500% due 4/1/09.........................      105,500
 125,000 CONMED Corp., Sr. Sub. Notes, 9.000% due 3/15/08..........................................      129,844
         Constellation Brands, Inc.:
  75,000  Company Guaranteed, Series B, 8.125% due 1/15/12.........................................       77,344
  50,000  Sr. Sub. Notes, 8.500% due 3/1/09........................................................       51,750
  50,000 Dynacare Inc., Sr. Notes, 10.750% due 1/15/06.............................................       51,750
  50,000 Fleming Cos. Inc., Sr. Notes, 10.125% due 4/1/08..........................................       51,000
 100,000 Harrah's Operating Co. Inc., Sr. Notes, 8.000% due 2/1/11.................................      108,336
         HCA Inc., Notes:
  50,000  6.910% due 6/15/05.......................................................................       52,203
  50,000  8.750% due 9/1/10........................................................................       56,507
 125,000 Hines Horticulture Inc., Series B, Sr. Sub. Notes, 12.750% due 10/15/05...................      128,125
  90,000 Home Interiors & Gifts Inc., Sr. Sub. Notes, 10.125% due 6/1/08...........................       85,050
  25,000 Horseshoe Gaming, LLC, Series B, Sr. Sub. Notes, 8.625% due 5/15/09.......................       25,563
 100,000 IASIS Healthcare Corp., Sr. Sub. Notes, 13.000% due 10/15/09..............................      105,500
  50,000 Insight Health Services Corp., Series B, Sr. Sub. Notes, 9.875% due 11/1/11...............       50,500
 100,000 MGM MIRAGE, Sr. Sub. Notes, 9.750% due 6/1/07.............................................      106,000
  50,000 North Atlantic Trading Co., Series B, Sr. Notes, 11.000% due 6/15/04......................       50,312
         Park Place Entertainment Inc., Sr. Sub. Notes:
  50,000  7.875% due 12/15/05......................................................................       50,250
  25,000  9.375% due 2/15/07.......................................................................       26,187
 100,000  8.125% due 5/15/11.......................................................................      100,000
  50,000 PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due 11/1/11..........................       54,250
 100,000 Playtex Products Inc., Sr. Sub. Notes, 9.375% due 6/1/11..................................      106,500
 125,000 Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09............................      136,250
 125,000 Rite Aid Corp., Company Guaranteed, 11.250% due 7/1/08....................................       98,125
 115,000 Smithfield Foods Inc., Series B, Sr. Notes, 8.000% due 10/15/09...........................      117,300
 110,000 Station Casinos, Inc., Sr. Sub. Notes, 9.875% due 7/1/10..................................      116,875
 125,000 Sun International Hotels Ltd., Sr. Sub. Notes, 8.875% due 8/15/11 (a)(d)..................      128,281
         Triad Hospitals Inc., Series B:
  75,000  Sr. Notes, 8.750% due 5/1/09.............................................................       78,750
  50,000  Sr. Sub. Notes, 11.000% due 5/15/09......................................................       55,250
  45,000 United Industries Corp., Series B, Sr. Sub. Notes, 9.875% due 4/1/09......................       45,675
 100,000 Vanguard Health Systems Inc., Sr. Sub. Notes, 9.750% due 8/1/11...........................      104,750
 100,000 Venetian Casino Resort LLC, Second Mortgage, 11.000% due 6/15/10 (a)......................      101,125
  50,000 Vicar Operating Inc., Company Guaranteed, 9.875% due 12/1/09..............................       52,750
  50,000 Vlasic Foods International Inc., Series B, Sr. Sub. Notes, 10.250% due 7/1/09 (b)(c)......        9,250
                                                                                                    ------------
                                                                                                       3,191,696
                                                                                                    ------------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



  Face
 Amount                                     Security                                        Value
----------------------------------------------------------------------------------------------------
Energy -- 6.8%
$100,000 BRL Universal Equipment, Secured Notes, 8.875% due 2/15/08..................... $    99,500
  50,000 Compass Minerals Group, Sr. Sub. Notes, 10.000% due 8/15/11....................      53,000
  50,000 Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07...................................      51,500
  35,000 Key Energy Services Inc., Series B, Sr. Sub. Notes, 14.000% due 1/15/09........      41,125
 125,000 Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12 (a)...............     129,375
  75,000 Ocean Energy Inc., Series B, Sr. Sub. Notes, 8.875% due 7/15/07................      78,563
  25,000 Pioneer Natural Resource Co., Sr. Notes, 9.625% due 4/1/10.....................      27,523
  75,000 Plains Resources Inc., Series F, Sr. Sub. Notes, 10.250% due 3/15/06...........      77,812
 100,000 Pogo Producing Co., Series B, Sr. Sub. Notes, 8.250% due 4/15/11...............     100,500
         Pride International Inc., Sr. Notes:
  50,000   9.375% due 5/1/07............................................................      52,375
  25,000   10.000% due 6/1/09...........................................................      26,875
 100,000 Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11........................     100,500
 125,000 Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09....................     122,500
  50,000 Western Gas Resources Inc., Sr. Sub. Notes, 10.000% due 6/15/09................      54,250
 100,000 Westport Resources Corp., Sr. Sub. Notes, 8.250% due 11/1/11...................     103,000
                                                                                         -----------
                                                                                           1,118,398
                                                                                         -----------
Financial Services -- 2.0%
 123,463 Airplanes Pass Through Trust, Series D, Company Guaranteed, 10.875% due 3/15/12       9,260
         FelCor Lodging Trust Inc., Sr. Notes:
 100,000   9.500% due 9/15/08...........................................................     102,000
  50,000   8.500% due 6/1/11............................................................      49,250
         Meristar Hospitality Corp., Sr. Notes:
  50,000   9.125% due 1/15/11...........................................................      48,000
  75,000   9.125% due 1/15/11 (a).......................................................      72,000
  50,000 Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06.......................      55,250
                                                                                         -----------
                                                                                             335,760
                                                                                         -----------
Housing Related -- 2.0%
         American Standard Cos. Inc., Sr. Notes:
  25,000   7.375% due 4/15/05...........................................................      25,875
  50,000   8.250% due 6/1/09............................................................      52,500
 125,000 Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12 (a)..............     128,750
         Nortek Inc., Series B, Sr. Notes:
  75,000   9.125% due 9/1/07............................................................      76,313
  50,000   8.875% due 8/1/08............................................................      50,625
                                                                                         -----------
                                                                                             334,063
                                                                                         -----------
Manufacturing -- 4.0%
  75,000 Alliant Techsystems Inc., Sr. Sub. Notes, 8.500% due 5/15/11...................      78,750
  50,000 ArvinMeritor, Inc., 8.750% due 3/1/12..........................................      53,681
 100,000 Breed Technologies Inc., Company Guaranteed, 9.250% due 4/15/08 (b)(c).........          10
  50,000 Fedders North America Inc., Sr. Sub. Notes, 9.375% due 8/15/07.................      36,250
 100,000 Level 3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12 (a)...........     100,750


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



  Face
 Amount                                 Security                                    Value
-------------------------------------------------------------------------------------------
Manufacturing -- 4.0% (continued)
$ 75,000 Meritor Automotive, Inc., 6.800% due 2/15/09............................. $ 72,610
  50,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09................................   50,500
  50,000 Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due 6/15/12 (a)..   49,750
  75,000 Terex Corp., Series B, Sr. Sub. Notes, 10.375% due 4/1/11................   81,000
 125,000 Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08......................  128,750
                                                                                   --------
                                                                                    652,051
                                                                                   --------
Media -- 13.0%
         Charter Communications Holdings, LLC:
           Sr. Discount Notes:
 170,000    Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11.............   82,025
 125,000    Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11..........   44,375
           Sr. Notes:
 150,000    8.625% due 4/1/09.....................................................  101,250
  85,000    9.625% due 11/15/09...................................................   56,100
  50,000    11.125% due 1/15/11...................................................   34,750
 150,000    10.000% due 5/15/11...................................................  102,000
  75,000 Corus Entertainment Inc., Sr. Sub. Notes, 8.750% due 3/1/12..............   75,375
         CSC Holdings Inc., Sr. Sub. Debentures:
 175,000   9.875% due 2/15/13.....................................................  130,375
  25,000   10.500% due 5/15/16....................................................   18,875
         EchoStar DBS Corp., Sr. Notes:
  75,000  10.375% due 10/1/07.....................................................   72,000
 125,000  9.125% due 1/15/09 (a)..................................................  115,000
 100,000  9.375% due 2/1/09.......................................................   93,000
 100,000 Entercom Radio, LLC, Sr. Sub. Notes, 7.625% due 3/1/14...................   99,750
         Hollinger International Publishing, Sr. Sub. Notes:
  55,000  9.250% due 2/1/06.......................................................   56,925
  75,000  9.250% due 3/15/07......................................................   77,625
         Insight Midwest L.P., Sr. Notes:
  25,000  9.750% due 10/1/09......................................................   23,125
  35,000  10.500% due 11/1/10.....................................................   32,900
 125,000 LIN Television Corp., Sr. Notes, 8.000% due 1/15/08......................  125,000
  80,000 MediaCom LLC, Sr. Notes, 11.000% due 7/15/13.............................   75,200
  50,000 Nextmedia Operating Inc., Sr. Sub. Notes, 10.750% due 7/1/11.............   50,750
         NTL Inc., Sr. Notes:
  20,000  Series A, 12.750% due 4/15/05 (b)(c)....................................    5,400
          Series B:
 150,000    11.500% due 2/1/06 (b)(c).............................................   40,500
  50,000    Zero coupon until 4/1/03, (9.750% thereafter), due 4/1/08 (b)(c)......   11,250
  75,000    Zero coupon until 10/1/03, (12.375% thereafter), due 10/1/08 (b)(c)...   15,375
 125,000 Radio One Inc., Series B, Sr. Sub. Notes, 8.875% due 7/1/11..............  125,312
         Rogers Communications Inc., Sr. Notes:
  60,000  9.125% due 1/15/06......................................................   55,500
  75,000  8.875% due 7/15/07......................................................   68,625
  60,000 Sun Media Corp., Sr. Sub. Notes, 9.500% due 5/15/07......................   62,700
         Telewest Communication PLC, Sr. Discount Notes:
  75,000  Zero coupon until 4/15/04, (9.250% thereafter), due 4/15/09.............   22,687
  75,000  Zero coupon until 2/1/05, (11.375% thereafter), due 2/1/10..............   22,125


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



  Face
 Amount                                        Security                                           Value
----------------------------------------------------------------------------------------------------------
Media -- 13.0% (continued)
         United Pan-Europe Communications N.V., Series B:
          Sr. Discount Notes:
$150,000    Zero coupon until 11/1/04, (13.375% thereafter), due 11/1/09...................... $    15,000
 190,000    Zero coupon until 2/1/05, (13.750% thereafter), due 2/1/10........................      19,000
          Sr. Notes:
  25,000    11.250% due 2/1/10 (b)(c).........................................................       3,375
  25,000    11.500% due 2/1/10 (b)(c).........................................................       3,375
 200,000 Yell Finance B.V., Sr. Discount Notes, (zero coupon until 8/1/06, 13.500%
          thereafter), due 8/1/11.............................................................     137,000
  50,000 Young Broadcasting Inc., Sr. Notes, 8.500% due 12/15/08 (a)..........................      50,000
                                                                                               -----------
                                                                                                 2,123,624
                                                                                               -----------
Publishing/Printing -- 1.3%
  75,000 R. H. Donnelly Corp., Sr. Sub. Notes, 9.125% due 6/1/08..............................      78,000
 125,000 World Color Press, Inc., Sr. Sub. Notes, 8.375% due 11/15/08.........................     131,813
                                                                                               -----------
                                                                                                   209,813
                                                                                               -----------
Services/Other -- 4.2%
         Allied Waste North America, Inc., Series B:
  50,000  Sr. Notes, 8.875% due 4/1/08........................................................      49,250
 100,000  Sr. Sub. Notes, 10.000% due 8/1/09..................................................      98,758
 160,000 American Tower Corp., Sr. Notes, 9.375% due 2/1/09...................................      88,800
         Crown Castle International Corp., Sr. Notes:
  25,000  9.375% due 8/1/11...................................................................      15,875
  90,000  10.750% due 8/1/11..................................................................      59,850
         Iron Mountain Inc.:
  75,000  Sr. Notes, 8.625% due 4/1/13........................................................      77,063
          Sr. Sub. Notes:
  50,000    8.750% due 9/30/09................................................................      51,375
  25,000    8.250% due 7/1/11.................................................................      25,187
  50,000 Mail-Well I Corp., Series B, Sr. Sub. Notes, 8.750% due 12/15/08.....................      44,750
 125,000 Safety-Kleen Services, Inc., Sr. Sub. Notes, 9.250% due 6/1/08 (b)(c)................       3,125
 100,000 SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09..............................      60,500
  75,000 SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06......................................      70,875
         Spectrasite Holdings, Inc.:
  45,000  Series B, Sr. Notes, 10.750% due 3/15/10............................................      20,025
  50,000  Sr. Discount Notes, (zero coupon until 7/15/03, 12.000% thereafter), due 7/15/08....      15,750
                                                                                               -----------
                                                                                                   681,183
                                                                                               -----------
Technology -- 2.8%
  25,000 Motorola, Inc., Sr. Notes, 8.000% due 11/1/11........................................      24,444
 100,000 Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09 (a)...................     100,500
         Unisys Corp., Sr. Notes:
 100,000  8.125% due 6/1/06...................................................................      99,500
  25,000  7.875% due 4/1/08...................................................................      24,750
 125,000 Xerox Capital (Europe) PLC, Company Guaranteed, 5.875% due 5/15/04...................     103,125
         Xerox Corp., Sr. Notes:
  75,000  5.500% due 11/15/03.................................................................      65,625
  50,000  7.150% due 8/1/04...................................................................      42,250
                                                                                               -----------
                                                                                                   460,194
                                                                                               -----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)


  Face
 Amount                                             Security                                                Value
--------------------------------------------------------------------------------------------------------------------
Telecommunications -- 6.1%
$ 75,000 American Cellular Corp., Company Guaranteed, 9.500% due 10/15/09............................... $    13,875
         AT&T Corp.:
 125,000  Notes, 6.500% due 3/15/29.....................................................................      86,510
 100,000  Sr. Notes, 7.300% due 11/15/11 (a)............................................................      83,155
         AT&T Wireless Services Inc.:
 125,000  Notes, 8.125% due 5/1/12......................................................................     102,122
  25,000  Sr. Notes, 7.875% due 3/1/11..................................................................      20,229
  25,000 Dobson Communications Corp., Sr. Notes, 10.875% due 7/1/10.....................................      14,875
         Global Crossing Holdings Ltd., Sr. Notes:
 120,000  9.125% due 11/15/06 (b)(c)....................................................................       1,800
  55,000  9.625% due 5/15/08 (b)(c).....................................................................         825
         Nextel Communications, Inc., Sr. Serial Redeemable:
 260,000  Discount Notes, (zero coupon until 2/15/03, 9.950% thereafter), due 2/15/08...................     125,450
 235,000  Notes, 9.375% due 11/15/09....................................................................     119,850
 100,000 Price Communications Wireless, Inc., Series B, Sr. Sub. Notes, 11.750% due 7/15/07.............     105,875
  50,000 Qwest Capital Funding, Inc., Company Guaranteed, 6.875% due 7/15/28............................      25,750
 125,000 Qwest Communications International Inc., Series B, Sr. Notes, 7.500% due 11/1/08...............      76,250
 150,000 Qwest Corp., Notes, 8.875% due 3/15/12 (a).....................................................     134,250
  50,000 Rogers Cantel, Inc., Debentures, 9.375% due 6/1/08.............................................      34,750
  16,000 TeleCorp PCS, Inc., Sr. Sub. Notes, 10.625% due 7/15/10........................................      15,040
         Triton PCS Holdings, Inc.:
  25,000  Sr. Sub. Discount Notes, (zero coupon until 5/2/03, 11.000% thereafter), due 5/1/08...........      15,625
  50,000  Sr. Sub. Notes, 8.750% due 11/15/11...........................................................      31,000
                                                                                                         -----------
                                                                                                           1,007,231
                                                                                                         -----------
Transportation -- 1.1%
  50,000 Stena AB, Sr. Notes, 8.750% due 6/15/07........................................................      48,750
 125,000 Teekay Shipping Corp., First Preferred Ship Mortgage Notes, 8.320% due 2/1/08..................     131,250
                                                                                                         -----------
                                                                                                             180,000
                                                                                                         -----------
Utilities -- 1.7%
 125,000 Calpine Canada Energy Finance LLC, Sr. Notes, 8.500% due 5/1/08................................      86,250
         Calpine Corp., Sr. Notes:
  50,000  7.875% due 4/1/08.............................................................................      33,250
  50,000  7.750% due 4/15/09............................................................................      32,750
  25,000  8.625% due 8/15/10............................................................................      16,375
         CMS Energy Corp., Sr. Notes:
 125,000  9.875% due 10/15/07...........................................................................      93,855
  25,000  Pass-through Certificates, 7.000% due 1/15/05.................................................      18,011
                                                                                                         -----------
                                                                                                             280,491
                                                                                                         -----------
         TOTAL CORPORATE BONDS (Cost -- $14,809,941)....................................................  13,574,188
                                                                                                         -----------

                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)


  Face
 Amount                                             Security                                              Value
-----------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.1%
$100,000 Ciena Corp., 3.750% due 2/1/08................................................................. $ 59,375
 100,000 Comverse Technology Inc., Sr. Debentures, 1.500% due 12/1/05...................................   78,375
  55,000 i2 Technologies, Inc., Sr. Notes, 5.250% due 12/15/06..........................................   39,256
                                                                                                         --------
         TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $187,810)...........................................  177,006
                                                                                                         --------

SOVEREIGN BONDS -- 9.0%
Argentina -- 0.0%
  20,000 Republic of Argentina, 6.000% due 3/31/23 (b)(c)...............................................    8,700
                                                                                                         --------
Brazil -- 1.8%
         Federal Republic of Brazil:
  35,000  11.500% due 3/12/08...........................................................................   23,625
 100,000  14.500% due 10/15/09..........................................................................   74,750
 150,000  3.125% due 4/15/12 (e)........................................................................   80,063
 185,000  12.250% due 3/6/30............................................................................  113,775
                                                                                                         --------
                                                                                                          292,213
                                                                                                         --------
Bulgaria -- 0.5%
         Republic of Bulgaria:
  50,000  FLIRB, 2.813% due 7/28/12 (e).................................................................   45,500
  49,000  IAB, 2.813% due 7/28/11 (e)...................................................................   43,610
                                                                                                         --------
                                                                                                           89,110
                                                                                                         --------
Ecuador -- 1.1%
         Republic of Ecuador:
 150,000  12.000% due 11/15/12..........................................................................  106,500
 150,000  5.000% due 8/15/30 (e)........................................................................   76,500
                                                                                                         --------
                                                                                                          183,000
                                                                                                         --------
Mexico -- 2.1%
 350,000 United Mexican States, 7.500% due 1/14/12......................................................  346,412
                                                                                                         --------
Panama -- 0.3%
  57,272 Republic of Panama, FRN, 2.625% due 7/17/16 (e)................................................   43,526
                                                                                                         --------
Peru -- 0.4%
 100,000 Republic of Peru, FLIRB, 4.000% due 3/7/17 (e).................................................   66,500
                                                                                                         --------
Philippines -- 0.1%
  10,000 Republic of the Philippines, 9.875% due 1/15/19................................................    9,950
                                                                                                         --------
Russia -- 1.7%
         Russian Federation:
  25,000  12.750% due 6/24/28...........................................................................   30,188
 350,000  5.000% due 3/31/30 (e)........................................................................  243,687
                                                                                                         --------
                                                                                                          273,875
                                                                                                         --------
Turkey -- 0.6%
         Republic of Turkey:
  10,000  12.375% due 6/15/09...........................................................................    9,350
 115,000  11.875% due 1/15/30...........................................................................   98,325
                                                                                                         --------
                                                                                                          107,675
                                                                                                         --------

                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



       Face
      Amount                                                  Security                                                Value
------------------------------------------------------------------------------------------------------------------------------
Uruguay -- 0.4%
$100,000           Republic of Uruguay, 7.875% due 3/25/09........................................................ $    60,000
                                                                                                                   -----------
                   TOTAL SOVEREIGN BONDS (Cost -- $1,535,982).....................................................   1,480,961
                                                                                                                   -----------

LOAN PARTICIPATIONS -- 0.5%
  82,916           Kingdom of Morocco, Tranche A, 2.750% due 1/5/09 (J.P. Morgan Chase & Co., CS First Boston
                   Corp.) (Cost -- $73,299) (e)(f)................................................................      73,796
                                                                                                                   -----------

 Rights/
Warrants
--------
RIGHTS AND WARRANTS (c) -- 0.0%
 114,831/Warrants/ ContiFinancial Corp., (Represents interest in a trust in the liquidation of
                    ContiFinancialCorp. and its affiliates) (g)...................................................       7,390
   1,250/Rights/   Republic of Venezuela Rights...................................................................           0
                                                                                                                   -----------
                   TOTAL RIGHTS AND WARRANTS (Cost -- $7,388).....................................................       7,390
                                                                                                                   -----------

 Shares
--------
COMMON STOCK -- 0.2%
   4,310           ContinentalAFA Dispensing Co...................................................................      23,705
   4,379           Imperial Sugar Co..............................................................................      10,291
                                                                                                                   -----------
                   TOTAL COMMON STOCK (Cost -- $42,625)...........................................................      33,996
                                                                                                                   -----------

PREFERRED STOCK (c) -- 1.4%
                   CSC Holdings Inc.:
   1,200            Series H, 11.750% due 10/1/07.................................................................      80,700
   2,300            Series M, 11.125% due 4/1/08..................................................................     147,775
                   TCR Holding Corp.:
     219            Class B Shares................................................................................           0
     121            Class C Shares................................................................................           0
     318            Class D Shares................................................................................           0
     658            Class E Shares................................................................................           1
                                                                                                                   -----------
                   TOTAL PREFERRED STOCK (Cost -- $315,891).......................................................     228,476
                                                                                                                   -----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)


  Face
 Amount                                             Security                                                Value
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.1%
$437,000 State Street Bank and Trust Co., 1.880% due 7/1/02; Proceeds at maturity -- $437,068; (Fully
          collateralized by U.S. Treasury Bonds, 6.250% due 8/15/23; Market value -- $447,413).......... $   437,000
 400,000 State Street Bank and Trust Co., 1.900% due 7/1/02; Proceeds at maturity -- $400,063; (Fully
          collateralized by U.S. Treasury Bonds, 7.875% due 2/15/21; Market value -- $408,630)..........     400,000
                                                                                                         -----------
         TOTAL REPURCHASE AGREEMENTS (Cost -- $837,000).................................................     837,000
                                                                                                         -----------
         TOTAL INVESTMENTS -- 100% (Cost -- $17,809,936*)............................................... $16,412,813
                                                                                                         ===========

--------
(a)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)Security is currently in default.
(c)Non-income producing securities.
(d)Effective July 1, 2002, the company's name has been changed to Kerzner International Ltd.
(e)Rate shown reflects rate in effect at June 28, 2002 on instrument with variable rates or step coupon rates.
(f)Participation interests were acquired through the financial institutions indicated parenthetically.
(g)Securities valued in accordance with fair value procedures.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:
   ------------------------------------
   FLIRB -- Front-Loaded Interest Reduction Bonds.
   FRN -- Floating Rate Notes.
   IAB -- Interest Arrears Bonds.

                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          June 30, 2002 (unaudited)


ASSETS:
 Investments, at value (Cost -- $17,809,936)..................... $16,412,813
 Cash............................................................         529
 Dividends and interest receivable...............................     400,888
 Receivable for securities sold..................................     193,444
 Receivable for Fund shares sold.................................      16,630
                                                                  -----------
 Total Assets....................................................  17,024,304
                                                                  -----------
LIABILITIES:
 Payable for securities purchased................................     438,473
 Management fee payable..........................................       1,832
 Administration fee payable......................................         691
 Payable for Fund shares purchased...............................         663
 Accrued expenses................................................      50,780
                                                                  -----------
 Total Liabilities...............................................     492,439
                                                                  -----------
Total Net Assets................................................. $16,531,865
                                                                  ===========
NET ASSETS:
 Par value of capital shares..................................... $     2,054
 Capital paid in excess of par value.............................  18,813,528
 Undistributed net investment income.............................     669,642
 Accumulated net realized loss from security transactions........  (1,556,236)
 Net unrealized depreciation of investments......................  (1,397,123)
                                                                  -----------
Total Net Assets................................................. $16,531,865
                                                                  ===========
Shares Outstanding...............................................   2,053,891
                                                                  -----------
Net Asset Value, per share.......................................       $8.05
                                                                  -----------


                      See Notes to Financial Statements.

          Statement of Operations


For the Six Months Ended June 30, 2002 (unaudited)

INVESTMENT INCOME:
  Interest........................................................................ $   732,084
  Dividends.......................................................................      15,680
                                                                                   -----------
  Total Investment Income.........................................................     747,764
                                                                                   -----------
EXPENSES:
  Management fee (Note 2).........................................................      58,590
  Audit and legal.................................................................      14,130
  Shareholder communications......................................................      11,400
  Pricing service fees............................................................       7,440
  Custody.........................................................................       4,160
  Shareholder and systems servicing fees..........................................       3,930
  Administration fee (Note 2).....................................................       3,910
  Directors' fees.................................................................       2,110
  Registration fees...............................................................       1,740
  Other...........................................................................       2,480
                                                                                   -----------
  Total Expenses..................................................................     109,890
  Less: Management fee waiver (Note 2)............................................     (31,768)
                                                                                   -----------
  Net Expenses....................................................................      78,122
                                                                                   -----------
Net Investment Income.............................................................     669,642
                                                                                   -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales............................................................   8,177,955
   Cost of securities sold........................................................   8,617,571
                                                                                   -----------
  Net Realized Loss...............................................................    (439,616)
                                                                                   -----------
  Change in Net Unrealized Depreciation of Investments:
   Beginning of period............................................................    (925,873)
   End of period..................................................................  (1,397,123)
                                                                                   -----------
  Increase in Net Unrealized Depreciation.........................................    (471,250)
                                                                                   -----------
Net Loss on Investments...........................................................    (910,866)
                                                                                   -----------
Decrease in Net Assets From Operations............................................ $  (241,224)
                                                                                   ===========


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001


                                                                           2002         2001
                                                                       -----------  -----------
OPERATIONS:
 Net investment income................................................ $   669,642  $ 1,062,777
 Net realized loss....................................................    (439,616)    (707,410)
 (Increase) decrease in net unrealized depreciation...................    (471,250)     143,746
                                                                       -----------  -----------
 Increase (Decrease) in Net Assets From Operations....................    (241,224)     499,113
                                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income................................................          --   (1,069,933)
                                                                       -----------  -----------
 Decrease in Net Assets From Distributions to Shareholders............          --   (1,069,933)
                                                                       -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 12):
 Net proceeds from sale of shares.....................................   5,393,147    5,641,424
 Net asset value of shares issued for reinvestment of dividends.......          --    1,069,933
 Cost of shares reacquired............................................  (2,347,625)  (1,929,593)
                                                                       -----------  -----------
 Increase in Net Assets From Fund Share Transactions..................   3,045,522    4,781,764
                                                                       -----------  -----------
Increase in Net Assets................................................   2,804,298    4,210,944
NET ASSETS:
 Beginning of period..................................................  13,727,567    9,516,623
                                                                       -----------  -----------
 End of period*....................................................... $16,531,865  $13,727,567
                                                                       ===========  ===========
* Includes undistributed net investment income of:....................    $669,642           --
                                                                       ===========  ===========


                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)



1. Organization and Significant Accounting Policies

Salomon Brothers Variable High Yield Bond Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series"); its primary investment objective is to maximize current income and secondarily to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Large Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of June 30, 2002, the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, overdistributed net investment income amounting to $568 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Notes to Financial Statements
(unaudited) (continued)



2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., ("SSBH") which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 2002, SBAM waived a portion of its management fee amounting to $31,768.

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. For the six months ended June 30, 2002, SSB received no brokerage commissions from the Fund.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases......................................................... $12,036,311
                                                                   ===========
Sales............................................................. $ 8,177,955
                                                                   ===========

At June 30, 2002 the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation..................................... $   359,781
Gross unrealized depreciation.....................................  (1,756,904)
                                                                   -----------
Net unrealized depreciation....................................... $(1,397,123)
                                                                   ===========

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Notes to Financial Statements
(unaudited) (continued)



5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

During the six months ended June 30, 2002, the Fund did not enter into any reverse repurchase agreements.

6. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2002, the Fund did not enter into any written call or put option contracts.

7. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(unaudited) (continued)



8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund did not hold any TBA securities.

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2002, the Fund did not have any securities on loan.

10. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 2002, the Fund held loan participations with a total cost of $73,299.

11. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $819,000, available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. Expiration occurs on December 31 of the year indicated:

                                                              2006     2007     2009
                                                             ------- -------- --------
Carryforward Amounts........................................ $21,000 $166,000 $632,000
                                                             ======= ======== ========

Notes to Financial Statements
(unaudited) (continued)



12. Capital Stock

At June 30, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                             Six Months Ended    Year Ended
                                                              June 30, 2002   December 31, 2001
                                                             ---------------- -----------------
Shares sold.................................................      643,743          644,085
Shares issued on reinvestment of dividends..................           --          131,928
Shares reacquired...........................................     (279,364)        (220,148)
                                                                 --------         --------
Net Increase................................................      364,379          555,865
                                                                 ========         ========

          Financial Highlights


For a share of capital stock outstanding for the year ended December 31, unless otherwise noted:

                                                   2002(1)     2001     2000     1999   1998(2)
                                                 -------     -------  -------   ------  -------
Net Asset Value, Beginning of Period............   $8.13       $8.39    $9.22    $9.58   $10.00
                                                 -------     -------  -------   ------  -------
Income (Loss) From Operations:
  Net investment income (3).....................    0.33        0.68     0.83     0.88     0.43
  Net realized and unrealized loss..............   (0.41)      (0.25)   (0.83)   (0.35)   (0.42)
                                                 -------     -------  -------   ------  -------
Total Income (Loss) From Operations.............   (0.08)       0.43       --     0.53     0.01
                                                 -------     -------  -------   ------  -------
Less Distributions From:
  Net investment income.........................      --       (0.69)   (0.83)   (0.88)   (0.43)
  Capital.......................................      --          --       --    (0.01)   (0.00)*
                                                 -------     -------  -------   ------  -------
Total Distributions.............................      --       (0.69)   (0.83)   (0.89)   (0.43)
                                                 -------     -------  -------   ------  -------
Net Asset Value, End of Period..................   $8.05       $8.13    $8.39    $9.22   $ 9.58
                                                 =======     =======  =======   ======  =======
Total Return (4)................................   (0.98)%++    5.14%   (0.02)%   5.56%    0.14%++
Net Assets, End of Period (000s)................ $16,532     $13,728  $ 9,517   $7,940   $6,949
Ratios to Average Net Assets:
  Expenses (3)(5)...............................    1.00%+      1.00%    1.00%    1.00%    1.00%+
  Net investment income.........................    8.57+       9.13    10.19     9.56     7.25+
Portfolio Turnover Rate.........................      56%         88%      53%      58%      37%

--------
(1) For the six months ended June 30, 2002 (unaudited).
(2) For the period from May 1, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or a portion of its management fee for the six months ended June 30, 2002, the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for expenses of $2,475, $3,983 and $11,942 for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                      Decrease in         Expense Ratios
                                 Net Investment Income Without Fee Waivers
                                       Per Share       and/or Reimbursement
                                 --------------------- --------------------
            2002................         $0.02                 1.41%+
            2001................          0.04                 1.57
            2000................          0.06                 1.78
            1999................          0.07                 1.80
            1998................          0.06                 2.04+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent of this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN

DANIEL P. CRONIN

HEATH B. MCLENDON

CHARLES F. BARBER, EMERITUS

Officers
HEATH B. MCLENDON
    Chairman
R. JAY GERKEN
    President
LEWIS E. DAIDONE
    Senior Vice President and Chief Administrative Officer
ALAN J. BLAKE
    Executive Vice President
JOHN B. CUNNINGHAM
    Executive Vice President
JOHN G. GOODE
    Executive Vice President
PETER J. HABLE
    Executive Vice President
ROGER M. LAVAN
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
IRVING P. DAVID
    Treasurer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

[LOGO] Salomon Brothers
            Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013
                                                                        02-3664

       Salomon Brothers
       Variable Series Funds Inc



   Semi-
   Annual
   Report
   2002
   JUNE 30, 2002

..  STRATEGIC BOND FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE FUNDS INC

Our Message to You


DEAR SHAREHOLDER:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Strategic Bond Fund ("Fund")/1/ for the period ended June 30, 2002. This letter briefly discusses general economic and market conditions as well as Fund developments during the reporting period. A detailed summary of performance and current Fund holdings, along with the unaudited financial statements for the six months ended June 30, 2002, can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY AND PERFORMANCE UPDATE

The Fund's primary objective is to seek a high level of current income, with capital appreciation as a secondary objective. The Fund seeks to achieve these objectives by investing in a globally diversified portfolio allocated to segments of the fixed-income market that the manager believes will best contribute to the achievement of the Fund's objectives. The Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities and related investments. Tactical allocations may include U.S. and non-U.S. investment-grade, high-yield and emerging-market debt securities/2/.

For the six months ended June 30, 2002, the Fund returned 1.98%/3/. In comparison, the Salomon Smith Barney Broad Investment-Grade Bond Index/4/ returned 3.59% for the six months ended June 30, 2002. In addition,

--------
1The Fund is an underlying investment option of various variable-annuity products. A variable-annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-account. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2Please note that high-yield bonds are rated below investment grade and carry more risk than higher rated securities. Also, the Fund is subject to fluctuations in share price as interest rates rise and fall. Also, please note that investments in foreign securities, especially emerging-market investments, involve greater risks than U.S. investments. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. issuers and markets are subject.
3The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.
4The Salomon Smith Barney Broad Investment-Grade Bond Index includes institutionally traded U.S. Treasury securities, government-sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

the Lehman Brothers Aggregate Bond Index/5/ and Lipper/6/ Variable Annuity Global Income category returned 3.79% and 4.93%, respectively, for the same period. Past performance is not indicative of future results.

MARKET OVERVIEW AND PORTFOLIO HIGHLIGHTS

The first quarter of 2002 proved to be challenging to fixed-income portfolios, with yields higher across the yield curve. Several factors led to the rise in rates, but the most important influences were a stronger than anticipated economic rebound and a shift in the bias of the U.S. Federal Reserve Board ("Fed") concerning monetary policy to neutral.

Historically, there have been major shifts in market psychology and prices around turning points in the economic cycle. This is why we are not surprised that corporate bonds, federal agency securities and mortgage-backed securities outperformed Treasuries during the quarter. Moreover, we feel corporate bonds had a respectable performance despite rating-agency jumpiness, investor skepticism and corporate-accounting concerns. Mortgage-backed securities were the best performers during the quarter due to declining volatility, rising rates and corporate credit problems.

In the second quarter, the short-term fixed-income market posted solid returns as investors priced in a higher probability of the Fed remaining on hold, possibly through the end of the year. In addition, the stock market declined sharply across the quarter, which led investors to find high quality fixed-income securities increasingly attractive. A crisis of confidence in corporate America, as well as an escalation of Middle East tensions and new fears of terrorism, led to a steepening of the yield curve and a widening of corporate spreads as investors sought safe haven.

In the high-yield market, prices declined modestly in early 2002 due to the continued fallout from Enron's collapse and further deterioration in telecommunications fundamentals. However, the market temporarily recovered as investors shifted focus to encouraging economic data, strong equity markets, and large mutual-fund inflows. The rally proved short-lived, however, as additional discoveries of accounting fraud and earnings restatements harmed already-fragile investor confidence. In addition, new economic data sparked concerns that a recovery would be slower than expected. Finally, in June, WorldCom's disclosure that it improperly accounted for $3.8 billion of expenses significantly damaged already-weakened confidence in corporate earnings, causing investors to shun sectors with more complex financials.


--------
5The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The index is composed of U.S. Treasury bonds, government-agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot invest directly in an index.
6Lipper Inc. is an independent mutual-fund tracking organization.

On June 30, 2002, the high-yield market yielded 12.60%, up from 11.63% on December 31, 2001 as measured by the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Market Index")/7/.The excess yield over U.S. Treasury securities was 8.39%, up from 7.21% on December 31, 2001.

In the emerging markets, political developments drove performance of Brazilian debt (down 18.26% for the six-month period). Brazil's large weighting, which now accounts for 19.18% of the Index market capitalization, caused its performance to dominate overall returns for the six-month period. Lack of improving developments in Argentina also continues to weigh on the asset class, but it currently does not have the impact it once did. Argentine debt returned negative 22.16% for the six-month period, but reflects only 2% of the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")/8/ composition, down from 22% in January 2001. On a positive note, 13 countries out of 19 outperformed the EMBI+ return for the Fund's semi-annual period.

Non-Latin American countries, which represent 42% of the EMBI+ market capitalization, largely outperformed the Latin American region for the year, returning 10.83%. For example, Russian debt, the best performer for the semi-annual period, returned 17.99%.

MARKET OUTLOOK

Looking forward, we continue to like short-term federal agency securities, in part because we see continued demand for high-quality assets.
In the high-yield market, in our opinion valuations continue to appear attractive at yields in excess of 12.50%, yet we remain somewhat cautious as we believe that several factors, including (i) high global default rates and credit-rating downgrades, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) further accounting scares and (vi) continued equity-market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B rating category that present a compelling risk/reward profile. In addition, we are pursuing selected opportunities for the Fund in lower quality investment-grade and crossover (investment grade/high yield) bonds.

--------
7The SSB High-Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.
8The EMBI+ is a total-return index that tracks the traded market for U.S.
 dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

For emerging-markets debt, sovereign spreads/9/ as measured by the EMBI+ ended the semi-annual period at 799 basis points, or 7.99%. We believe that spreads are likely to remain volatile in line with overall cautious market sentiment.

Thank you for your investment in the Salomon Brothers Variable Strategic Bond Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon    /s/ Peter J. Wilby
Heath B. McLendon        Peter J. Wilby
Chairman                 Executive Vice President

/s/ Roger Lavan          /s/ D. J. Scott
Roger M. Lavan           David J. Scott
Executive Vice President Executive Vice President

July 31, 2002

The information provided in this letter represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.


4

--------
9Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

The following graph depicts the performance of the Strategic Bond Fund versus Lehman Brothers Aggregate Bond Index and the Salomon Smith Barney Broad Investment-Grade Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND
 Comparison of $10,000 Investment in the Fund with Lehman Brothers Aggregate Bond Index and the Salomon Smith Barney Broad Investment-Grade Bond Index

                                    [CHART]

                                                    Salomon Smith Barney
                Strategic     Lehman Brothers         Broad Investment-
                Bond Fund   Aggregate Bond Index++    Grade Bond Index++
                ---------   --------------------    --------------------
    2/17/98      $10,000           $10,000                $10,000
      12/98       10,618            10,739                 10,684
      12/99       10,657            10,650                 10,595
      12/00       11,436            11,889                 11,823
      12/01       12,226            12,894                 12,830
    6/30/02       12,468            13,382                 13,291

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
++It is the opinion of management that the Salomon Smith Barney Broad
  Investment-Grade Bond Index more accurately reflects the current composition of the Salomon Brothers Variable Strategic Bond Fund than the Lehman Brothers Aggregate Bond Index. In future reporting, the Salomon Smith Barney Broad Investment-Grade Bond Index will be used as a basis of comparison of total performance rather than the Lehman Brothers Aggregate Bond Index.
 Historical Performance (unaudited)

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain Return of  Total
Period Ended          of Period of Period Dividends Distribution  Capital  Returns+
------------------------------------------------------------------------------------
6/30/02                $10.02    $10.19     $0.03      $0.00       $0.00     1.98%++
------------------------------------------------------------------------------------
12/31/01                 9.75     10.02      0.40       0.00        0.00     6.91
------------------------------------------------------------------------------------
12/31/00                 9.66      9.75      0.62       0.00        0.00*    7.30
------------------------------------------------------------------------------------
12/31/99                10.13      9.66      0.51       0.00        0.00     0.37
------------------------------------------------------------------------------------
2/17/98** -- 12/31/98   10.00     10.13      0.47       0.01        0.01     6.18++
------------------------------------------------------------------------------------
Total                                       $2.03      $0.01       $0.01
------------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

                        Six Months Ended 6/30/02++ 1.98%
                        --------------------------------
                        Year Ended 6/30/02         5.78
                        --------------------------------
                        2/17/98** through 6/30/02  5.18
                        --------------------------------

 Cumulative Total Return+ (unaudited)

                        2/17/98** through 6/30/02 24.68%
                        --------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Amount represents less than $0.01 per share.
** Commencement of operations.

          Schedule of Investments
          June 30, 2002 (unaudited)



   Face
  Amount                            Security                               Value
-----------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 34.9%
           U.S. Treasury Notes:
$1,000,000  5.125% due 12/31/02 (a).................................... $ 1,016,927
    10,000  4.750% due 2/15/04.........................................      10,348
   450,000  5.875% due 11/15/04........................................     478,407
 1,000,000  4.625% due 5/15/06 (a).....................................   1,030,313
 5,000,000  3.500% due 11/15/06 (a)....................................   4,912,505
 1,000,000  4.375% due 5/15/07.........................................   1,014,063
   750,000  5.000% due 2/15/11 (a).....................................     762,929
 4,000,000  4.875% due 2/15/12.........................................   4,016,252
           U.S. Treasury Bonds:
    10,000  6.125% due 11/15/27........................................      10,578
    35,000  5.500% due 8/15/28.........................................      34,088
   250,000  5.250% due 2/15/29.........................................     235,258
   500,000  6.125% due 8/15/29.........................................     531,186
   500,000  6.250% due 5/15/30.........................................     541,777
   225,000  5.375% due 2/15/31.........................................     220,395
           Federal National Mortgage Association (FNMA):
 1,675,000  6.000%, 30 years (b)(c)....................................   1,670,277
 6,500,000  7.000%, 30 years (b)(c)....................................   6,731,530
   116,208  8.000% due 7/1/30..........................................     123,445
    21,853  7.500% due 8/1/30..........................................      22,952
    79,217  8.000% due 8/1/30..........................................      84,150
   340,220  7.500% due 9/1/30..........................................     357,337
    50,961  8.000% due 9/1/30..........................................      54,134
   298,093  7.500% due 11/1/30.........................................     313,090
    87,236  8.000% due 1/1/31..........................................      92,668
    34,656  7.500% due 2/1/31..........................................      36,400
   321,961  7.500% due 2/1/31..........................................     338,158
                                                                        -----------
           TOTAL U.S. GOVERNMENT AGENCIES AND
           OBLIGATIONS (Cost -- $24,084,094)...........................  24,639,167
                                                                        -----------
ASSET-BACKED SECURITIES -- 1.0%
   500,000 Bayview Financial Acquisition Trust, Series 2001-CA, Class
            M3, 3.090% due 8/25/36.....................................     542,422
   100,000 Contimortgage Home Equity Loan Trust, Series 1999-3, Class
            B, 7.000% due 12/25/29.....................................      80,390
   107,292 Delta Funding, 12.500% due 10/26/30.........................     107,292
                                                                        -----------
           TOTAL ASSET-BACKED SECURITIES (Cost -- $691,620)............     730,104
                                                                        -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.2%
   457,288 Chase Commercial Mortgage Securities Corp., Series
            2000-FL1A, Class C, 2.640% due 12/12/13....................     455,448
   125,000 Commercial Mortgage Asset Trust, Series 1999-C1, Class C,
            7.350% due 8/17/13.........................................     137,028
           DLJ Commercial Mortgage Corp., Class S:
   944,840  Series 1998-CF2, 1.045% due 11/12/31 (d)...................      39,859
   550,449  Series 1998-CG1, 0.879% due 5/10/23 (d)....................      18,600
   150,000 LB Commercial Conduit Mortgage Trust, Series 1999-C1, Class
            A2, 6.780% due 6/15/31.....................................     161,949
                                                                        -----------
           TOTAL COMMERCIAL MORTGAGE-BACKED
           SECURITIES (Cost -- $782,530)...............................     812,884
                                                                        -----------
MORTGAGE-BACKED SECURITIES -- 2.8%
    61,825 Countrywide Mortgage Backed Securities, Inc., Series
            1994-J, Class B1, 7.750% due 6/25/24.......................      63,980
   854,511 FANNIE MAE-ACES, Series 2000-M1, Class A, 7.372% due 1/17/13     914,477
    23,280 First Union Residential Securitization, Series 1998-A,
            Class B2, 7.000% due 8/25/28...............................      23,383
   400,000 G-Force CDO, Ltd., Series 2002-1A, Class BFL, 2.740% due
            6/25/37....................................................     399,000
    95,763 GE Capital Mortgage Services Inc., Series 1998-15, Class
            B1, 6.750% due 11/25/28....................................      97,320


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



  Face
 Amount                           Security                               Value
---------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 2.8% (continued)
$382,575 Green Tree Financial, Series 1997-6, Class A8, 7.070% due
          1/15/29.................................................... $   404,086
  92,829 Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35......      98,853
         PNC Mortgage Securities:
      29  Series 1998-4, Class 3B3, 6.750% due 5/25/28...............          29
      40  Series 1998-5, Class CB3, 6.734% due 7/25/28...............          40
                                                                      -----------
         TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $1,918,551).......   2,001,168
                                                                      -----------
CORPORATE BONDS AND NOTES -- 25.1%
Basic Industries -- 3.1%
  50,000 Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30....      49,030
 125,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09.................     131,250
 175,000 Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11............     185,500
  50,000 Applied Extrusion Technologies, Inc., Sr. Notes, 10.750%
          due 7/1/11.................................................      45,250
         Berry Plastics Corp.:
  75,000  Series B, Company Guaranteed, 11.000% due 7/15/07..........      84,375
  50,000  Series C, Sr. Sub. Notes, 12.250% due 4/15/04..............      50,625
         Georgia-Pacific Corp.:
  25,000  Debentures, 9.625% due 3/15/22.............................      24,376
          Notes:
  75,000    7.500% due 5/15/06.......................................      72,310
  25,000    8.875% due 5/15/31.......................................      23,591
  25,000 Graphic Packaging Corp., Company Guaranteed, 8.625% due
          2/15/12 (e)................................................      25,937
 100,000 Huntsman International Holdings LLC, Sr. Notes, 9.875% due
          3/1/09 (e).................................................     100,750
 125,000 ISP CHEMCO Inc., Sr. Sub. Notes, 10.250% due 7/1/11.........     128,125
  75,000 Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11............      81,000
  85,000 Millennium America Inc., Sr. Notes, 9.250% due 6/15/08......      87,125
 200,000 Nexfor Inc., Notes, 7.250% due 7/1/12.......................     200,702
 125,000 OM Group Inc., Company Guaranteed, 9.250% due 12/15/11......     130,000
 100,000 P&L Coal Holdings Corp., 9.625% due 5/15/08.................     106,250
 125,000 Plastipak Holdings Inc., Company Guaranteed, 10.750% due
          9/1/11.....................................................     137,813
         Radnor Holdings Inc., Sr. Notes:
  25,000  10.000% due 12/1/03........................................      23,000
  25,000  Series B, 10.000% due 12/1/03..............................      23,000
 125,000 Riverwood International Co., Sr. Notes, 10.625% due 8/1/07..     132,188
 125,000 Stone Container Corp., Sr. Notes, 8.375% due 7/1/12 (e).....     126,563
  25,000 Tembec Industries Inc., Sr. Notes, 8.625% due 6/30/09.......      25,875
 125,000 Trimas Corp., Sr. Sub. Notes, 9.875% due 6/15/12 (e)........     125,313
 100,000 Ucar Finance Inc., Company Guaranteed, 10.250% due 2/15/12
          (e)........................................................     102,500
                                                                      -----------
                                                                        2,222,448
                                                                      -----------
Consumer Cyclicals -- 1.5%
         Advance Stores Co. Inc.:
 100,000  Company Guaranteed, 10.250% due 4/15/08....................     105,500
  25,000  Series B, Sr. Sub. Notes, 10.250% due 4/15/08..............      26,375
  75,000 Cole National Group, Inc., Sr. Sub. Notes, 8.625% due
          8/15/07....................................................      74,438
  75,000 CSK Auto Inc., Sr. Notes, 12.000% due 6/15/06 (e)...........      80,531
 120,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08.....     118,050


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



  Face
 Amount                           Security                               Value
---------------------------------------------------------------------------------
Consumer Cyclicals -- 1.5% (continued)
         The Gap, Inc., Notes:
$ 40,000  6.900% due 9/15/07......................................... $    36,547
  80,000  10.550% due 12/15/08 (h)...................................      82,628
 100,000 HMH Properties, Series B, Sr. Notes, 7.875% due 8/1/08......      95,750
  50,000 Host Marriott, L.P., Series E, Sr. Notes, 8.375% due 2/15/06      49,250
  25,000 ICON Health & Fitness, Inc., Company Guranateed, 11.250%
          due 4/1/12 (e).............................................      24,750
 100,000 Leslie's Poolmart, Inc., Sr. Notes, 10.375% due 7/15/04.....      94,500
  50,000 Levi Strauss & Co., Notes, 6.800% due 11/1/03...............      46,500
         Saks Inc., Notes:
  50,000  7.500% due 12/1/10.........................................      45,000
  75,000  9.875% due 10/1/11.........................................      75,750
 100,000 Starwood Hotels Resorts Worldwide Inc., Notes, 7.875% due
          5/1/12 (e).................................................      98,500
                                                                      -----------
                                                                        1,054,069
                                                                      -----------
Consumer Non-Cyclicals -- 5.6%
  75,000 aaiPharma Inc., Sr. Sub. Notes, 11.000% due 4/1/10 (e)......      69,750
 125,000 AdvancePCS, Sr. Notes, 8.500% due 4/1/08....................     129,687
 100,000 Argosy Gaming Co., Sr. Sub. Notes, 10.750% due 6/1/09.......     108,000
  25,000 Beverly Enterprises Inc., Sr. Notes, 9.625% due 4/15/09.....      25,750
 125,000 Canandaigua Brands Inc., Sr. Notes, 8.500% due 3/1/09.......     129,375
  75,000 Chumash Casino & Resort Enterprise, Sr. Notes, 9.000% due
          7/15/10 (e)................................................      76,312
  50,000 Circus & Eldorado Joint Venture, 10.125% due 3/1/12 (e).....      51,250
 125,000 Coast Hotels and Casinos, Inc., Company Guaranteed, Sr.
          Sub. Notes, 9.500% due 4/1/09..............................     131,875
 150,000 CONMED Corp., Sr. Sub. Notes, 9.000% due 3/15/08............     155,813
  50,000 Fleming Cos., Inc., Sr. Notes, 10.125% due 4/1/08...........      51,000
 275,000 H.J. Heinz Co., Company Guaranteed, 6.750% due 3/15/32 (e)..     273,039
         Harrah's Operating Co., Inc., Sr. Notes:
  50,000  7.500% due 1/15/09.........................................      52,844
  75,000  8.000% due 2/1/11..........................................      81,252
         HCA Inc., Notes:
  35,000  6.910% due 6/15/05.........................................      36,542
  50,000  8.750% due 9/1/10..........................................      56,507
  50,000  7.875% due 2/1/11..........................................      53,934
 105,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08.............      99,225
 100,000 Horseshoe Gaming Corp., Series B, Sr. Sub. Notes, 8.625%
          due 5/15/09................................................     102,250
  85,000 IASIS Healthcare Corp., Sr. Sub. Notes, 13.000% due 10/15/09      89,675
  75,000 Insight Health Services Corp., Series B, Company
          Guaranteed, 9.875% due 11/1/11.............................      75,750
  42,000 Jafra Cosmetics International Inc., Sr. Sub. Notes, 11.750%
          due 5/1/08.................................................      43,890
 230,000 MGM MIRAGE, Company Guaranteed, 9.750% due 6/1/07...........     243,800
  50,000 North Atlantic Trading Co., Inc., Series B, Sr. Notes,
          11.000% due 6/15/04........................................      50,313
         Park Place Entertainment Corp., Sr. Sub. Notes:
  75,000  7.875% due 12/15/05........................................      75,375
  50,000  8.875% due 9/15/08.........................................      51,688
  25,000  8.125% due 5/15/11.........................................      25,000
  50,000 Petco Animal Supplies, Sr. Sub. Notes, 10.750% due 11/1/11..      54,250
 125,000 Playtex Products Inc., Company Guaranteed, 9.375% due 6/1/11     133,125
 100,000 Premier International Foods PLC, 12.000% due 9/1/09.........     109,000
  29,000 Pueblo Xtra International, Inc., Sr. Notes, 9.500% due
          8/1/03.....................................................      15,805
 125,000 Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08...............      98,125
 125,000 Safeway Inc., Debentures, 7.250% due 2/1/31.................     129,858
         The Scotts Co., Sr. Sub. Notes:
  75,000  8.625% due 1/15/09.........................................      77,719
  50,000  8.625% due 1/15/09 (e).....................................      51,813
  50,000 Smithfield Foods, Inc., Series B, Sr. Notes, 8.000% due
          10/15/09...................................................      51,000


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



  Face
 Amount                           Security                               Value
---------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 5.6% (continued)
         Station Casinos Inc., Sr. Sub. Notes:
$ 50,000  8.375% due 2/15/08......................................... $    51,313
  50,000  8.875% due 12/1/08.........................................      51,000
         Sun International Hotels Ltd., Sr. Sub. Notes:
  50,000  8.875% due 8/15/11.........................................      51,313
  75,000  8.875% due 8/15/11 (e).....................................      76,969
         Triad Hospitals, Inc., Series B:
  75,000  Sr. Notes, 8.750% due 5/1/09...............................      78,750
  50,000  Sr. Sub. Notes, 11.000% due 5/15/09........................      55,250
  50,000 United Industries Corp., Series B, Sr. Sub. Notes, 9.875%
          due 4/1/09.................................................      50,750
 100,000 Vanguard Health Systems, Inc. Sr. Sub. Notes, 9.750% due
          8/1/11.....................................................     104,750
 100,000 Venetian Casino Resort LLC, 11.000% due 6/15/10 (e).........     101,125
  50,000 Vicar Operating Inc., Company Guaranteed, 9.875% due 12/1/09      52,750
  25,000 Vlasic Foods International Inc., Sr. Sub. Notes, 10.250%
          due 7/1/09 (f)(g)..........................................       4,625
 125,000 Windmere-Durable Holdings, Sr. Sub. Notes, 10.000% due
          7/31/08....................................................     126,875
  75,000 Winsloew Funiture, Inc., Series B, Sr. Sub. Notes, 12.750%
          due 8/15/07................................................      75,000
                                                                      -----------
                                                                        3,941,061
                                                                      -----------
Energy -- 2.2%
 100,000 BRL Universal Equipment, Secured Notes, 8.875% due 2/15/08..      99,500
  50,000 Compass Minerals Group, Company Guaranteed, 10.000% due
          8/15/11....................................................      53,000
 150,000 Devon Energy Corp., 6.875% due 9/30/11......................     156,482
 125,000 Dominion Fiber Ventures, Sr. Secured Notes, 7.050% due
          3/15/05 (e)................................................     121,612
  50,000 Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07................      51,500
  34,000 Key Energy Services, Inc., Series B, Sr. Sub. Notes,
          14.000% due 1/15/09........................................      39,950
 125,000 Magnum Hunter Resources Inc., Sr. Notes, 9.600% due 3/15/12
          (e)........................................................     129,375
  20,000 Nuevo Energy Co., Series B, Sr. Sub. Notes, 9.375% due
          10/1/10....................................................      20,100
         Ocean Energy Inc., Series B, Sr. Sub. Notes:
  50,000  8.875% due 7/15/07.........................................      52,375
 100,000  8.375% due 7/1/08..........................................     106,000
         Pioneer Natural Resource, Company Guaranteed:
  50,000  6.500% due 1/15/08.........................................      47,652
  50,000  9.625% due 4/1/10..........................................      55,045
         Plains Resources Inc., Sr. Sub. Notes:
  25,000  Series B, 10.250% due 3/15/06..............................      25,938
  25,000  Series F, 10.250% due 3/15/06..............................      25,938
 100,000 Pogo Producing Co., Series B, Sr. Sub. Notes, 8.250% due
          4/15/11....................................................     100,500
         Pride International Inc., Sr. Notes:
  50,000  9.375% due 5/1/07..........................................      52,375
  50,000  10.000% due 6/1/09.........................................      53,750
 100,000 Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11.....     100,500
 100,000 Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09.      98,000
  50,000 Western Gas Resources Inc., Sr. Sub. Notes, 10.000% due
          6/15/09....................................................      54,250
 125,000 Westport Resources Corp., Company Guaranteed, 8.250% due
          11/1/11....................................................     128,750
                                                                      -----------
                                                                        1,572,592
                                                                      -----------
Financial Services -- 3.4%
 250,000 Bank of America Corp., 2.229% due 10/22/04 (h)..............     250,596
 250,000 Capital One Financial Corp., Notes, 7.250% due 5/1/06.......     242,213
         FelCor Lodging Trust Inc., Sr. Notes:
  50,000  9.500% due 9/15/08.........................................      51,000
  75,000  8.500% due 6/1/11..........................................      73,875
 125,000 Ford Motor Credit Co., Notes, 7.875% due 6/15/10............     130,873
 125,000 General Motors Acceptance Corp., Notes, 6.875% due 9/15/11..     124,311


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



  Face
 Amount                           Security                               Value
---------------------------------------------------------------------------------
Financial Services -- 3.4% (continued)
$125,000 The Goldman Sachs Group, Inc., Notes, 6.600% due 1/15/12.... $   127,550
 250,000 Household Finance Corp., Notes, 8.000% due 7/15/10..........     264,447
         MeriStar Hospitality Corp., Sr. Sub. Notes:
  50,000  8.750% due 8/15/07.........................................      44,500
  75,000  9.125% due 1/15/11 (e).....................................      72,000
 125,000 Morgan Stanley, Notes, 6.600% due 4/1/12....................     127,613
 125,000 Qwest Capital Funding, Company Guaranteed, 7.000% due 8/3/09      70,000
 150,000 Sears Roebuck Acceptance Corp., Bonds, 7.000% due 6/1/32....     144,128
  75,000 Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06....      82,875
 250,000 Standard Chartered Bank, 8.000% due 5/30/31 (e).............     262,972
 300,000 Washington Mutual Financial Corp., Sr. Notes, 6.875% due
          5/15/11....................................................     315,525
                                                                      -----------
                                                                        2,384,478
                                                                      -----------
Manufacturing -- 1.4%
 100,000 Alliant Techsystems Inc., Company Guaranteed, 8.500% due
          5/15/11....................................................     105,000
         Arvinmeritor, Inc., Notes:
  75,000  6.800% due 2/15/09.........................................      72,610
  75,000  8.750% due 3/1/12..........................................      80,522
 125,000 Breed Technologies, Inc., Sr. Sub. Notes, 9.250% due
          4/15/08 (f)(g).............................................          12
  50,000 Fedders North America, Inc., Sr. Sub. Notes, 9.375% due
          8/15/07....................................................      36,250
 150,000 The Goodyear Tire & Rubber Co., Notes, 8.125% due 3/15/03...     151,857
  50,000 Joy Global Inc., Series B, Company Guaranteed, 8.750% due
          3/15/12....................................................      51,375
 125,000 L-3 Communications Corp., Sr. Sub. Notes, 7.625% due
          6/15/12 (e)................................................     125,938
  75,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09...................      75,750
 125,000 Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due
          6/15/12 (e)................................................     124,375
 125,000 Terex Corp., Series B, Sr. Sub. Notes, 10.375% due 4/1/11...     135,000
                                                                      -----------
                                                                          958,689
                                                                      -----------
Media and Telecommunications -- 4.5%
  75,000 American Cellular Corp., Sr. Sub. Notes, 9.500% due 10/15/09      13,875
  50,000 AOL Time Warner Inc., Debentures, 7.625% due 4/15/31........      43,897
 235,000 AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31...     181,958
         Charter Communications Holdings LLC.:
          Sr. Discount Notes:
 475,000    Zero coupon until 4/1/04, (9.920% thereafter) due 4/1/11
            (h)......................................................     229,187
  75,000    Zero coupon until 5/15/06, (11.750% thereafter) due
            5/15/11 (h)..............................................      26,625
          Sr. Notes:
 100,000    8.625% due 4/1/09........................................      65,750
  50,000    10.750% due 10/1/09......................................      35,375
  25,000    9.625% due 11/15/09......................................      16,500
  25,000    9.625% due 11/15/09 (e)..................................      16,250
  25,000    10.000% due 5/15/11......................................      17,000
  75,000 Corus Entertainment Inc., Sr. Sub. Notes, 8.750% due 3/1/12.      75,375
 250,000 Cox Communications Inc., Notes, 7.750% due 11/1/10..........     238,139
         CSC Holdings, Inc., Sr. Sub. Debentures:
 125,000  9.875% due 2/15/13.........................................      93,125
 125,000  9.875% due 4/1/23..........................................      93,125
  25,000 Dobson Communications Corp., Sr. Notes, 10.875% due 7/1/10..      14,875
  75,000 Echostar Broadband Corp., Sr. Notes, 10.375% due 10/1/07....      72,000
         Echostar DBS Corp., Sr. Notes:
 100,000  9.125% due 1/15/09 (e).....................................      92,000
 125,000  9.375% due 2/1/09..........................................     116,250
 100,000 Entercom Radio LLC, Company Guaranteed, 7.625% due 3/1/14...      99,750


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



  Face
 Amount                           Security                               Value
---------------------------------------------------------------------------------
Media and Telecommunications -- 4.5% (continued)
         Global Crossing Holding Ltd., Sr. Notes:
$ 70,000  9.125% due 11/15/06 (f)(g)................................. $     1,050
  50,000  9.625% due 5/15/08 (f)(g)..................................         750
  50,000 Hollinger International Publishing Inc., Sr. Sub. Notes,
          9.250% due 3/15/07.........................................      51,750
  85,000 Insight Midwest L.P., Sr. Notes, 10.500% due 11/1/10........      79,900
  75,000 LIN Television Corp., Sr. Notes, 8.000% due 1/15/08.........      75,000
  75,000 Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13......      70,500
         Nextel Communications, Inc.:
 185,000  Sr. Serial Redeemable Discount Notes, (zero coupon until
            10/31/02, 9.750% thereafter) due 10/31/07 (h)............      92,962
 280,000  Sr. Serial Redeemable Notes, 9.375% due 11/15/09...........     142,800
  60,000 Nextmedia Operating Inc., Company Guaranteed, 10.750% due
          7/1/11.....................................................      60,900
 105,000 NTL Communications Corp., Series B, Sr. Notes, (zero coupon
          until 10/1/03, 12.375% thereafter) due 10/1/08 (f)(g)......      21,525
         NTL Inc., Sr. Notes:
  10,000  Series A, 12.750% due 4/15/05 (f)(g).......................       2,700
          Series B, Sr. Notes:
 100,000    10.000% due 2/15/07 (f)(g)...............................      27,000
  65,000    Zero coupon until 4/1/03, (9.750% thereafter) due 4/1/08
            (f)(g)...................................................      14,625
 100,000 Price Communications Wireless Inc., Sr. Sub. Notes, 11.750%
          due 7/15/07................................................     105,875
  50,000 Quebecor World Inc., Sr. Sub. Notes, 8.375% due 11/15/08....      52,725
 100,000 R.H. Donnelly Inc., Sr. Sub. Notes, 9.125% due 6/1/08.......     104,000
 100,000 Rogers Cablesystems, Debentures, 10.125% due 9/1/12.........     103,250
  25,000 Rogers Cantel Inc., Debentures, 9.375% due 6/1/08...........      17,375
  25,000 Rogers Communications Inc., Sr. Notes, 9.125% due 1/15/06...      23,125
 250,000 Sprint Capital Corp., Notes, 8.375% due 3/15/12 (e).........     207,434
  16,000 TeleCorp PCS Inc., Sr. Sub. Notes, 10.625% due 7/15/10......      15,040
 125,000 TeleWest Communications PLC, Sr. Discount Notes, (zero
          coupon until 2/1/05, 11.375% thereafter) due 2/1/10 (h)....      36,875
         Triton PCS, Inc.:
  25,000  Company Guaranteed, (zero coupon until 5/1/03, 11.000%
            thereafter) due 5/1/08 (h)...............................      15,625
  50,000  Sr. Sub. Notes, 8.750% due 11/15/11........................      31,000
         United Pan-Europe Communications, Series B:
          Sr. Discount Notes:
 100,000    Zero coupon until 11/1/04, (13.375% thereafter) due
            11/1/09 (h)..............................................      10,000
  65,000    Zero coupon until 2/1/05, (13.750% thereafter) due
            2/1/10 (h)...............................................       6,500
          Sr. Notes:
 125,000    11.250% due 2/1/10 (f)(g)................................      16,875
  75,000    11.500% due 2/1/10 (f)(g)................................      10,125
  75,000 Viacom Inc., Notes, 6.625% due 5/15/11......................      77,116
 125,000 Yell Finance BV, Sr. Notes, 10.750% due 8/1/11..............     136,875
  50,000 Young Broadcasting Inc., Sr. Notes, 8.500% due 12/15/08 (e).      50,000
                                                                      -----------
                                                                        3,202,333
                                                                      -----------
Services and Other -- 1.3%
         Allied Waste North America Inc., Series B:
 100,000  Sr. Notes, 8.875% due 4/1/08...............................      98,500
  50,000  Sr. Sub. Notes, 10.000% due 8/1/09.........................      49,379
 140,000 American Tower Corp., Sr. Notes, 9.375% due 2/1/09..........      77,700
 250,000 Cendant Corp., Notes, 7.750% due 12/1/03....................     256,783
         Crown Castle International Corp., Sr. Notes:
  35,000  9.375% due 8/1/11..........................................      22,225
  25,000  9.500% due 8/1/11..........................................      15,875
  75,000  10.750% due 8/1/11.........................................      49,875


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



  Face
 Amount                           Security                               Value
---------------------------------------------------------------------------------
Services and Others -- 1.3% (continued)
         Iron Mountain Inc., Sr. Sub. Notes:
$ 50,000  8.750% due 9/30/09......................................... $    51,375
  50,000  8.250% due 7/1/11..........................................      50,375
  25,000  8.625% due 4/1/13..........................................      25,688
  50,000 Mail-Well I Corp., Series B, Sr. Sub. Notes, 8.750% due
          12/15/08...................................................      44,750
  75,000 SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09.....      45,375
 125,000 Sitel Corp., Company Guaranteed, 9.250% due 3/15/06.........     118,125
         Spectrasite Holdings Inc., Series B:
          Sr. Discount Notes:
  25,000    Zero coupon until 7/15/03, (12.000% thereafter) due
            7/15/08 (h)..............................................       7,875
  25,000    Zero coupon until 3/15/05, (12.875% thereafter) due
            3/15/10 (h)..............................................       6,125
  30,000  Sr. Notes, 10.750% due 3/15/10.............................      13,350
                                                                      -----------
                                                                          933,375
                                                                      -----------
Technology -- 1.0%
  25,000 Motorola Inc., Sr. Notes, 8.000% due 11/1/11................      24,444
         Nortek Inc., Series B, Sr. Notes:
 100,000  9.125% due 9/1/07..........................................     101,750
  50,000  8.875% due 8/1/08..........................................      50,625
 100,000 Seagate Technologies HDD Holding, Sr. Notes, 8.000% due
          5/15/09 (e)................................................     100,500
         Unisys Corp., Sr. Notes:
 100,000  8.125% due 6/1/06..........................................      99,500
 125,000  7.875% due 4/1/08..........................................     123,750
 150,000 Xerox Cap Europe PLC, Notes, 5.875% due 5/15/04.............     123,750
 100,000 Xerox Corp., Notes, 5.500% due 11/15/03.....................      87,500
                                                                      -----------
                                                                          711,819
                                                                      -----------
Transportation -- 0.5%
  25,000 Stena AB, Sr. Notes, 8.750% due 6/15/07.....................      24,375
         Teekay Shipping Corp.:
  50,000  Company Guaranteed, 8.320% due 2/1/08......................      52,500
  50,000  Sr. Notes, 8.875% due 7/15/11..............................      52,250
 193,615 US Airways Corp., 2000-3G Pass-Through Trust, Pass-Through
          Certificates, 7.890% due 3/1/19+...........................     203,456
                                                                      -----------
                                                                          332,581
                                                                      -----------
Utilities -- 0.6%
         Calpine Corp.:
 125,000  Company Guaranteed, 8.500% due 5/1/08......................      86,250
          Sr. Notes:
  50,000    7.875% due 4/1/08........................................      33,250
  25,000    7.750% due 4/15/09.......................................      16,375
  25,000    8.625% due 8/15/10.......................................      16,375
         CMS Energy Corp.:
 100,000  Sr. Notes, 9.875% due 10/15/07.............................      75,084
  25,000  X-TRAS Pass-Through Trust I, Pass-Through Certificates,
            7.000% due 1/15/05.......................................      18,011
 250,000 The Williams Cos. Inc., Notes, 6.750% due 1/15/06 (h).......     203,165
                                                                      -----------
                                                                          448,510
                                                                      -----------
         TOTAL CORPORATE BONDS AND NOTES (Cost -- $18,819,265).......  17,761,955
                                                                      -----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



   Face
  Amount                            Security                               Value
-----------------------------------------------------------------------------------
SOVEREIGN BONDS -- 6.9%
Brazil -- 1.2%
           Federal Republic of Brazil:
$  780,000  11.000% due 8/17/40........................................ $   446,550
   277,067  Bonds, 8.000% due 4/15/14..................................     175,332
   450,000  DCB, 3.125% due 4/15/12 (h)................................     240,187
                                                                        -----------
                                                                            862,069
                                                                        -----------
Bulgaria -- 0.5%
           Republic of Bulgaria:
    98,000  IAB, 2.813% due 7/28/11 (h)................................      87,220
   275,000  Series A, FLIRB, 2.813% due 7/28/12 (h)....................     250,250
                                                                        -----------
                                                                            337,470
                                                                        -----------
Colombia -- 0.3%
   200,000 Republic of Colombia, 11.750% due 2/25/20...................     196,350
                                                                        -----------
Ecuador -- 0.5%
   675,000 Republic of Ecuador, 5.000% due 8/15/30 (h).................     344,250
                                                                        -----------
Jamaica -- 0.0%
    20,000 Government of Jamaica, 12.750% due 9/1/07 (e)...............      23,200
                                                                        -----------
Mexico -- 1.9%
           United Mexican States:
 1,085,000  8.375% due 1/14/11.........................................   1,127,586
   250,000  Series B, Par Bonds, 6.250% due 12/31/19...................     236,875
                                                                        -----------
                                                                          1,364,461
                                                                        -----------
Panama -- 0.2%
   185,187 Republic of Panama, IRB, 4.750% due 7/17/14 (h).............     161,113
                                                                        -----------
Peru -- 0.3%
   321,750 Republic of Peru, PDI Bonds, 4.500% due 3/7/17 (h)..........     234,878
                                                                        -----------
Philippines -- 0.3%
   185,000 Republic of Philippines, 9.875% due 1/15/19.................     184,075
                                                                        -----------
Russia -- 1.3%
 1,300,375 Russian Government, 5.000% due 3/31/30 (h)..................     905,386
                                                                        -----------
Turkey -- 0.3%
           Republic of Turkey:
   150,000  11.500% due 1/23/12........................................     131,813
    50,000  11.875% due 1/15/30........................................      42,750
                                                                        -----------
                                                                            174,563
                                                                        -----------
Uruguay -- 0.1%
   175,000 Republic of Uruguay, 7.625% due 1/20/12.....................     100,625
                                                                        -----------
           TOTAL SOVEREIGN BONDS (Cost -- $4,855,626)..................   4,888,440
                                                                        -----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



   Face
  Amount                            Security                               Value
-----------------------------------------------------------------------------------
LOAN PARTICIPATIONS -- 0.6%
Algeria -- 0.2%
           The People's Democratic Republic of Algeria:
$   37,499  Tranche 1, 2.875% due 9/4/06 (CS First Boston) (h)(i)...... $    34,499
    98,040  Tranche 3, 2.875% due 3/4/10 (J.P. Morgan Chase) (h)(i)....      87,745
                                                                        -----------
                                                                            122,244
                                                                        -----------
Morocco -- 0.4%
   286,136 Kingdom of Morocco, Tranche A, 2.750% due 1/5/09 (J.P.
            Morgan Chase) (h)(i).......................................     254,661
                                                                        -----------
           TOTAL LOAN PARTICIPATIONS (Cost -- $364,397)................     376,905
                                                                        -----------

  Shares
-----------
COMMON STOCK -- 0.1%
     1,014 Axiohm Transactions Solutions Inc...........................           0
     6,054 Horizon Natural Resources Co................................      72,648
                                                                        -----------
           TOTAL COMMON STOCK (Cost -- $66,594)........................      72,648
                                                                        -----------
PREFERRED STOCK -- 0.3%
     2,850 CSC Holdings Inc. (Cost -- $284,275)........................     186,787
                                                                        -----------

  Rights
-----------
RIGHTS -- 0.0%
   114,845 Contifinancial Corp., Units of Interest, (Represents
            interests in a trust in the liquidation of ContiFinancial
            Corp. and its affiliates)..................................       7,391
     1,250 Republic of Venezuela, PAR Rights, expiring 4/15/20.........
           United Mexican States, Value Recovery Rights:                          0
   250,000  Series B, expiring 6/30/04.................................         625
   250,000  Series C, expiring 6/30/05.................................          25
   250,000  Series D, expiring 6/30/06.................................          25
                                                                        -----------
           TOTAL RIGHTS (Cost -- $7,406)...............................       8,066
                                                                        -----------
           SUB-TOTAL INVESTMENTS (Cost -- $51,874,358).................  51,478,124
                                                                        -----------

   Face
  Amount
-----------
SHORT-TERM INVESTMENTS -- 27.1%
COMMERCIAL PAPER -- 11.6%
$1,190,000 General Mills Inc., yield 1.980% due 7/15/02................   1,189,084
 1,750,000 General Motors Acceptance Corp., yield 2.000% due 7/15/02...   1,748,639
 1,750,000 Grand Funding Corp., yield 2.200% due 7/15/02...............   1,748,503
 1,750,000 Kinder Morgan Inc., yield 2.050% due 7/15/02................   1,748,605
 1,750,000 Mermaid Funding Corp., yield 2.150% due 7/15/02.............   1,748,536
                                                                        -----------
           TOTAL COMMERCIAL PAPER (Cost -- $8,183,367).................   8,183,367
                                                                        -----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



   Face
  Amount                             Security                               Value
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 15.5%
$10,977,000 State Street Bank & Trust Co., 1.880% due 7/1/02; Proceeds
             at maturity -- $10,978,720; (Fully collateralized by U.S.
             Treasury Bonds, 6.000% due 2/15/26; Market
             value -- $11,198,494) (Cost -- $10,977,000) (a)............ $10,977,000
                                                                         -----------
            TOTAL SHORT-TERM INVESTMENTS (Cost -- $19,160,367)..........  19,160,367
                                                                         -----------
            TOTAL INVESTMENTS -- 100% (Cost -- $71,034,725*)............ $70,638,491
                                                                         ===========

--------
(a)Securities with an aggregated market value of $9,472,674 are segregated as collateral for mortgage dollar rolls and reverse repurchase agreements.
(b)Mortgage dollar roll (See Note 10).
(c)Security is issued on a to-be-announced basis (See Note 9).
(d)Interest only security.
(e)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f)Security is currently in default.
(g)Non-income producing security.
(h)Rate shown reflects rate in effect at June 30, 2002 on instrument with variable rates or step coupon rates.
(i)Participation interests were acquired through the financial institutions indicated parenthetically.
 + Subsequent to the reporting period, on August 11, 2002, the company filed for bankruptcy.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                Abbreviations used in this schedule:
                FLIRB  -- Front-Loaded Interest Reduction Bonds.
                IAB    -- Interest Arrears Bonds.
                IRB    -- Interest Reduction Bonds.
                TBA    -- To-be-announced.


                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          June 30, 2002 (unaudited)

ASSETS:
  Investments, at value (Cost -- $51,874,358)................................... $51,478,124
  Short-term investments, at amortized cost.....................................  19,160,367
  Cash..........................................................................         920
  Receivable for securities sold................................................     145,205
  Receivable for Fund shares sold...............................................     120,528
  Dividends and interest receivable.............................................     803,319
  Deferred organization costs...................................................       3,960
                                                                                 -----------
  Total Assets..................................................................  71,712,423
                                                                                 -----------
LIABILITIES:
  Payable for securities purchased..............................................   9,161,869
  Management fee payable........................................................      37,085
  Interest payable..............................................................      13,639
  Payable for Fund shares redeemed..............................................       5,635
  Administration fee payable....................................................       2,467
  Accrued expenses..............................................................      67,807
                                                                                 -----------
  Total Liabilities.............................................................   9,288,502
                                                                                 -----------
Total Net Assets................................................................ $62,423,921
                                                                                 ===========
NET ASSETS:
  Par value of capital shares................................................... $     6,125
  Capital paid in excess of par value...........................................  62,012,138
  Undistributed net investment income...........................................   1,555,825
  Accumulated net realized loss on security transactions and foreign currencies.    (753,933)
  Net unrealized depreciation of investments....................................    (396,234)
                                                                                 -----------
Total Net Assets................................................................ $62,423,921
                                                                                 ===========
Shares Outstanding..............................................................   6,124,600
                                                                                 -----------
Net Asset Value, per share......................................................      $10.19
                                                                                 -----------


16


                      See Notes to Financial Statements.

          Statement of Operations
          For the Six Months Ended June 30, 2002 (unaudited)

INVESTMENT INCOME:
  Interest............................................................. $1,869,684
  Dividend.............................................................     14,849
  Less: Interest expense...............................................    (11,921)
                                                                        ----------
  Total Investment Income..............................................  1,872,612
                                                                        ----------
EXPENSES:
  Management fee (Note 2)..............................................    199,182
  Audit and legal......................................................     14,430
  Shareholder communications...........................................     13,390
  Administration fee (Note 2)..........................................     13,280
  Custody..............................................................      8,930
  Pricing fees.........................................................      7,440
  Shareholder and systems servicing fees...............................      4,220
  Amortization of deferred organization costs..........................      3,100
  Registration fees....................................................      2,980
  Directors' fees......................................................      2,100
  Other................................................................      2,480
                                                                        ----------
  Total Expenses.......................................................    271,532
  Less: Management fee waiver (Note 2).................................     (5,951)
                                                                        ----------
  Net Expenses.........................................................    265,581
                                                                        ----------
Net Investment Income..................................................  1,607,031
                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 6):
  Realized Loss From:
   Security transactions (excluding short-term securities).............   (219,822)
   Foreign currency transactions.......................................       (981)
                                                                        ----------
  Net Realized Loss....................................................   (220,803)
                                                                        ----------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of period.................................................    142,960
   End of period.......................................................   (396,234)
                                                                        ----------
  Increase in Net Unrealized Depreciation..............................   (539,194)
                                                                        ----------
Net Loss on Investments................................................   (759,997)
                                                                        ----------
Increase in Net Assets From Operations................................. $  847,034
                                                                        ==========

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001


                                                                      2002         2001
                                                                  -----------  -----------
OPERATIONS:
  Net investment income.......................................... $ 1,607,031  $ 2,160,280
  Net realized loss..............................................    (220,803)    (372,010)
  Increase (decrease) in net unrealized depreciation.............    (539,194)     526,563
                                                                  -----------  -----------
  Increase in Net Assets From Operations.........................     847,034    2,314,833
                                                                  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................    (163,756)  (1,853,222)
                                                                  -----------  -----------
  Decrease in Net Assets From Distributions to Shareholders......    (163,756)  (1,853,222)
                                                                  -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares...............................  21,431,746   28,146,991
  Net asset value of shares issued for reinvestment of dividends.     163,756    1,853,222
  Cost of shares reacquired......................................  (6,493,212)  (9,002,700)
                                                                  -----------  -----------
  Increase in Net Assets From Fund Share Transactions............  15,102,290   20,997,513
                                                                  -----------  -----------
Increase in Net Assets...........................................  15,785,568   21,459,124
NET ASSETS:
  Beginning of period............................................  46,638,353   25,179,229
                                                                  -----------  -----------
  End of period*................................................. $62,423,921  $46,638,353
                                                                  ===========  ===========
* Includes undistributed net investment income of:...............  $1,555,825     $113,531
                                                                  ===========  ===========



                      See Notes to Financial Statements.

          Statement of Cash Flows
          For the Six Months Ended June 30, 2002 (unaudited)


CASH FLOWS USED BY OPERATING ACTIVITIES:
  Purchases of long term portfolio investments.............................. $(19,527,162)
  Proceeds from disposition of long-term investments and principal paydowns.   15,383,453
  Net purchase of short-term portfolio investments..........................   (3,892,691)
                                                                             ------------
                                                                               (8,036,400)
  Net investment income.....................................................    1,607,031
  Amortization of net premium/discount on investments.......................     (133,815)
  Amortization of organization expenses.....................................        3,097
  Net change in receivables/payables related to operations..................      (75,615)
                                                                             ------------
  Net Cash Flows Used by Operating Activities...............................   (6,635,702)
                                                                             ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Reverse repurchase agreements.............................................   (4,831,250)
  Net proceeds from sales of shares.........................................   21,311,218
  Cost of shares reaquired..................................................   (7,814,167)
  Increase in dollar roll transactions......................................   (2,028,437)
  Proceeds from shares issued in reinvestment of dividends..................      163,756
  Dividends and distributions paid..........................................     (163,756)
                                                                             ------------
  Net Cash Flows Provided by Financing Activities...........................    6,637,364
                                                                             ------------
Net Increase in Cash........................................................        1,662
Payable to Bank, Beginning of period........................................         (742)
                                                                             ------------
Cash, End of period......................................................... $        920
                                                                             ============


                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Strategic Bond Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series"); its primary investment objective is to seek a high level of current income and secondarily to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of June 30, 2002 the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and the other investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn, is a subsidiary of Citigroup Inc., ("Citigroup") acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly. Salomon Brothers Asset Management, Ltd. ("SBAM Ltd."), an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Fund. SBAM Ltd. is compensated by SBAM at no additional expense of the Fund.

Notes to Financial Statements
(unaudited) (continued)


For the six months ended June 30, 2002, SBAM waived a portion of its management fee amounting to $5,951.

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. For the six months ended June 30, 2002, SSB did not receive any brokerage commissions from the Fund.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

         Purchases:
            U.S. government agencies & obligations........ $ 5,021,426
            Other investment securities...................  17,443,055
                                                           -----------
                                                           $22,464,481
                                                           ===========
         Sales:
            U.S. government agencies & obligations........ $    53,357
            Other investment securities...................  14,390,849
                                                           -----------
                                                           $14,444,206
                                                           ===========

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation........................ $ 1,332,330
Gross unrealized depreciation........................  (1,728,564)
                                                      -----------
Net unrealized depreciation.......................... $  (396,234)
                                                      ===========

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

Notes to Financial Statements
(unaudited) (continued)




During the six months ended June 30, 2002, reverse repurchase agreement transactions for the Fund were as follows:

                     Maximum amount outstanding $4,912,500
                                                ==========
                     Average amount outstanding $4,875,652
                                                ==========

Interest rates on reverse repurchase agreements ranged from 0.10% to 1.65% during the six months ended June 30, 2002 for the Fund. Interest expense on reverse repurchase agreements totaled $11,921.

At June 30, 2002, the Fund did not have any open reverse repurchase agreements.

6. Forward Foreign Currency Contracts

The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At June 30, 2002, the Fund did not hold any forward foreign currency contracts.

7. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2002, the Fund did not enter into any written call or put option contracts.

Notes to Financial Statements
(unaudited) (continued)



8. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund did not hold any when-issued securities.

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund held TBA securities with a total cost of $8,059,906.

10. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2002 was approximately $7,135,196.

11. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2002, the Fund did not have any securities on loan.

Notes to Financial Statements
(unaudited) (continued)



12. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 2002, the Fund held loan participations with a total cost of $364,397.

13. Capital Loss Carryforward

At December 31, 2001, the Fund had for Federal income tax purposes approximately $461,000 of unused capital loss carryforwards available to offset future realized gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31, of the year indicated:

                                          2007    2008     2009
                                         ------ -------- --------
               Capital loss carryforward $5,000 $134,000 $322,000

14. Capital Stock

At June 30, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                            Six Months Ended    Year Ended
                                             June 30, 2002   December 31, 2001
                                            ---------------- -----------------
 Shares sold...............................    2,086,965         2,772,813
 Shares issued on reinvestment of dividends       15,822           185,508
 Shares reacquired.........................     (631,126)         (887,564)
                                               ---------         ---------
 Net Increase..............................    1,471,661         2,070,757
                                               =========         =========

          Financial Highlights


For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                    2002(1)     2001     2000      1999    1998(2)
                                                   -------    -------  -------   -------  -------
Net Asset Value, Beginning of Period..............  $10.02      $9.75    $9.66    $10.13   $10.00
                                                   -------    -------  -------   -------  -------
Income (Loss) From Operations:
 Net investment income (3)........................    0.26       0.48     0.56      0.60     0.38
 Net realized and unrealized gain (loss)..........   (0.06)      0.19     0.15     (0.56)    0.24
                                                   -------    -------  -------   -------  -------
 Total Income From Operations.....................    0.20       0.67     0.71      0.04     0.62
                                                   -------    -------  -------   -------  -------
Less Distributions From:
 Net investment income............................   (0.03)     (0.40)   (0.62)    (0.51)   (0.47)
 Net realized gains...............................      --         --       --        --    (0.01)
 Capital..........................................      --         --    (0.00)*      --    (0.01)
                                                   -------    -------  -------   -------  -------
 Total Distributions..............................   (0.03)     (0.40)   (0.62)    (0.51)   (0.49)
                                                   -------    -------  -------   -------  -------
Net Asset Value, End of Period....................  $10.19     $10.02    $9.75     $9.66   $10.13
                                                   =======    =======  =======   =======  =======
Total Return (4)..................................    1.98%++    6.91%    7.30%     0.37%    6.18%++
Net Assets, End of Period (000s).................. $62,424    $46,638  $25,179   $16,709  $10,438
Ratios to Average Net Assets:
 Operating expenses (3)(5)........................    1.00%+     1.00%    1.00%     1.00%    1.00%+
 Interest expense.................................      --       0.09       --        --       --
 Total expenses...................................    1.00+      1.09     1.00      1.00     1.00+
 Net investment income............................    6.04+      5.88     7.39      7.19     6.23+
Portfolio Turnover Rate...........................      30%        74%      74%      120%      84%

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2)For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3)SBAM has waived all or a portion of its management fees for the six months ended June 30, 2002, the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $2,558 for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                           Expense Ratios (Including
         Decreases to          Interest Expense)
     Net Investment Income  Without Fee Waiver and
           Per Share         Expense Reimbursement
     --------------------- -------------------------
2002         $0.00*                  1.02%+
2001          0.01                   1.21
2000          0.03                   1.39
1999          0.06                   1.48
1998          0.04                   1.79+

(4)Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(5)As a result of a voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 1.00%.
*  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
HEATH B. MCLENDON
CHARLES F. BARBER, EMERITUS

Officers
HEATH B. MCLENDON
    Chairman
R. JAY GERKEN
    President
LEWIS E. DAIDONE
    Senior Vice President and Chief Administrative Officer
ALAN J. BLAKE
    Executive Vice President
JOHN B. CUNNINGHAM
    Executive Vice President
JOHN G. GOODE
    Executive Vice President
PETER J. HABLE
    Executive Vice President
ROGER M. LAVAN
    Executive Vice President
ROSS S. MARGOLIES
    Executive Vice President
DAVID J. SCOTT
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
IRVING P. DAVID
    Treasurer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

                            [LOGO] Salomon Brothers
                                   Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013
                                                                        02-3661

       [SALOMON BROTHERS
       Variable Series Funds Inc]


   Semi-
   Annual
   Report
   2002

   JUNE 30, 2002

..  SMALL CAP GROWTH FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You


DEAR SHAREHOLDER:

Enclosed herein is the semi-annual report for the Salomon Brothers Variable Small Cap Growth Fund ("Fund") for the period ended June 30, 2002./1/ This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and current Fund holdings, along with audited financial statements for the period ended June 30, 2002, can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in securities of companies with small market capitalizations/2/ and related investments. Small market capitalization companies are those with total market capitalizations similar to that of companies included in the Russell 2000 Growth Index./3/ The Fund targets overall earnings growth at least equal to that of the Russell 2000 Growth Index.

PERFORMANCE UPDATE

The Fund returned negative 17.24%/4/ for the period, compared to the benchmark Russell 2000 Growth Index that generated a return of negative 17.35% for the same period. Please note that past performance is not indicative of future results.

--------
1The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2The Fund invests in companies with small market capitalizations, which may be more volatile than large capitalization stocks.
3The Russell 2000 Growth Index measures the performance of those Russell 2000
 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities). Please note that an investor cannot invest directly in an index.
4The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund.

MARKET OVERVIEW & PORTFOLIO HIGHLIGHTS

While small cap stocks outperformed large cap stocks during the period (e.g. the Russell 2000 Index/5/ returned negative 4.70% versus a decline of 13.15% for the S&P 500 Index/6/), our universe of small cap growth stocks sharply underperformed small cap core and value stocks.

Investor sentiment worsened in the first half of the year, particularly in the second quarter, as new questions about corporate governance and accounting issues arose. Allegations of corporate fraud and insider trading also shook investor confidence. Technology and telecom stocks weighed on the market as continued concerns about competitive pressures and corporate earnings affected these two sectors across the capitalization spectrum. The Russell 2000 Growth Index retreated to levels close to its September lows while the Russell 2000 Value Index/7/ went on to reach new highs in early May. We would not expect such a sharp divergence between the two indices to continue.
Within the benchmark Russell 2000 Growth Index, financial services, utilities, basic industries, and real estate investment trust posted the strongest gains over the period. The performance of the index, however, was highly influenced by healthcare and technology, which together make up almost 50% of the Russell 2000 Growth Index. Small cap healthcare stocks lost almost 29% while small cap technology stocks lost 37%. Small cap communications stocks, while not making up a large portion of the index, lost 37%.

The Fund's slight outperformance versus the benchmark was driven mostly by sector allocation. Its underweight positions in healthcare and technology (two poorly performing sectors) helped performance, as well as its overweight positions in basic industries, financial services and real estate investment trust. Performance was hurt by underweight positions in consumer cyclicals and energy. The Fund's performance benefited from stock selection in consumer cyclicals, capital goods and technology. Performance was hurt, however, by security selection in the communications sector.

--------
5The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
6The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest in an index.
7The Russell 2000 Value Index measures the performance of those Russell 2000
 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.

Key individual contributors to the Fund's performance during the period included holdings in basic industries companies AK Steel Holding Corp. and PolyOne Corp. as well as Province Healthcare Co. Also helping performance were technology issue Entegris Inc. and communications company Sinclair Broadcasting Group, Inc. Detractors to Fund performance for the period included holdings in healthcare issues Medarex, Inc. and QLT Inc. as well as technology issues 3Com Corp. and Aeroflex Inc. The Fund's holdings in Dobson Communications Corp. also hurt performance.

OUTLOOK

The U.S. equity market is clearly struggling right now, as investor sentiment remains quite pessimistic. Certainly, a fair amount of this pessimism is warranted given some of the fraudulent corporate activities that have taken place, but these concerns appear to be priced into the market. We believe that a number of the corporate governance and accounting issues currently confronting investors will dissipate over time. The good news, in our opinion, is that corporate boards of directors and accountants are becoming more vigilant about the companies that they oversee.

Despite the poor investor sentiment, we are optimistic on the U.S. equity market. We believe that steady economic growth, low inflation and an improvement in corporate profits should lead to higher equity market levels over time. In the second half of 2002, we expect that making corporate profit comparisons will become much easier. In addition, many companies have reportedly cut costs significantly, which we believe should result in substantial operating leverage as revenue growth returns. In the near-term, however, we believe that equity market volatility will likely persist.

As a result of the continued decline in stock prices, we are starting to see some additional opportunities in several sectors. In technology, we have moved the Fund closer to its benchmark weighting versus its underweight position in recent months. Within technology, we are focusing on companies that are not burning a significant amount of cash and that have what we believe to be a strong balance sheet. Recent additions to the Fund's portfolio have primarily been in the telecom equipment sector. In healthcare, we continue to favor biotech companies in late-stage product development. In our opinion, the biotech industry offers a source of new products for the pharmaceutical industry, and valuations have become much more attractive. As a result, we have moved the Fund to an overweight position in healthcare. The Fund remains overweight in financial services and has taken advantage of the recent price weakness in the group to add to its existing positions. Our focus remains on what we believe to be high-quality banks, as well as reinsurance and insurance brokerage stocks, that should benefit from an improving pricing cycle.

Thank you for your investment in the Salomon Brothers Variable Small Cap Growth Fund.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

July 19, 2002

The information provided in this letter represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2002 and the holdings are subject to change.

The following graph depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE SMALL CAP GROWTH FUND
 Comparison of $10,000 Investment in the Fund with Russell 2000 Index and Russell 2000 Growth Index

                                    [CHART]


                  Small Cap    Russell 2000   Russell 2000
                 Growth Fund      Index       Growth Index
                 -----------   ------------   ------------
    11/8/1999      $10,000       $10,000         $10,000
    12/1999         12,160        11,132          11,763
    12/2000         14,194        10,796           9,125
    12/2001         13,169        11,833           8,296
    6/30/2002       10,899        11,277           6,857


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain  Return of   Total
Period Ended          of Period of Period Dividends Distributions  Capital   Returns+
---------------------------------------------------------------------------------------
6/30/02                $12.59    $10.42     $0.00       $0.00       $0.00    (17.24)%++
---------------------------------------------------------------------------------------
12/31/01                13.57     12.59      0.00        0.00        0.00     (7.22)
---------------------------------------------------------------------------------------
12/31/00                12.16     13.57      0.00*       0.61        0.00*    16.73
---------------------------------------------------------------------------------------
11/8/99** -- 12/31/99   10.00     12.16      0.00        0.00        0.00     21.60++
---------------------------------------------------------------------------------------
Total                                       $0.00*      $0.61       $0.00*
---------------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

Six Months Ended 6/30/02++                                                     (17.24)%
--------------------------------------------------------------------------------------
Year Ended 6/30/02                                                             (21.12)
--------------------------------------------------------------------------------------
11/8/99** through 6/30/02                                                        3.31
--------------------------------------------------------------------------------------

 Cumulative Total Return+ (unaudited)

11/8/99** through 6/30/02                                                         8.99%
--------------------------------------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Amount represents less than $0.01 per share.
** Commencement of operations.

Schedule of Investments
June 30, 2002 (unaudited)




Shares                          Security                               Value
--------------------------------------------------------------------------------
COMMON STOCK -- 85.0%
Basic Industries -- 6.1%
12,800 AK Steel Holding Corp....................................... $    163,968
11,700 OM Group, Inc.+.............................................      725,400
24,200 PolyOne Corp.+..............................................      272,250
                                                                    ------------
                                                                       1,161,618
                                                                    ------------
Capital Goods -- 1.3%
 1,000 L-3 Communications Holdings, Inc.*..........................       54,000
 3,189 Mohawk Industries, Inc.*....................................      196,219
                                                                    ------------
                                                                         250,219
                                                                    ------------
Communications -- 2.1%
41,000 Dobson Communications Corp., Class A Shares*................       35,260
22,300 Entravision Communications Corp., Class A Shares*...........      273,175
 2,290 Genuity Inc., Class A Shares*...............................        8,702
28,600 UnitedGlobalCom, Inc., Class A Shares*......................       78,650
                                                                    ------------
                                                                         395,787
                                                                    ------------
Consumer Cyclicals -- 5.0%
 2,100 Aeropostale, Inc.*..........................................       57,477
10,100 American Eagle Outfitters, Inc.*............................      213,514
 1,900 California Pizza Kitchen, Inc.*.............................       47,120
 3,950 Chico's FAS, Inc.*..........................................      143,464
 2,000 DeVry, Inc.*................................................       45,680
 4,800 Genesco Inc.*...............................................      116,880
 1,600 The Neiman Marcus Group, Inc., Class A Shares*..............       55,520
 8,500 Tower Automotive, Inc.*.....................................      118,575
11,500 Visteon Corp................................................      163,300
                                                                    ------------
                                                                         961,530
                                                                    ------------
Consumer Non-Cyclicals -- 7.1%
 6,100 Bunge Ltd...................................................      128,710
 4,300 Coca-Cola Bottling Co., Consolidated+.......................      184,900
 5,500 Hain Celestial Group, Inc.*.................................      101,750
 8,400 Pathmark Stores, Inc.*......................................      158,004
 4,200 Performance Food Group Co.*.................................      142,212
 3,000 Wendy's International, Inc.+................................      119,490
 6,200 The Yankee Candle Co., Inc.*................................      167,958
11,400 Young Broadcasting Inc., Class A Shares*....................      202,692
 4,400 Zale Corp.*.................................................      159,500
                                                                    ------------
                                                                       1,365,216
                                                                    ------------
Energy -- 1.8%
 1,100 Evergreen Resources, Inc.*..................................       46,750
 6,200 SEACOR SMIT Inc.*...........................................      293,570
                                                                    ------------
                                                                         340,320
                                                                    ------------
Financial Services -- 14.5%
 7,000 Arthur J. Gallagher & Co....................................      242,550
 5,900 Banknorth Group, Inc........................................      153,518
 3,100 Brown & Brown Inc...........................................       97,650
 4,600 City National Corp..........................................      247,250
 7,800 Commerce Bancorp, Inc.......................................      344,760
 6,200 IPC Holdings, Ltd...........................................      189,348
22,700 Knight Trading Group, Inc.*.................................      118,948


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



Shares                    Security                       Value
------------------------------------------------------------------
Financial Services -- 14.5% (continued)
 2,600 Legg Mason, Inc............................... $    128,284
 5,700 Mercantile Bankshares Corp....................      233,871
 8,200 PartnerRe Ltd.+...............................      401,390
 3,700 UCBH Holdings, Inc............................      140,637
 5,000 W.P. Stewart & Co., Ltd.......................      127,600
 5,700 Waddell & Reed Financial, Inc., Class A Shares      130,644
 2,300 Westamerica Bancorporation....................       90,114
 4,200 Willis Group Holdings Ltd.*...................      138,222
                                                      ------------
                                                         2,784,786
                                                      ------------
Healthcare -- 20.2%
24,000 Celera Genomics Group--Applera Corp.*.........      288,000
11,900 Celgene Corp.*................................      182,070
 2,900 CTI Molecular Imaging, Inc.*..................       66,526
30,800 DJ Orthopedics Inc.*..........................      252,560
40,200 Inhale Therapeutic Systems, Inc.*.............      381,498
 7,800 Invitrogen Corp.*.............................      249,678
40,800 Ligand Pharmaceuticals, Inc., Class B Shares*+      591,600
63,600 Medarex, Inc.*+...............................      471,912
 7,900 The Medicines Co.*............................       97,407
 7,300 Neurocrine Biosciences, Inc.*.................      209,145
11,200 Pharmacopeia, Inc.*...........................       95,413
   632 PRAECIS Pharmaceuticals Inc.*.................        2,199
 2,000 Province Healthcare Co.*......................       44,720
35,300 QLT Inc.*+....................................      471,255
 7,775 Respironics, Inc.*............................      264,739
25,500 The TriZetto Group, Inc.*.....................      218,025
                                                      ------------
                                                         3,886,747
                                                      ------------
Real Estate Investment Trust -- 3.0%
 3,100 Alexandria Real Estate Equities, Inc..........      152,954
18,400 Mission West Properties Inc...................      224,296
 5,800 PS Business Parks, Inc., Class A Shares.......      202,710
                                                      ------------
                                                           579,960
                                                      ------------
Technology -- 23.9%
80,800 3Com Corp.*...................................      355,520
 6,800 Adaptec, Inc.*................................       53,652
 7,400 ADTRAN, Inc.*.................................      140,593
14,100 Advanced Digital Information Corp.*...........      118,863
 4,900 Advanced Fibre Communication, Inc.*...........       81,046
 5,300 Advent Software, Inc.*........................      136,210
17,100 Aeroflex Inc.*................................      118,845
10,200 ANADIGICS, Inc.*..............................       84,048
10,900 AsiaInfo Holdings, Inc.*......................      144,425
 9,600 Aspen Technology, Inc.*.......................       80,064
 2,300 Asyst Technology, Inc.*.......................       46,805
 6,300 ATI Technologies Inc.*........................       43,533
17,800 Axcelis Technologies, Inc.*...................      201,140
13,400 Centillium Communications, Inc.*..............      116,848
52,900 CIENA Corp.*..................................      221,651
14,100 CommScope, Inc.*..............................      176,250
21,200 DDI Corp.*....................................       19,080
 8,300 E.piphany, Inc.*..............................       36,437
 3,600 Entegris Inc.*................................       52,560
 6,100 Exar Corp.*...................................      120,292
10,000 Harmonic Inc.*................................       36,590
 9,100 i2 Technologies, Inc.*........................       13,468


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



    Shares                            Security                             Value
-----------------------------------------------------------------------------------
Technology -- 23.9% (continued)
        10,200 I-Many, Inc.*........................................... $    28,040
         4,800 Insight Enterprises, Inc.*..............................     120,912
         6,500 Internet Security Systems, Inc.*........................      85,280
        18,200 J.D. Edwards & Co.*.....................................     221,130
         7,000 JDA Software Group, Inc.*...............................     197,820
        16,400 Lawson Software, Inc.*..................................      94,628
         5,100 Manhattan Associates, Inc.*.............................     164,016
         9,900 McDATA Corp., Class A Shares*...........................      87,219
        11,400 Microtune, Inc.*........................................     101,574
        13,800 NetScreen Technologies, Inc.*...........................     126,684
         6,500 Perot Systems Corp., Class A Shares*....................      70,785
         8,800 Plexus Corp.*...........................................     159,280
         9,600 Precise Software Solutions Ltd.*........................      91,680
         7,900 Semtech Corp.*..........................................     210,930
        12,500 Silicon Storage Technology, Inc.*.......................      97,500
         9,200 THQ Inc.*...............................................     274,343
         5,400 Ulticom, Inc.*..........................................      36,612
        17,000 Viant Corp.*............................................      20,740
                                                                        -----------
                                                                          4,587,093
                                                                        -----------
               TOTAL COMMON STOCK (Cost -- $19,173,879)................  16,313,276
                                                                        -----------

    Rights
---------------
RIGHTS -- 0.0%
         2,800 Bank United Corp., Contingent Rights* (Cost -- $703)....         252
                                                                        -----------
               SUB-TOTAL INVESTMENTS (Cost -- $19,174,582).............  16,313,528
                                                                        -----------

     Face
    Amount
---------------
REPURCHASE AGREEMENTS -- 15.0%
    $1,442,000 State Street Bank & Trust Co., 1.88% due 7/1/02;
                Proceeds at maturity -- $1,442,226; (Fully
                collateralized by U.S. Treasury Bonds, 6.250% due
                8/15/23; Market value -- $1,473,187)...................   1,442,000
     1,441,000 Greenwich Capital Markets, 1.90% due 7/1/02; Proceeds
                at maturity -- $1,441,228; (Fully collateralized by
                U.S. Treasury Bonds, 7.875% due 2/15/21; Market
                value -- $1,471,325)...................................   1,441,000
                                                                        -----------
               TOTAL REPURCHASE AGREEMENTS (Cost -- $2,883,000)........   2,883,000
                                                                        -----------
               TOTAL INVESTMENTS -- 100% (Cost -- $22,057,582**)....... $19,196,528
                                                                        ===========

--------

 + Securities with an aggregate market value of $3,238,197 are segregated as collateral for open futures contracts commitments.
 * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2002 (unaudited)



ASSETS:
 Investments, at value (Cost -- $19,174,582).......................... $16,313,528
 Repurchase agreements, at value (Cost -- $2,883,000).................   2,883,000
 Cash.................................................................         662
 Receivable for securities sold.......................................     138,906
 Receivable for broker -- variation margin............................      15,950
 Dividends and interest receivable....................................       6,365
                                                                       -----------
 Total Assets.........................................................  19,358,411
                                                                       -----------

LIABILITIES:
 Payable for Fund shares purchased....................................     440,054
 Payable for securities purchased.....................................      46,417
 Management fee payable...............................................      11,739
 Administration fee payable...........................................         783
 Accrued expenses.....................................................      58,864
                                                                       -----------
 Total Liabilities....................................................     557,857
                                                                       -----------
Total Net Assets...................................................... $18,800,554
                                                                       ===========

NET ASSETS:
 Par value of capital shares.......................................... $     1,805
 Capital paid in excess of par value..................................  22,629,617
 Accumulated net investment loss......................................     (38,911)
 Accumulated net realized loss from security transactions and futures
   contracts..........................................................    (945,665)
 Net unrealized depreciation of investments and futures contracts.....  (2,846,292)
                                                                       -----------
Total Net Assets...................................................... $18,800,554
                                                                       ===========
Shares Outstanding....................................................   1,805,059
                                                                       -----------
Net Asset Value, per share............................................      $10.42
                                                                       -----------


                      See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2002 (unaudited)

INVESTMENT INCOME:
  Dividends.................................................................................. $    41,790
  Interest...................................................................................      36,193
                                                                                              -----------
  Total Investment Income....................................................................      77,983
                                                                                              -----------
EXPENSES:
  Management fee (Note 2)....................................................................      70,989
  Shareholder communications.................................................................      11,157
  Audit and legal............................................................................      10,413
  Custody....................................................................................       9,224
  Shareholder and system servicing fees......................................................       4,820
  Administration fee (Note 2)................................................................       4,732
  Directors' fees............................................................................       2,107
  Registration fees..........................................................................       1,240
  Pricing service fees.......................................................................         476
  Other......................................................................................       1,736
                                                                                              -----------
  Total Expenses.............................................................................     116,894
                                                                                              -----------
Net Investment Loss..........................................................................     (38,911)
                                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
  Realized Loss From:
   Security transactions (excluding short-term securities)...................................     (99,579)
   Futures contracts.........................................................................     (94,989)
                                                                                              -----------
  Net Realized Loss..........................................................................    (194,568)
                                                                                              -----------
  Change in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts:
   Beginning of period.......................................................................     622,392
   End of period.............................................................................  (2,846,292)
                                                                                              -----------
  Increase in Net Unrealized Depreciation....................................................  (3,468,684)
                                                                                              -----------
Net Loss on Investments and Futures Contracts................................................  (3,663,252)
                                                                                              -----------
Decrease in Net Assets From Operations....................................................... $(3,702,163)
                                                                                              ===========


                      See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                            2002          2001
                                                        ------------  ------------
OPERATIONS:
 Net investment loss................................... $    (38,911) $    (55,030)
 Net realized loss.....................................     (194,568)     (572,030)
 Increase (decrease) in net unrealized appreciation....   (3,468,684)      155,096
                                                        ------------  ------------
 Decrease in Net Assets From Operations................   (3,702,163)     (471,964)
                                                        ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares......................   21,809,960    20,296,467
 Cost of shares reacquired.............................  (15,598,872)  (12,596,594)
                                                        ------------  ------------
 Increase in Net Assets From Fund Share Transactions...    6,211,088     7,699,873
                                                        ------------  ------------
Increase in Net Assets.................................    2,508,925     7,227,909

NET ASSETS:
 Beginning of period...................................   16,291,629     9,063,720
                                                        ------------  ------------
 End of period*........................................ $ 18,800,554  $ 16,291,629
                                                        ============  ============
* Includes accumulated net investment loss of:.........     $(38,911)           --
                                                        ============  ============



                      See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Small Cap Growth Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Large Cap Growth Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of June 30, 2002 the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and the other investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect the permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $55,552 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

Notes to Financial Statements
(unaudited) (continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Salomon Smith Barney Inc. ("SSB"), a subsidiary SSBH, acts as the Fund's distributor. For the six months ended June 30, 2002, there were no brokerage commissions paid to SSB.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases................................................... $12,146,128
                                                             ===========
Sales....................................................... $ 5,893,487
                                                             ===========

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation............................... $  1,274,654
Gross unrealized depreciation...............................  (4,135,708)
                                                             ------------
Net unrealized depreciation................................. $(2,861,054)
                                                             ============

4. Repurchase Agreements

When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Fund did not hold any purchased call or put option contracts.

Notes to Financial Statements
(unaudited) (continued)


When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

For the six months ended June 30, 2002, the Fund did not enter into any written covered call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At June 30, 2002, the Fund had the following open futures contracts:

                            # of
                          Contracts                          Market   Unrealized
Purchased Contracts        to Buy   Expiration Basis Value   Value       Gain
-------------------       --------- ---------- ----------- ---------- ----------
Russell 2000.............    11        9/02    $2,533,663  $2,548,425  $14,762
                                               ==========  ==========  =======

7. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(unaudited) (continued)


8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") and other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund did not hold any TBA securities.

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2002, the Fund did not have any securities on loan.

10. Capital Loss Carryforwards

At December 31, 2001, the Fund had, for Federal income tax purposes, approximately $392,000 of capital loss carryforwards available to offset future capital gains, expiring in 2009. To extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

11. Capital Stock

At June 30, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                Six Months Ended    Year Ended
                                 June 30, 2002   December 31, 2001
                                ---------------- -----------------
              Shares sold......     1,827,741        1,717,408
              Shares reacquired    (1,316,265)      (1,091,797)
                                   ----------       ----------
              Net Increase.....       511,476          625,611
                                   ==========       ==========

Financial Highlights


For a share of capital stock outstanding for each year ended December 31, unless otherwise noted:

                                              2002(1)     2001      2000    1999(2)
                                            -------     -------   ------   -------
Net Asset Value, Beginning of Period....... $ 12.59     $ 13.57   $12.16   $10.00
                                            -------     -------   ------   ------
Income (Loss) From Operations:
 Net investment income (loss) (3)..........   (0.02)      (0.04)   (0.02)    0.00*
 Net realized and unrealized gain (loss)...   (2.15)      (0.94)    2.04     2.16
                                            -------     -------   ------   ------
Total Income (Loss) From Operations........   (2.17)      (0.98)    2.02     2.16
                                            -------     -------   ------   ------
Less Distributions From:
 Net investment income.....................      --          --    (0.00)*     --
 Net realized gains........................      --          --    (0.61)      --
 Capital...................................      --          --    (0.00)*     --
                                            -------     -------   ------   ------
Total Distributions........................      --          --    (0.61)      --
                                            -------     -------   ------   ------
Net Asset Value, End of Period............. $ 10.42     $ 12.59   $13.57   $12.16
                                            =======     =======   ======   ======
Total Return (4)...........................  (17.24)%++   (7.22)%  16.73%   21.60%++
Net Assets, End of Period (000s)........... $18,801     $16,292   $9,064   $1,801
Ratios to Average Net Assets:
 Expenses (3)(5)...........................    1.23%+      1.47%    1.50%    1.50%+
 Net investment income (loss)..............   (0.41)+     (0.47)   (0.23)    0.16+
Portfolio Turnover Rate....................      39%        102%     109%      16%

--------
(1)For the six months ended June 30, 2002 (unaudited).
(2) For the period from November 8, 1999 (commencement of operations) through December 31, 1999.
(3) SBAM has waived all or part of its management fees the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SBAM has reimbursed the Fund for $12,692 and $27,494 in expenses for the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share (increase) decrease in net investment income (loss) and the actual expense ratio would have been as follows:

                           (Increase) Decrease to  Expense Ratios Without
                               Net Investment        Fee Waivers and/or
                           Income (Loss) Per Share Expense Reimbursements
                           ----------------------- ----------------------
      2000................         $(0.07)                  2.52%
      1999................           0.20                  16.36+

(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(5) As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
HEATH B. MCLENDON

CHARLES F. BARBER, EMERITUS

Officers
HEATH B. MCLENDON
   Chairman
R. JAY GERKEN
   President
LEWIS E. DAIDONE
   Senior Vice President and Chief Administrative Officer
ALAN J. BLAKE
   Executive Vice President
JOHN B. CUNNINGHAM
   Executive Vice President
JOHN G. GOODE
   Executive Vice President
PETER J. HABLE
   Executive Vice President
ROGER M. LAVAN
   Executive Vice President
BETH A. SEMMEL
   Executive Vice President
PETER J. WILBY
   Executive Vice President
GEORGE J. WILLIAMSON
   Executive Vice President
IRVING P. DAVID
   Treasurer
FRANCES M. GUGGINO
   Controller
CHRISTINA T. SYDOR
   Secretary

                            [LOGO] Salomon Brothers
                                   Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013
                                                                        02-3643

       [SALOMON BROTHERS
       Variable Series Funds Inc]


   Semi-
   Annual
   Report
   2002

   JUNE 30, 2002

..  LARGE CAP GROWTH FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You



DEAR SHAREHOLDER:

Enclosed herein is the semi-annual report for the Salomon Brothers Variable Large Cap Growth Fund ("Fund") for the period ended June 30, 2002./1/ This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of current Fund holdings, along with unaudited financial statements for the period ended June 30, 2002, can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

Because the Fund had been in operation for less than six months as of June 30, 2002, the Fund does not yet have a sufficient operating history to generate the performance information that other funds show in this section of their shareholder report.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund seeks long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies with large market capitalizations and related investments. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment. The manager emphasizes individual security selection while diversifying the Fund's investments across industries, which may help to reduce risk. The manager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified. In selecting individual companies for investment, the manager looks for:

  . Favorable earnings prospects;

  . Technological innovation;

  . Industry dominance;

  . Competitive products and services;

  . Global scope;

--------
1The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

  . Long-term operating history;

  . Consistent and stable long-term growth in dividends and earnings per share;

  . Strong cash flow;

  . High return on equity;

  . Strong financial condition; and

  . Experienced and effective management.

MARKET OVERVIEW AND PORTFOLIO UPDATE

The first half of 2002 was a difficult period for the U.S. stock market in general, but particularly so for the large capitalization growth stocks in which the Fund primarily invests. The market has been suffering from an ongoing malaise over the level and prospects of corporate profits, uncertainties about future growth potential, accounting scandals and geopolitical risks. We believe that these concerns have overshadowed some otherwise encouraging signs for the overall U.S. economy.

The Fund's portfolio is currently focused in four industries: consumer, pharmaceuticals, financials and technology. Although the Fund is underweight in technology relative to its benchmark, the Russell 1000 Growth Index,/2/ in hindsight, the Fund should have been even more underweight during the period. At the beginning of the reporting period, we believed a recovery in the technology sector could take hold by this summer. Now, we feel that such a recovery is more likely to occur in the fourth quarter. We are beginning to even out the Fund's underweight in technology and its overweight in financial services. We have primarily been adding to the Fund's holdings in companies in which it is already invested. In line with the Fund's investment strategy, we believe that companies that are dominant within their respective industries make good investments for the Fund. When prominent names across many industries are selling at or near record lows, we become intrigued at what may be significant buying opportunities.

MARKET OUTLOOK

Economic growth has rebounded sharply in the first half of 2002 following six quarters of sub-par growth, and the U.S. economy remains firmly entrenched in economic recovery. Gross Domestic Product ("GDP")/3/ growth for the first quarter was 6.1%. For the full year 2002 we are forecasting overall GDP growth of approximately 3.0%, with steady growth in the 4-5% range in the second half of the year. As the economy continues to rebound, we believe the extremely accommodative monetary conditions put in place by the U.S. Federal Reserve Board ("Fed") during 2001 should have stronger positive effects on growth. With the federal funds rate ("fed funds rate")/4/ currently at

--------
2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
3GDP is a market value of goods and services produced by labor and property in a given country.
4The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

1.75% and a neutral policy bias, we believe the Fed's next move will probably be to moderately tighten (i.e., increase) the fed funds rate. In our opinion, the inventory adjustment process should continue to add to growth over the remainder of the year. Business investment, in both inventories and fixed investment, has generally been the economy's weakest component over the past two years. We believe that further slowing of the inventory decline followed by inventory restocking should be expected to give the economy a strong boost over the next several quarters. We also expect that strengthening business fixed investment, particularly in non-communications technology industries, should boost the economy in the second half of the year. Although increasing energy prices caused the Consumer Price Index ("CPI")/5/ to spike upward in the second quarter, we believe that inflation will remain contained into 2003, as competitive pressures in the early stages of economic recovery are likely to keep sharp downward pressure on prices.

The world-class companies that comprise the Fund's portfolio have suffered in the market place as the good, bad and indifferent have all been trashed in the toxic environment that developed this year. Though clearly out of market favor, with a few exceptions in traditional defensive areas such as household products, foods and beverages, we expect the earnings growth potential of this universe of companies to again become apparent based on their global reach, franchise value and use of intellectual capital. If the past is any guide to the future, we believe this will eventually lead to a more favorable evaluation of these shares.

We appreciate your investment with the Salomon Brothers Variable Large Cap Growth Fund and look forward to serving your financial needs in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon Chairman

July 19, 2002

The information provided in this letter represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 and 6 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.



--------
5 CPI measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics. Please note that an investor cannot invest directly in an index.

 Historical Performance (unaudited)

                                 Net Asset Value
                               -------------------
                               Beginning    End     Income  Capital Gain   Total
Period Ended                   of Period of Period Dividend Distribution  Return+
----------------------------------------------------------------------------------
5/1/02* -- 6/30/02              $10.00     $8.75    $0.00      $0.00     (12.50)%++
----------------------------------------------------------------------------------

 Average Annual Total Return+ (unaudited)

5/1/02* through 6/30/02++                                                          (12.50)%
------------------------------------------------------------------------------------------

 Cumulative Total Return+ (unaudited)

5/1/02* through 6/30/02                                                            (12.50)%
------------------------------------------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Commencement of operations.

Schedule of Investments
June 30, 2002 (unaudited)



              Shares              Security                Value
              ----------------------------------------------------
              COMMON STOCK -- 100.0%
              Beverages -- Non-Alcoholic -- 5.8%
                 870 The Coca-Cola Co.................. $   48,720
                                                        ----------
              Biotechnology -- 4.3%
                 670 Amgen Inc.+.......................     28,060
                 260 Genentech, Inc.+..................      8,710
                                                        ----------
                                                            36,770
                                                        ----------
              Computer Communications -- 2.6%
               1,200 Cisco Systems, Inc.+..............     16,740
                 930 Juniper Networks, Inc.+...........      5,254
                                                        ----------
                                                            21,994
                                                        ----------
              Computer Processing Hardware -- 4.4%
               1,340 Dell Computer Corp.+..............     35,028
               1,260 Palm, Inc.+.......................      2,217
                                                        ----------
                                                            37,245
                                                        ----------
              Finance/Rental/Leasing -- 3.3%
                 570 Household International, Inc......     28,329
                                                        ----------
              Food Distributors -- 0.0%
                   6 The J.M. Smucker Co...............        205
                                                        ----------
              Foods -- Specialty/Candy -- 3.7%
                 570 Wm. Wrigley Jr. Co................     31,550
                                                        ----------
              Home Improvement Chains -- 2.4%
                 560 The Home Depot, Inc...............     20,569
                                                        ----------
              Household/Personal Care -- 8.4%
               1,360 The Gillette Co...................     46,063
                 280 The Procter & Gamble Co...........     25,004
                                                        ----------
                                                            71,067
                                                        ----------
              Industrial Conglomerates -- 2.5%
                 550 General Electric Co...............     15,977
                 410 Tyco International Ltd............      5,539
                                                        ----------
                                                            21,516
                                                        ----------
              Internet Retail -- 2.5%
               1,320 Amazon.com, Inc.+.................     21,450
                                                        ----------
              Internet Software/Services -- 2.1%
               1,220 AOL Time Warner Inc.+.............     17,946
                                                        ----------
              Investment Banks/Brokers -- 7.0%
                 860 Merrill Lynch & Co., Inc..........     34,830
                 570 Morgan Stanley....................     24,555
                                                        ----------
                                                            59,385
                                                        ----------
              Major Banks -- 6.6%
                 460 Bank One Corp.....................     17,701
                 770 Wells Fargo & Co..................     38,546
                                                        ----------
                                                            56,247
                                                        ----------
              Media Conglomerates -- 2.7%
               1,230 The Walt Disney Co................     23,247
                                                        ----------
              Multi-Line Insurance -- 2.3%
                 280 American International Group, Inc.     19,104
                                                        ----------


                      See Notes to Financial Statements.

Schedule of Investments
June 30, 2002 (unaudited) (continued)



            Shares                 Security                  Value
            --------------------------------------------------------
            Packaged Software -- 5.6%
               670 Microsoft Corp.+........................ $ 36,649
               530 VERITAS Software Corp.+.................   10,489
                                                            --------
                                                              47,138
                                                            --------
            Pharmaceuticals -- Major -- 12.0%
               280 Eli Lilly & Co..........................   15,792
               380 Johnson & Johnson.......................   19,859
               370 Merck & Co. Inc.........................   18,737
             1,360 Pfizer Inc..............................   47,600
                                                            --------
                                                             101,988
                                                            --------
            Property Casualty Insurance -- 7.9%
                 1 Berkshire Hathaway Inc., Class A Shares+   66,800
                                                            --------
            Semiconductors -- 10.5%
             1,940 Intel Corp..............................   35,444
             1,450 Texas Instruments Inc...................   34,365
               850 Xilinx, Inc.+...........................   19,066
                                                            --------
                                                              88,875
                                                            --------
            Telecommunications Equipment -- 3.4%
             1,420 CIENA Corp.+............................    5,950
             1,600 Motorola, Inc...........................   23,072
                                                            --------
                                                              29,022
                                                            --------
                   TOTAL INVESTMENTS -- 100%
                    (Cost -- $968,833*).................... $849,167
                                                            ========

--------
+  Non-income producing security.
*  Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

ASSETS:
 Investments, at value (Cost -- $968,833)........................... $  849,167
 Cash...............................................................     34,415
 Receivable from manager............................................     14,310
 Dividends and interest receivable..................................        711
                                                                     ----------
 Total Assets.......................................................    898,603
                                                                     ----------

LIABILITIES:
 Payable for Fund shares purchased..................................          2
 Accrued expenses...................................................     15,188
                                                                     ----------
 Total Liabilities..................................................     15,190
                                                                     ----------
Total Net Assets.................................................... $  883,413
                                                                     ==========

NET ASSETS:
 Par value of capital shares........................................ $      101
 Capital paid in excess of par value................................  1,008,685
 Undistributed net investment income................................        148
 Accumulated net realized loss from security transactions...........     (5,855)
 Net unrealized depreciation of investments.........................   (119,666)
                                                                     ----------
Total Net Assets.................................................... $  883,413
                                                                     ==========
Shares Outstanding..................................................    100,925
                                                                     ----------
Net Asset Value, per share..........................................      $8.75
                                                                     ----------


                      See Notes to Financial Statements.

Statement of Operations
For the Period Ended June 30, 2002 (a) (unaudited)

INVESTMENT INCOME:
  Dividends......................................................................... $   1,516
  Interest..........................................................................       238
                                                                                     ---------
  Total Investment Income...........................................................     1,754
                                                                                     ---------
EXPENSES:
  Shareholder communications........................................................     5,179
  Audit and legal...................................................................     4,730
  Shareholder and system servicing fees.............................................     1,773
  Custody...........................................................................     1,594
  Management fee (Note 2)...........................................................     1,204
  Directors' fees...................................................................       907
  Registration fees.................................................................       622
  Administration fee (Note 2).......................................................        80
  Other.............................................................................     1,111
                                                                                     ---------
  Total Expenses....................................................................    17,200
  Less: Management and administration fee waiver and expense reimbursement (Note 2).   (15,594)
                                                                                     ---------
  Net Expenses......................................................................     1,606
                                                                                     ---------
Net Investment Income...............................................................       148
                                                                                     ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales..............................................................    48,557
   Cost of securities sold..........................................................    54,412
                                                                                     ---------
  Net Realized Loss.................................................................    (5,855)
                                                                                     ---------
  Change in Net Unrealized Depreciation of Investments:
   Beginning of period..............................................................        --
   End of period....................................................................  (119,666)
                                                                                     ---------
  Increase in Net Unrealized Depreciation...........................................  (119,666)
                                                                                     ---------
Net Loss on Investments.............................................................  (125,521)
                                                                                     ---------
Decrease in Net Assets From Operations.............................................. $(125,373)
                                                                                     =========

--------
(a) For the period from May 1, 2002 (commencement of operations) to June 30,
    2002.


                      See Notes to Financial Statements.

Statement of Changes in Net Assets
For the Period Ended June 30, 2002 (a) (unaudited)


OPERATIONS:
 Net investment income.............................................. $      148
 Net realized loss..................................................     (5,855)
 Increase in net unrealized depreciation............................   (119,666)
                                                                     ----------
 Decrease in Net Assets From Operations.............................   (125,373)
                                                                     ----------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares...................................  1,011,089
 Cost of shares reacquired..........................................     (2,303)
                                                                     ----------
 Increase in Net Assets From Fund Share Transactions................  1,008,786
                                                                     ----------
Increase in Net Assets..............................................    883,413
NET ASSETS:
 Beginning of period................................................         --
                                                                     ----------
 End of period*..................................................... $  883,413
                                                                     ==========
 * Includes undistributed net investment income of:.................       $148
                                                                     ==========

--------
(a)For the period from May 1, 2002 (commencement of operations) to June 30,
   2002.



                      See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Large Cap Growth Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series"); its primary investment objective is to seek long-term growth of capital. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and eight other investment portfolios: Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of June 30, 2002 the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and the other investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly. For the period ended June 30, 2002, SBAM waived all of its management fee.

Notes to Financial Statements
(unaudited) (continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. For the period ended June 30, 2002, SBAM waived all of its administration fee.

In addition, the Fund reimbursed expenses amounting to $14,310 to SBAM.

Salomon Smith Barney Inc. ("SSB"), another subsidiary SSBH, acts as the Fund's distributor. For the period ended June 30, 2002, there were no brokerage commissions paid to SSB.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the period ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases................................................... $1,023,245
                                                             ==========
Sales....................................................... $   48,557
                                                             ==========

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:
Gross unrealized appreciation............................... $    2,108
Gross unrealized depreciation...............................   (121,774)
                                                             ----------
Net unrealized depreciation................................. $ (119,666)
                                                             ==========

4. Repurchase Agreements

When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

Notes to Financial Statements
(unaudited) (continued)



At June 30, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

For the period ended June 30, 2002, the Fund did not enter into any written covered call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At June 30, 2002, the Fund did not hold any futures contracts.

7. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(unaudited) (continued)


8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") and other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2002, the Fund did not hold any TBA securities.

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2002, the Fund did not have any securities on loan.

10. Capital Stock

At June 30, 2002, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                                      Period Ended
                                                                     June 30, 2002*
                                                                     --------------
Shares sold.........................................................    101,177
Shares reacquired...................................................       (252)
                                                                        -------
Net Increase........................................................    100,925
                                                                        =======

--------
*For the period from May 1, 2002 (commencement of operations) to June 30, 2002.

Financial Highlights


For a share of capital stock outstanding for the period ended June 30:

                                                                      2002(1)
                                                                     -------
Net Asset Value, Beginning of Period................................ $10.00
                                                                     ------
Loss From Operations:
 Net investment income (2)..........................................   0.00*
 Net realized and unrealized loss...................................  (1.25)
                                                                     ------
 Total Loss From Operations.........................................  (1.25)
                                                                     ------
Less Distributions From:
 Net investment income..............................................     --
                                                                     ------
 Total Distributions................................................     --
                                                                     ------
Net Asset Value, End of Period...................................... $ 8.75
                                                                     ======
Total Return (3).................................................... (12.50)%++
Net Assets, End of Period (000s)....................................   $883
Ratios to Average Net Assets:
 Expenses (2)(4)....................................................   1.00%+
 Net investment income..............................................   0.09+
Portfolio Turnover Rate.............................................      5%

--------
(1) For the period from May 1, 2002 (commencement of operations) through June 30, 2002 (unaudited).
(2) The investment manager has waived all of its management and administration fees for the period ended June 30, 2002. In addition, the Fund reimbursed expenses of $14,310 for the period ended June 30, 2002. If such fees were not waived and expenses not reimbursed, the per share decrease to net investment income and the actual annualized expense ratio would have been $0.15 and 10.71%, respectively.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
HEATH B. MCLENDON
CHARLES F. BARBER, EMERITUS

Officers
HEATH B. MCLENDON
    Chairman
R. JAY GERKEN
    President
LEWIS E. DAIDONE
    Senior Vice President and
    Chief Administrative Officer
ALAN J. BLAKE
   Executive Vice President
JOHN B. CUNNINGHAM
   Executive Vice President
JOHN G. GOODE
   Executive Vice President
PETER J. HABLE
   Executive Vice President
ROGER M. LAVAN
   Executive Vice President
BETH A. SEMMEL
   Executive Vice President
PETER J. WILBY
   Executive Vice President
GEORGE J. WILLIAMSON
   Executive Vice President
IRVING P. DAVID
    Treasurer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary

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                                   Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013
                                                                        02-3656